As filed with the Securities and Exchange Commission on February 26, 1999
                                                   File No. 2-77284 (811-03459)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933       /x/

                         Pre-Effective Amendment No.                   / /

                       Post-Effective Amendment No. 47                 /x/

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                 Amendment No. 27                     /x/

--------------------------------------------------------------------------------
                             PENN SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
--------------------------------------------------------------------------------
                                600 Dresher Road
                           Horsham, Pennsylvania 19044
                    (Address of Principal Executive Offices)
                   Registrant's Telephone Number: 215-956-8000
--------------------------------------------------------------------------------
                                JAMES B. MCELWAIN
                                    President
                             Penn Series Funds, Inc.
                        Philadelphia, Pennsylvania 19172
                     (Name and Address of Agent for Service)

                                    Copy to:
                                RICHARD W. GRANT
                                C. RONALD RUBLEY
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                           Philadelphia, PA 19103-2921
--------------------------------------------------------------------------------
  It is proposed that this filing will become effective (check appropriate box)

  ___ immediately upon filing pursuant to paragraph (b) of Rule 485
  ___ on (date) pursuant to paragraph (b) of Rule 485
  ___ 60 days after filing pursuant to paragraph a (1) of Rule 485
  ___ on (date) pursuant to paragraph (a) (1) of Rule 485
  ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
   x  on May 1, 1999 pursuant to paragraph (a)(2) of Rule 485
  ---
--------------------------------------------------------------------------------

Prospectus -- May 1, 1999
PENN SERIES FUNDS, INC.
600 Dresher Road, Horsham, PA 19044 o Telephone (215) 956-8000






                               GROWTH EQUITY FUND

                                VALUE EQUITY FUND

                            SMALL CAPITALIZATION FUND

                              EMERGING GROWTH FUND

                              FLEXIBLY MANAGED FUND

                            INTERNATIONAL EQUITY FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND

                                MONEY MARKET FUND




  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

Penn Series Funds, Inc. ("Penn Series") is a mutual fund that provides investment funds for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA"). Penn Series offers nine different portfolios or "Funds" advised by Independence Capital Management, Inc. ("ICMI") and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., OpCap Advisors, Vontobel USA Inc. and Robertson Stephens Investment Management, Inc.


PROSPECTUS CONTENTS


FUND INVESTMENT SUMMARIES
Growth Equity Fund
Value Equity Fund
Small Capitalization Fund
Emerging Growth Fund
Flexibly Managed Fund
International Equity Fund
Quality Bond Fund
High Yield Bond Fund
Money Market Fund

ADDITIONAL INFORMATION

MANAGEMENT
Investment Adviser
Sub-Advisers
Expenses and Limitations

ACCOUNT POLICIES

FINANCIAL HIGHLIGHTS

FUND INVESTMENT SUMMARIES

GROWTH EQUITY FUND

Investment Adviser:  Independence Capital Management, Inc.

Investment Objective: The investment objective of the Growth Equity Fund is to achieve long-term growth of capital and increase of future income.

Investment Strategy: The Fund invests primarily in common stocks of well established companies that the Adviser believes have long-term growth potential. In selecting the Fund's investments, the Adviser seeks companies that are expected to demonstrate long-term earnings growth that is greater than the projected growth rate of the economy as a whole. The Adviser emphasizes those companies that it believes are capable of generating consistently strong earnings and sales gains in an increasingly global economy. The Adviser believes that, over the long term, the earnings of well-established companies will not be as adversely affected by unfavorable economic conditions as the earnings of more cyclical companies. Secondarily, the Adviser also considers the dividend-paying potential of well-established companies.

Risks of Investing: An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued the common stocks. Loss of money is a risk of investing in the Fund. In general, common stocks are more volatile than those of other investments, such as fixed income securities. However, over the long-term, common stocks have shown greater potential for capital appreciation. By investing in the common stocks of larger, well-established companies, the Adviser seeks to avoid some of the volatility associated with investment in smaller, less well-established companies. As with any investment strategy, the Adviser's "growth" strategy may underperform other investment strategies (e.g., a "value" strategy) or the market as a whole.

Performance Information: The bar chart and the table below show the risks and volatility of an investment in the Fund. They include only those periods in which ICMI managed the Fund's investments. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

              This bar chart shows changes in the performance of the Fund's shares from year to year.*

                      For years ended December 31,

          -10%      0%    10%    20%     30%      40%      50%

1998                                            41.67%
1997                                    26.74%
1996                            19.76%
1995                                    26.45%
1994              -8.12%
1993                      12.43%

* The performance information shown above is based on a calendar year.
        ------------------------------------------
        Best Quarter                 Worst Quarter
        ------------------------------------------
           26.14%                       -7.61%
        ------------------------------------------
         (12/31/98)                    (9/30/98)
        ------------------------------------------


This table compares the Fund's average annual total return for periods ending December 31, 1998 to those of the Standard & Poor's 500 Composite Index. The S & P 500 is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
                               Growth Equity Fund             S & P 500
--------------------------------------------------------------------------------
1 Year.........................      41.67%                    28.57%
--------------------------------------------------------------------------------
5 Year ........................      20.10%                    24.06%
--------------------------------------------------------------------------------
Since November 1, 1992*/.......      19.47%                    21.88%
--------------------------------------------------------------------------------

*/ Date ICMI began managing the Fund's investments.

VALUE EQUITY FUND

Investment Adviser: Independence Capital Management, Inc.

Sub-Adviser: OpCap Advisors

Investment Objective: The investment objective of the Value Equity Fund is to maximize total return (capital appreciation and income).

Investment Strategy: The Fund invests primarily in common stocks of companies that the Sub-Adviser believes are under-valued. The Sub-Adviser uses a disciplined "value" approach in selecting investments for the Fund. The Sub-Adviser seeks to identify companies that appear undervalued by various measures, such as price/earnings, and may be temporarily out of favor, but have good prospects for capital appreciation. The Sub-Adviser also looks for companies that have the potential for sustainable high return on invested capital, maintain a competitive advantage in the market, and generate a high level of cash throughout the economic cycle. To identify such companies, the Sub-Adviser performs in-depth primary research of individual companies and industries. The Sub-Adviser then purchases the stocks of these companies when they appear under-priced compared to prices of other stock available in the marketplace.

Risks of Investing: An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average total return. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued the common stocks. Loss of money is a risk of investing in the Fund. In general, common stocks are more volatile than those of other investments, such as fixed income securities. However, over the long-term, common stocks have shown greater potential for capital appreciation. As with any investment strategy, the Sub-Adviser's "value" strategy may underperform other investment strategies (e.g., a "growth" strategy) or the market as a whole. For example, it may take the market considerable time to recognize the value of the Fund's investments.

Performance Information: The bar chart and the table below show the risks and volatility of an investment in the Fund. They include only those periods in which OpCap Advisors managed the Fund's investments. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

              This bar chart shows changes in the performance of the Fund's shares from year to year.*

                      For years ended December 31,

          0%      5%    10%    15%    20%     25%    30%      35%      40%

1998                   9.59%
1997                                        24.98%
1996                                        25.19%
1995                                                                 37.48%
1994            2.92%
1993                   7.08%

* The performance information shown above is based on a calendar year.
        ------------------------------------------
        Best Quarter                 Worst Quarter
        ------------------------------------------
           14.35%                       -14.69%
        ------------------------------------------
         (12/31/98)                    (9/30/98)
        ------------------------------------------


This table compares the Fund's average annual total return for periods ending December 31, 1998 to those of the Standard & Poor's 500 Composite Index. The S & P 500 is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
                                Value Equity Fund           S & P 500
--------------------------------------------------------------------------------
1 Year..........................       9.59%                  28.57%
--------------------------------------------------------------------------------
5 Year .........................      19.40%                  24.06%
--------------------------------------------------------------------------------
Since November 1, 1992*/........      17.49%                  20.63%
--------------------------------------------------------------------------------

*/ Date OpCap Advisors began managing the Fund's investments.

SMALL CAPITALIZATION FUND

Investment Adviser: Independence Capital Management, Inc.

Sub-Adviser: OpCap Advisors

Investment Objective: The investment objective of the Small Capitalization Fund is to seek capital appreciation.

Investment Strategy: The Fund invests primarily in common stocks of companies with market capitalizations under $1 billion. In selecting the Fund's investments, the Sub-Adviser attempts to identify small capitalization companies which are under-priced. Smaller capitalization companies may often be under-priced because institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies. Institutional investors may be less interested because they may be required to buy a large percentage of a company's outstanding equity securities in order to make the investment meaningful in its large portfolio. In addition, small cap companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation. The Sub-Adviser seeks companies that have a significant record of earnings and revenue growth, have high cash flow returns on assets and are in very good financial condition. The Sub-Adviser attempts to purchase companies at attractive multiples relative to the market and to where they have traded in the past. The Sub-Adviser may also purchase securities in initial public offerings, or shortly after such offerings have been completed, when the Sub-Adviser believes that such securities have greater-than-average market appreciation potential.

Risks of Investing: An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation. The Fund's value will change primarily with changes in prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of individual companies who issued the common stocks. Loss of money is a risk of investing in the Fund. In addition to the general risks of common stocks, an investment in small-cap stocks entails special risks. The prices of small-cap stocks tend to be more volatile than investments in larger, more established companies. Smaller-capitalization stocks may have limited product lines, markets or financial resources and may depend upon a limited management group. As a result, smaller capitalization companies often have higher failure rates than larger capitalization companies. In addition, the Sub-Adviser's "value" strategy may underperform other investment strategies (e.g., a "growth" strategy) or the market as a whole.

Performance Information: The bar chart and the table below show the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

              This bar chart shows changes in the performance of the Fund's shares from year to year.*


                      For years ended December 31,

          -10%      -5%   0%    5%    10%     15%    20%      25%

1998     -9.16%
1997                                                        23.02%
1996                                               19.76%

* The performance information shown above is based on a calendar year.
        ------------------------------------------
        Best Quarter                 Worst Quarter
        ------------------------------------------
           16.16%                       -18.06%
        ------------------------------------------
          (6/30/97)                    (9/30/98)
        ------------------------------------------


This table compares the Fund's average annual total return for periods ending December 31, 1998 to those of the Russell 2000 Index. The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
                         Small Capitalization Fund          Russell 2000
--------------------------------------------------------------------------------
1 Year...................          -9.16%                      -2.57%
--------------------------------------------------------------------------------
Since March 1, 1995*/....          11.32%                      15.43%
--------------------------------------------------------------------------------
*/ Date of Inception.
                                       -6-

EMERGING GROWTH FUND

Investment Adviser: Independence Capital Management, Inc.

Sub-Adviser: Robertson Stephens Investment Management, Inc.

Investment Objective: The investment objective of the Emerging Growth Fund is capital appreciation.

Investment Strategy: The Fund will invest primarily in common stocks of emerging growth companies. In selecting the Fund's investments, the Sub-Adviser seeks companies that have the potential, based on superior products or services, operating characteristics, and financial capabilities, for growth more rapid than the overall economy. The Sub-Adviser considers a company's rate of earnings growth and the quality of management, the return on equity, and the financial condition of the company. In addition to these factors, the Sub-Adviser focuses on companies that enjoy a competitive advantage in the marketplace. The Sub-Adviser emphasizes companies in those sectors of the economy that are experiencing rapid growth.

Risks of Investing: An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging growth companies in the hope of earning above-average capital appreciation. The Fund's value will change with changes in the prices of the investments held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued common stocks. Loss of money is a risk of investing in the Fund. In addition to the general risks of stocks, an investment in emerging growth stocks entails special risks. The prices of smaller capitalization stocks tend to be more volatile than investments in larger, more established companies. Smaller-capitalization stocks may have limited product lines, markets or financial resources and may depend upon a limited management group. Also, smaller capitalization company universe often has higher growth rates and experiences higher failure rates than larger capitalization companies. In addition, the Sub-Adviser's growth-oriented strategy may underperform other investment strategies (e.g., a "value" strategy) or the market as a whole.

Performance Information: The bar chart and the table below show the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

This bar chart shows changes in the performance of the Fund's shares from year to year.*

                      For year ended December 31,

          0%      5%    10%    15%    20%     25%    30%      35%      40%

1998                                                         35.7%

      *The performance information shown above is based on a calendar year.

        ------------------------------------------
        Best Quarter                 Worst Quarter
        ------------------------------------------
           38.00%                       -22.42%
        ------------------------------------------
         (12/31/98)                    (9/30/98)
        ------------------------------------------

This table compares the Fund's average annual total return for periods ending December 31, 1998 to those of the Russell 2000 Index. The Russell 2000 Index is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
                              Emerging Growth Fund             Russell 2000
--------------------------------------------------------------------------------
1 Year........................       35.70%                       -2.57%
--------------------------------------------------------------------------------
Since May 1, 1997*/...........       46.37%                       14.50%
--------------------------------------------------------------------------------
*/ Date of Inception.

FLEXIBLY MANAGED FUND

Investment Adviser: Independence Capital Management, Inc.

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: The investment objective of the Flexibly Managed Fund is to maximize total return (capital appreciation and income).

Investment Strategy: The Sub-Adviser invests primarily in common stocks of established companies that it believes have above average potential for capital growth. Common stocks typically compose at least half of total assets. The Fund may also invest in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures, and options, in keeping with the Fund's objective. The Fund's investments in common stocks generally fall into one of two categories. The larger category comprises long-term core holdings whose prices when we buy them are considered by the Sub-Adviser to be low in terms of company assets, earnings, or other factors. The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short-term, but not necessarily over the long-term. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a "value approach" in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.

The Fund's approach differs from that of many other stock funds. The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund's cash reserve may reflect the manager's ability to find companies that meet valuation criteria rather than his market outlook. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Risks of Investing: An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to invest for capital growth in the equity market and are willing to accept price declines. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued the common stocks. Loss of money is a risk of investing in the Fund. In general, common stocks are more volatile than fixed income securities. However, over the long-term, common stocks have shown greater potential for capital appreciation. A particular risk of the Sub-Adviser's value or "contrarian" approach is that some holdings may not recover and provide the capital growth we anticipate. If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund. A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the Fund's share value could be hurt by rising interest rates or credit downgrades or defaults. To the extent that the Fund invests in foreign securities, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. To the extent the Fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance Information: The bar chart and the table below show the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.



         This bar chart shows changes in the performance of the Fund's shares from year to year.*

                      For years ended December 31,

          -5%         0%      5%     10%        15%           20%           25%

1998                        6.09%
1997                                          15.65%
1996                                          16.37%
1995                                                        22.28%
1994                        4.14%
1993                                          15.79%
1992                                9.61%
1991                                                        21.63%
1990                -0.82%
1989                                                   21.19%

* The performance information shown above is based on a calendar year.

        ------------------------------------------
        Best Quarter                 Worst Quarter
        ------------------------------------------
           12.44%                       -9.28%
        ------------------------------------------
          (3/31/91)                    (9/30/90)
        ------------------------------------------

This table compares the Fund's average annual total return for periods ending December 31, 1998 to those of the Standard & Poor's 500 Composite Index. The S & P 500 is an unmanaged index that is a widely recognized benchmark of general market performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
                           Flexibly Managed Fund                S & P 500
--------------------------------------------------------------------------------
1 Year.....................         6.09%                         28.57%
--------------------------------------------------------------------------------
5 Year ....................        12.70%                         24.06%
--------------------------------------------------------------------------------
10 Year ...................        12.93%                         18.10%
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

Investment Adviser: Independence Capital Management, Inc.

Sub-Adviser: Vontobel USA Inc.

Investment Objective: The investment objective of the International Equity Fund is to achieve capital appreciation.

Investment Strategy: The Fund invests primarily in common stocks of companies operating in the countries in Europe and the Pacific Basin that are generally considered to have developed markets. These include the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. Using a bottom-up investment approach, the Sub-Adviser invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Typically such companies occupy a leading position in their industry, have consistently generated free cash flow, and have achieved earnings growth through increasing market share and unit sales volumes. The Sub-Adviser's goal is to construct a portfolio of the best companies in the developed markets of Europe and the Pacific Basin without making any country bets. With approximately 80-100 names, the Fund also seeks to be well diversified in terms of industry exposure.

Risks of Investing: An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio. The Fund's value will change primarily with changes in the prices of the common stocks held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies who issued the common stocks. Loss of money is a risk of investing in the Fund. In addition to the general risks of common stocks, foreign investing involves the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may happen separately from and in response to events that do not otherwise affect the value of the security in the issuing company's home country. The Sub-Adviser may invest in certain instruments, such as forward currency exchange contracts and may use certain techniques such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. In certain markets, it may not be possible to hedge currency risk.

Performance Information: The bar chart and the table below show the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

              This bar chart shows changes in the performance of the Fund's shares from year to year.*

                      For years ended December 31,

          -10%         0%        10%        20%           30%           40%

1998                                      18.85%
1997                            10.41%
1996                                      16.87%
1995                            13.80%
1994                 -6.31%
1993                                                                  38.14%

* The performance information shown above is based on a calendar year.

        ------------------------------------------
        Best Quarter                 Worst Quarter
        ------------------------------------------
           18.63%                       -14.90%
        ------------------------------------------
         (12/31/98)                    (9/30/98)
        ------------------------------------------


This table compares the Fund's average annual total return for periods ending December 31, 1998 to those of the Morgan Stanley Capital International Europe Australia Far East (EAFE) Index. The Morgan Stanley Capital International EAFE Index is an unmanaged index that is a widely recognized benchmark of International Equity performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
                             International Equity Fund         MSCI EAFE Index
--------------------------------------------------------------------------------
1 Year.......................          18.85%                       20.00%
--------------------------------------------------------------------------------
5 Year ......................          10.33%                        9.19%
--------------------------------------------------------------------------------
Since November 2, 1992*/.....          14.49%                       12.67%
--------------------------------------------------------------------------------
*/ Date of Inception.
                                      -14-

QUALITY BOND FUND

Investment Adviser: Independence Capital Management, Inc.

Investment Objective: The Quality Bond Fund seeks the highest income over the long term that is consistent with the preservation of principal.

Investment Strategy: The Fund invests primarily in marketable investment-grade debt securities. The portfolio manager heads up a team of analysts that uses an active bond management approach. They seek the best "value" by employing the following strategies: sector and security rotation, yield curve analysis to determine which maturities to concentrate in, and arbitrage to take advantage of inefficient pricing of new corporate bond issues. Duration is set for the portfolio generally at between 3.5 and 5.5 years, depending on the interest rate outlook.

Quality: The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in "junk bonds."

Sectors: The fund will invest primarily in the following sectors: Corporate Bonds, U.S. Government Bonds, U.S. Government Agency Securities, Commercial Paper, Collateralized Mortgage Obligations, and Asset Backed Securities.

Turnover: Because the portfolio management team looks for inefficiencies in the market and will sell when they feel a security is fully priced, turnover can be relatively high. The Fund's annual portfolio turnover rates for 1998, 1997 and 1996 were 477%, 317.3% and 107.6% respectively.

Risks of Investing: An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal. The Fund's value will change, however, primarily with the changes in the prices of the fixed income securities (a.g., bonds) held by the Fund. The value of the fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter-term securities because they are more sensitive to interest rate changes. Accordingly, as with investing in other securities whose values increase and decrease in the market value, loss of money is a risk of investing in the Fund.

Performance Information: The bar chart and the table below show the risks and volatility of an investment in the Fund. They only include those periods in which ICMI managed the Funds investments. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

              This bar chart shows changes in the performance of the Fund's shares from year to year.*

                      For years ended December 31,

          -10%      -5%       0%        5%       10%       15%      20%     25%

1998                                           10.17%
1997                                            8.03%
1996                                  4.14%
1995                                                              20.14%
1994              -5.29%
1993                                                     11.67%

* The performance information shown above is based on a calendar year.

        ------------------------------------------
        Best Quarter                 Worst Quarter
        ------------------------------------------
            6.31%                       -4.71%
        ------------------------------------------
          (3/31/95)                    (3/31/94)
        ------------------------------------------


This table compares the Fund's average annual total return for periods ending December 31, 1998 to those of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index that is a widely recognized benchmark of general bond performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
                                                     Lehman Brothers Aggregate
                              Quality Bond Fund              Bond Index
--------------------------------------------------------------------------------
1 Year........................      10.17%                     8.67%
--------------------------------------------------------------------------------
5 Year .......................       7.12%                     7.27%
--------------------------------------------------------------------------------
Since November 1, 1992*/......       7.97%                     7.74%
--------------------------------------------------------------------------------

*/ Date ICMI began managing the Fund's investments.

HIGH YIELD BOND FUND

Investment Adviser: Independence Capital Management, Inc.

Sub-Adviser: T. Rowe Price Associates, Inc.

Investment Objective: The investment objective of the High Yield Bond Fund is to realize high current income.

Investment Strategy: The Fund will normally invest at least 65% of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk" bonds, income-producing convertible securities and preferred stocks. High-yield bonds are rated below investment-grade (BB and lower) and generally provide high income in an effort to compensate investors for their higher risk of default, that is failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may also invest in common stocks, warrants, private placements, bank loans, hybrid instruments, foreign securities, futures and options, various types of bonds such as asset-backed, pay-in-kind, and zero coupon, and other securities. The Fund's dollar weighted average maturity generally is expected to be in the eight to ten year range. In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts. When their outlook for the economy is positive, they may purchase slightly lower-rated bonds in an effort to secure additional income and appreciation potential. When they are less positive, they may gravitate toward higher-rated junk bonds.

Risks of Investing: An investment in the Fund may be appropriate for long-term, risk oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield fixed income securities in the hope of earning high current income. Loss of money is a risk of investing in the Fund. The Fund's value will change primarily with changes in the prices of the fixed income securities held by the Fund. The value of fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to suffer greater declines than shorter-term securities because they are more sensitive to interest rate changes. Investing in lower quality fixed income securities involves additional risks, including credit risk. High Yield bonds may be considered speculative. The value of lower quality fixed income securities is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates. In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. Shareholders may also be exposed to foreign investing risk, including greater volatility less liquidity, and the possibility that foreign currencies will decline against the dollar, lower than the value of securities denominated in these currencies.

Performance Information: The bar chart and the table below show the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

              This bar chart shows changes in the performance of the Fund's shares from year to year.*

                      For years ended December 31,

          -10%      0%       10%       20%      30%         40%

1998              4.79%
1997                                  15.78%
1996                                  13.87%
1995                                  16.41%
1994                        7.33%
1993                                  19.81%
1992                                  15.8%
1991                                                       37.01%
1990                       -9.04%
1989             -0.60%

* The performance information shown above is based on a calendar year.

        ------------------------------------------
        Best Quarter                 Worst Quarter
        ------------------------------------------
           14.09%                       -6.86%
        ------------------------------------------
          (3/31/91)                    (9/30/90)
        ------------------------------------------


This table compares the Fund's average annual total return for periods ending December 31, 1998 to those of the First Boston High Yield Index. The First Boston Index is a widely recognized benchmark of high yield bond performance. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.

--------------------------------------------------------------------------------
                                                           First Boston
                          High Yield Bond Fund           High Yield Index
--------------------------------------------------------------------------------
1 Year....................       4.79%                        10.74%
--------------------------------------------------------------------------------
5 Year ...................       8.29%                        10.27%
--------------------------------------------------------------------------------
10 Year ..................       9.85%                        11.81%
--------------------------------------------------------------------------------

MONEY MARKET FUND

Investment Adviser: Independence Capital Management, Inc.

Investment Objective: The investment objective of the Money Market Fund is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

Investment Strategy: The Fund will invest in a diversified portfolio of high quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by the Adviser. Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements. The Adviser looks for money market instruments that present minimal credit risks. Important factors in selecting investments include a company's profitability, ability to generate funds and capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less. Penn Series policy is to maintain a stable price of $1.00 per share of the Fund.

Risks of Investing: The Fund may be appropriate for investors who want to minimize the risk of loss of principal and maintain liquidity of their investment, and at the same time receive a return on their investment. The Fund follows strict rules about credit risk, maturity and diversification of its investments. However, although the Fund seeks to preserve the value of your investment in shares of the Fund at $1.00 per share, there is no guarantee and it is still possible to lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information: The bar chart and the table below show the risks and volatility of an investment in the Fund. They include only those periods in which ICMI managed the Fund's investments. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

              This bar chart shows changes in the performance of the Fund's shares from year to year.*

                      For years ended December 31,

          0%        1%        2%        3%         4%          5%          6%

1998                                                           5.00%
1997                                                           5.15%
1996                                                           5.00%
1995                                                                      5.51%
1994                                              3.71%
1993                                 2.53%

* The performance information shown above is based on a calendar year.

        ------------------------------------------
        Best Quarter                 Worst Quarter
        ------------------------------------------
            1.39%                        0.61%
        ------------------------------------------
          (6/30/95)                    (3/31/93)
        ------------------------------------------


This table shows the Fund's average annual total return for periods ending December 31, 1998. To obtain information about the Fund's yield, call
_____________________.


--------------------------------------------------------------------------------
                                                  Money Market Fund
--------------------------------------------------------------------------------
1 Year.................................                 5.00%
--------------------------------------------------------------------------------
5 Year ................................                 4.87%
--------------------------------------------------------------------------------
Since November 1, 1992*/...............                 4.43%
--------------------------------------------------------------------------------

*/ Date ICMI began managing the Fund's investments.

ADDITIONAL INFORMATION

Temporary Investing: When a Fund's Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund may invest without limit in money market instruments and other short-term fixed income securities. If they incorrectly predict the effects of these changes, such defensive investments may adversely affect Fund performance.

Portfolio Turnover: Consistent with their investment objectives, the Funds may sell securities without regard to the effect on portfolio turnover. A high rate of portfolio turnover (e.g. greater than 100%) may result in increased transaction costs.

Year 2000: The services provided by the Adviser and the Sub-Advisers, as well as services provided by others, depend on the smooth functioning of computer systems. Many computer systems in use today may not recognize the Year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated earlier in this century. If not corrected, computer applications could fail or create erroneous results by or at the Year 2000. Failure of computer systems could affect pricing, account services, and the handling of investment transactions, among other things. The Penn Mutual Life Insurance Company ("Penn Mutual"), Penn Series' administrative and corporate services agent, began addressing the Year 2000 problem actively in 1996. The effort involves careful examination of computers, computer programs and related equipment, making the necessary changes and ensuring that all systems process dates correctly. Penn Mutual believes that it has designed and implemented an efficient process for identifying what needs to be changed. Penn Mutual is working to correct and test systems that its research shows will be affected by dates in the Year 2000 and beyond, and expect its computer systems to be Year 2000 compliant.

Penn Mutual, on behalf of Penn Series, is contacting Penn Series' service providers to obtain assurances that such service providers have taken appropriate measures to address the Year 2000 problem. Where practicable, Penn Mutual will assess and attempt to mitigate risks that outside service providers are not Year 2000 ready. Penn Mutual and Penn Series cannot, however, give assurance that the failure of outside service providers to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse affect, directly or indirectly, on the Funds, including, without limitation, its operation or the valuation of its assets.

The costs to Penn Mutual of addressing the Year 2000 problem are significant but not material to its financial condition or results of operations. Penn Mutual will continue to incur costs in addressing the Year 2000, but does not anticipate that the costs will be material going forward.
Year 2000 costs will not affect the Funds.

The foregoing statements are designated Year 2000 Readiness Disclosure within the meaning of The Year 2000 Information and Readiness Disclosure Act (P.L. 105-271, S. 2392).

MANAGEMENT

Investment Adviser

     Independence Capital Management, Inc. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $9 billion. ICMI was organized in June 1989 and, in addition to serving as investment adviser to the Funds, also serves as investment adviser to corporate and pension fund accounts. Its offices are located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 1998, ICMI serves as investment adviser for over $549 million of investment assets.

     ICMI makes the day-to-day investment decisions for the Growth Equity, Quality Bond and Money Market Funds and places purchase and sale orders on behalf of the Funds to implement the investment decisions. The Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Growth Equity Fund, 0.50%; Quality Bond Fund, 0.45%; Money Market Fund, 0.40%. The fees will be reduced by 0.05% for any of the Funds whose assets exceed $100 million.

     Richardson T. Merriman, Senior Vice President of Independence Capital Management, manages the Growth Equity Fund and has served as portfolio manager of the Fund since 1995. Mr. Merriman is also President of Pennsylvania Trust Company, a Penn Mutual subsidiary.

     Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., since September 1995, is primarily responsible for the day-to-day investment management of the Quality Bond and Money Market Funds. He served as Executive Vice President, ICMI, prior to becoming President. Mr. Sherman is Executive Vice President and Chief Investment Officer of Penn Mutual; prior to May 1996, he was Vice President, Fixed Income Portfolio Management, Penn Mutual.

     In addition, ICMI provides investment management services to the Value Equity, Small Capitalization, Emerging Growth, Flexibly Managed, International Equity and High Yield Bond Funds through Sub-Advisers who are specially selected and qualified to manage the Funds. In accordance with the investment objectives and policies of the Funds, and under the supervision of ICMI and general oversight of the Board of Directors of Penn Series, the Sub-Advisers are responsible for the day-to-day investment management of the Fund, including placing purchase and sale orders on behalf of the Funds. ICMI has supervisory responsibility for the investment advisory services, including formulating investment policies and analyzing economic trends that may affect the Funds, and directing and evaluating the investment management services rendered by the sub-advisers.

     For providing investment advisory and management services to the Value Equity, Small Capitalization, Flexibly Managed, International Equity and High Yield Bond Funds, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: Value Equity Fund - 0.50%; Small Capitalization Fund - 0.50%; Flexibly Managed Fund - 0.50%; International Equity Fund - 0.75%; and High Yield Bond Fund - 0.50%.

     For providing investment advisory and management services to the Emerging Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.


Sub-Advisers

     T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. ("Price Associates") is sub-adviser to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-adviser, Price Associates provides investment management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 1998, Price Associates and its affiliates, managed more than $147 billion of assets.

     For providing investment management services to the Flexibly Managed and High Yield Bond Funds, ICMI pays Price Associates, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $500,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time the combined total average daily net assets of the two Funds exceed $750,000,000.

     Richard P. Howard, Vice President of Price Associates, has been primarily responsible for the day-to-day investment management of the Flexibly Managed Fund since 1989. During the past five years, he has served as a Vice President and an Equity Portfolio Manager of Price Associates.

     Mark J. Vaselkiv, Vice President of Price Associates, has been primarily responsible for the day-to-day investment management of the High Yield Bond Fund since 1994. During the past five years, he has been a Vice President and a portfolio manager in the taxable bond department of Price Associates.

     OpCap Advisers. OpCap Advisers ("OpCap") is sub-adviser to the Value Equity and Small Capitalization Funds pursuant to an investment sub-advisory Agreement entered into by ICMI and OpCap on May 1, 1998. As sub-adviser, OpCap provides investment management services to the Funds. OpCap is a subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $63 billion in assets under management on December 31, 1998. OpCap is located at One World Financial Center, New York, New York 10281. It acts as investment adviser and sub-adviser to other mutual funds. As of December 31, 1998, OpCap managed assets of U.S. investment companies with an aggregate value of more than $16 billion.

     For providing investment management services to the Value Equity and Small Capitalization Funds, ICMI pays OpCap, on a monthly basis, fees based on the average daily net assets of each Fund. The fees are paid at the following rates:
0.40% with respect to the first $50,000,000 of the combined total average daily net assets of the two Funds; 0.35% with respect to the next $200,000,000 of the combined total average daily net assets of the two Funds; and 0.30% with respect to the combined total average daily net assets of the two Funds in excess of $250,000,000.

     Eileen P. Rominger, Managing Director of Oppenheimer Capital, the parent of OpCap Advisers, is primarily responsible for the day-to-day investment management of the Value Equity Fund. Ms. Rominger has had that responsibility since November 1992. She has been an analyst and portfolio manager at Oppenheimer Capital since 1981.

     Timothy McCormack and Mark F. Degenhart are responsible for the day-to-day investment management of the Small Capitalization Fund. Timothy McCormack has been a portfolio manager of the Fund since March 1996. Mr. McCormack, Vice President of Oppenheimer Capital, joined the firm in 1994. From 1993 to 1994 he was a security analyst at U.S. Trust Company and prior thereto he was a securities analyst at Gabelli & Company. He has a Masters of Business Administration degree from the Wharton School. Mark F. Degenhart became a portfolio manager of the Fund on May 1, 1999. He joined Oppenheimer Capital in January 1999 as a Vice President with responsibilities including research, analysis and investment management. He acts as a portfolio manager for several small capitalization funds. Prior to joining Oppenheimer Capital, he was Director of Research and Associate Portfolio Manager at Palisade Capital Management. From 1990 to 1993, he was a Generalist for Cazenove & Co. and previously, a Special Situations Analyst at Argus Research Corp. for over three years. He has a B.S. degree in marketing from the University of Scranton.

     Vontobel USA Inc. Vontobel USA Inc. ("Vontobel") is sub-adviser to the International Equity Fund pursuant to an investment sub-advisory agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-adviser, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd., and an affiliate of

Bank J. Vontobel & Co. Ltd., one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York 10022. As of December 31, 1998, Vontobel managed assets of over $1.9 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $40 billion under management.

     For providing investment management services to the International Equity Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the annual rate of 0.50%.

     Fabrizio Pierallini, Senior Vice President and Portfolio Manager, Vontobel USA Inc., is primarily responsible for the day-to-day investment management of the International Equity Fund. Mr. Pierallini joined Vontobel in April 1994 with responsibilities for managing international equities. Prior thereto, he served as Associate Director/Portfolio Manager, Swiss Bank Corporation, New York.

     R. S. Investment Management , Inc. R. S. Investment Management, Inc. (formerly, Rebertson Stephens Investment Management, Inc.) ("RSIM") is sub-adviser to the Emerging Growth Fund pursuant to an investment sub-advisory agreement entered into by ICMI and RSIM on October 1, 1997. As sub-adviser, RSIM provides investment management services to the Fund. RSIM is located at 555 California Street, San Francisco, CA 94104. As of December 31, 1998, RSIM managed more than $3.8 billion for individual and institutional clients.

     ICMI pays Robertson Stephens, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund. The sub-advisory fee is paid at the following rates: (i) 0.70% of the first $25,000,000 of average daily net assets of the Fund; (ii) 0.65% of the next $25,000,000 of average daily net assets of the Fund; and (iii) 0.60% of average daily net assets of the Fund in excess of $50,000,000.

     James Callinan, Managing Director of Robertson Stephens & Company Investment Management, L.P. and Portfolio Manager of Robertson Stephens, is responsible for managing the Emerging Growth Fund. Mr. Callinan has more than ten years of investment research and management experience. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, and M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Chartered Financial Analyst.

Expenses and Limitations

     The Funds bear all expenses of its operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator's fee, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors' fees and expenses.

     With respect to each Fund, the investment adviser, the investment sub-advisers and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. The expense limitations for the Funds are as follows:

--------------------------------------------------------------------------------
                  Fund                              Expense Limitation
--------------------------------------------------------------------------------
Growth Equity                                             1.00%
--------------------------------------------------------------------------------
Value Equity                                              1.00%
--------------------------------------------------------------------------------
Small Capitalization                                      1.00%
--------------------------------------------------------------------------------
Emerging Growth                                           1.15%
--------------------------------------------------------------------------------
Flexibly Managed                                          1.00%
--------------------------------------------------------------------------------
International Equity                                      1.50%
--------------------------------------------------------------------------------
Quality Bond                                              0.90%
--------------------------------------------------------------------------------
High Yield Bond                                           0.90%
--------------------------------------------------------------------------------
Money Market                                              0.80%
--------------------------------------------------------------------------------


All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed, High Yield Bond, and Emerging Growth Funds will be shared equally by the sub-advisers and Penn Mutual. For the other Funds, the sub-adviser will waive fees with regards to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%.

     For the year ended December 31, 1998, the annualized ratios of operating expenses (after waivers) to the average net assets for each of the Funds were:
Growth Equity Fund: 0.76%; Value Equity Fund: 0.76%; Small Capitalization Fund:
0.82%; Emerging Growth Fund: 1.15%; Flexibly Managed Fund: 0.76%; International Equity Fund: 1.08%; Quality Bond Fund: 0.77%; High Yield Bond Fund: 0.82%; Money Market Fund: 0.72%.

ACCOUNT POLICIES

Purchasing and Selling Fund Shares

Shares are offered on each day that the NYSE is open for business (a "Business Day").

The Funds offer their shares only to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share (NAV) next determined after receipt of the purchase order. NAV for one share is the value of that share's portion of all of the assets in the Portfolio. The Fund determines the net asset value for the Funds (except got the Money Market Fund) as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. The NAV of the Money Market Fund is calculated at Noon (Eastern Time) on each day that the NYSE is open.

How the Funds Calculate NAV

In calculating NAV, the Funds (except for the Money Market Portfolio) generally value their portfolio securities at their market price. If market prices are unavailable or the Funds think that they are unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. Some Funds hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds' investments may change on days when you cannot purchase or sell Fund shares. The Money Market Portfolio values its assets by the amortized cost method, which approximates market value.

Dividends, Distributions and Taxes

Dividends and Distributions

The Funds distribute their investment income annually as dividends and make distributions of capital gains, if any, at least annually except for distributions from the Money Market Portfolio which will be made monthly.

Taxes

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

The Funds expect that they will not have to pay income taxes if they distribute all of their income and gains. Net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE MONEY MARKET FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                            Year ended December 31,
                                                                            -----------------------
                                                        1998          1997            1996            1995           1994
                                                    ----------    ------------     ----------     ----------     -----------
Net asset value, beginning of year.............     $     1.00    $       1.00     $     1.00     $      1.00    $      1.00
                                                    ----------    ------------     ----------     -----------    -----------
Income from investment operations:
Net investment income..........................         0.0489          0.0503         0.0489          0.0538         0.0365
                                                    ----------    ------------     ----------     -----------    -----------
   Total from investment operations............         0.0489          0.0503         0.0489          0.0538         0.0365
                                                    ----------    ------------     ----------     -----------    -----------
Less dividends:
Dividends from net investment income...........        (0.0489)        (0.0503)       (0.0489)        (0.0538)       (0.0365)
                                                    ----------    ------------     ----------     -----------    -----------
Total dividends................................        (0.0489)        (0.0503)       (0.0489)        (0.0538)       (0.0365)
                                                    ----------    ------------     ----------     -----------    -----------
Net asset value, end of year...................     $     1.00    $       1.00     $     1.00     $      1.00    $      1.00
                                                    ==========    ============     ==========     ===========    ===========
   Total  return...............................          5.00%           5.15%          5.00%           5.51%          3.71%
Ratios/Supplemental data:
Net assets, end of year (in thousands).........     $   53,626    $     37,476     $   34,501     $    24,726    $    16,531
                                                    ==========    ============     ==========     ===========    ===========
Ratio of expenses to average net assets........          0.72%           0.70%          0.73%(a)        0.69%(a)       0.73%(a)
                                                    ==========    ============     ==========     ===========    ===========
Ratio of net investment income to average
   net assets..................................          4.88%           5.04%          4.88%(a)        5.37%(a)       3.74%(a)
                                                    ==========    ============     ==========     ===========    ===========

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .74%, and .79%, and the ratios of net investment income to average net assets would have been 4.87%, 5.32%, and 3.68% for the years ended December 31, 1996, 1995, and 1994, respectively.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE QUALITY BOND FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                              Year ended December 31,
                                                                              -----------------------
                                                          1998          1997            1996            1995           1994
                                                      ----------    ------------     ----------     ----------     -----------
Net asset value, beginning of year...............     $    10.20    $      10.00     $    10.24     $      9.04    $     10.19
                                                      ----------    ------------     ----------     -----------    -----------
Income from investment operations:
Net investment income............................           0.51            0.60           0.66            0.61           0.61
Net realized and unrealized gain (loss) on
   investment transactions.......................           0.53            0.20          (0.24)           1.21          (1.15)
                                                      ----------    ------------     ----------     -----------    -----------
   Total from investment operations..............           1.04            0.80           0.42            1.82          (0.54)
                                                      ----------    ------------     ----------     -----------    -----------
Less distributions:
Dividend from net investment income..............          (0.51)          (0.60)         (0.66)          (0.61)         (0.61)
Distribution from net realized gain..............          (0.33)           0.00           0.00            0.00           0.00
Distribution in excess of net investment income..           0.00            0.00           0.00           (0.01)          0.00
                                                      ----------    ------------     ----------     -----------    -----------
   Total distributions...........................          (0.84)          (0.60)         (0.66)          (0.62)         (0.61)
                                                      ----------    ------------     ----------     -----------    -----------
Net asset value, end of year.....................     $    10.40    $      10.20     $    10.00     $     10.24    $      9.04
                                                      ==========    ============     ==========     ===========    ===========
   Total return..................................         10.17%           8.03%          4.14%          20.14%        (5.29)%
Ratios/Supplemental data:
Net assets, end of year (in thousands)...........     $   53,505    $     40,077     $   37,611     $    38,048    $    31,338
                                                      ==========    ============     ==========     ===========    ===========
Ratio of expenses to average net assets..........          0.77%           0.75%          0.77%(a)        0.73%(a)       0.78%(a)
                                                      ==========    ============     ==========     ===========    ===========
Ratio of net investment income to average
   net assets....................................          5.26%           5.87%          6.03%(a)        6.20%(a)       6.14%(a)
                                                      ==========    ============     ==========     ===========    ===========
Portfolio turnover rate..........................         477.2%          317.3%         107.6%          449.2%         380.9%
                                                      ==========    ============     ==========     ===========    ===========

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .78%, .78%, and .83%, and the ratio of net investment income to average net assets would have been 6.02%, 6.15%, and 6.09% for the years ended December 31, 1996, 1995, and 1994, respectively.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE VALUE EQUITY PORTFOLIO
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                            Year ended December 31,
                                                                            -----------------------
                                                        1998          1997            1996            1995           1994
                                                    ----------    ------------     ----------     ----------     -----------
Net asset value, beginning of year.............     $    22.55    $      19.32     $    16.28     $     12.67    $     12.68
                                                    ----------    ------------     ----------     -----------    -----------
Income from investment operations:
Net investment income..........................           0.31            0.29           0.22            0.25           0.20
Net realized and unrealized gain on
   investment transactions.....................           1.85            4.53           3.88            4.50           0.17
                                                    ----------    ------------     ----------     -----------    -----------
   Total from investment operations............           2.16            4.82           4.10            4.75           0.37
                                                    ----------    ------------     ----------     -----------    -----------
Less distributions:
Dividend from net investment income............          (0.31)          (0.29)         (0.22)          (0.25)         (0.20)
Distribution from net realized gain............          (2.01)          (1.30)         (0.84)          (0.89)         (0.18)
                                                    ----------    ------------     ----------     -----------    -----------
   Total distributions.........................          (2.32)          (1.59)         (1.06)          (1.14)         (0.38)
                                                    ----------    ------------     ----------     -----------    -----------
Net asset value, end of year...................     $    22.39    $      22.55     $    19.32     $     16.28    $     12.67
                                                    ==========    ============     ==========     ===========    ===========
   Total return................................          9.59%          24.98%         25.19%          37.48%          2.92%
Ratios/Supplemental data:
Net assets, end of year (in thousands).........     $  335,479    $    302,960     $  200,674     $   127,260    $    79,021
                                                    ==========    ============     ==========     ===========    ===========
Ratio of expenses to average net assets........          0.76%           0.76%          0.78%           0.80%          0.82%
                                                    ==========    ============     ==========     ===========    ===========
Ratio of net investment income to average
   net assets..................................          1.27%           1.43%          1.38%           1.71%          1.59%
                                                    ==========    ============     ==========     ===========    ===========
Portfolio turnover rate........................          24.0%           18.7%          25.0%           34.3%          30.6%
                                                    ==========    ============     ==========     ===========    ===========

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE GROWTH EQUITY FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                            Year ended December 31,
                                                                            -----------------------
                                                        1998          1997            1996            1995           1994
                                                    ----------    ------------     ----------     ----------     -----------
Net asset value, beginning of year.............     $    24.37    $      21.46     $    20.00     $     18.30    $     20.49
                                                    ----------    ------------     ----------     -----------    -----------
Income from investment operations:
Net investment income..........................           0.02            0.10           0.11            0.09           0.13
Net realized and unrealized gain (loss) on
   investment transactions.....................          10.12            5.64           3.85            4.75          (1.80)
                                                    ----------    ------------     ----------     -----------    -----------
   Total from investment operations............          10.14            5.74           3.96            4.84          (1.67)
                                                    ----------    ------------     ----------     -----------    -----------
Less distributions:
Dividend from net investment income............          (0.02)          (0.10)         (0.11)          (0.09)         (0.13)
Distribution from net realized gains...........          (3.61)          (2.73)         (2.39)          (3.05)         (0.39)
                                                    ----------    ------------     ----------     -----------    -----------
   Total distributions.........................          (3.63)          (2.83)         (2.50)          (3.14)         (0.52)
                                                    ----------    ------------     ----------     -----------    -----------
Net asset value, end of year...................     $    30.88    $      24.37     $    21.46     $     20.00    $     18.30
                                                    ==========    ============     ==========     ===========    ===========
   Total return................................         41.67%          26.74%         19.76%          26.45%        (8.12)%
Ratios/Supplemental data:
Net assets, end of year (in thousands).........     $  195,692    $    136,058     $  106,039     $    95,593    $    80,078
                                                    ==========    ============     ==========     ===========    ===========
Ratio of expenses to average net assets........          0.76%           0.77%          0.80%(a)        0.77%(a)       0.79%(a)
                                                    ==========    ============     ==========     ===========    ===========
Ratio of net investment income to average
   net assets..................................          0.08%           0.39%          0.48%(a)        0.43%(a)       0.70%(a)
                                                    ==========    ============     ==========     ===========    ===========
Portfolio turnover rate........................         161.3%          169.1%         177.1%          169.8%         156.2%
                                                    ==========    ============     ==========     ===========    ===========

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .81%, .82%, and .84%, and the ratio of net investment income to average net assets would have been .47%, .38%, and .65% for the years ended December 31, 1996, 1995, and 1994, respectively.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE HIGH YIELD BOND FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                   Year ended December 31,
                                                                   -----------------------
                                            1998            1997             1996            1995           1994
                                          ----------     ------------     ----------      ----------     -----------
Net asset value, beginning of
   year...............................   $       9.52    $       8.91    $       8.44    $       7.94    $      9.55
                                         ------------    ------------    ------------    ------------    -----------
Income from investment operations:
Net investment income.................           0.79            0.80            0.70            0.80           0.90
Net realized and unrealized gain
   (loss) on investment transactions            (0.33)           0.61            0.47            0.50          (1.60)
                                         ------------    ------------    ------------    ------------    -----------
   Total from investment operations...           0.46            1.41            1.17            1.30          (0.70)
                                         ------------    ------------    ------------    ------------    -----------
Less distributions:
Dividend from net investment
   income.............................          (0.79)          (0.80)          (0.70)          (0.80)         (0.90)
Distribution in excess of net
   investment income..................           0.00            0.00            0.00            0.00          (0.01)
                                         ------------    ------------    ------------    ------------    -----------
   Total distributions................          (0.79)          (0.80)          (0.70)          (0.80)         (0.91)
                                         ------------    ------------    ------------    ------------    -----------
Net asset value, end of year..........   $       9.19    $       9.52    $       8.91    $       8.44    $      7.94
                                         ============    ============    ============    ============    ===========
   Total return.......................          4.79%          15.78%          13.87%          16.41%          7.33%
Ratios/Supplemental data:
Net assets, end of year (in
   thousands).........................   $     69,003    $     59,138    $     44,042    $     36,442    $    32,081
                                         ============    ============    ============    ============    ===========
Ratio of expenses to average net
    assets............................          0.82%           0.81%           0.84%           0.87%          0.86%
                                         ============    ============    ============    ============    ===========
Ratio of net investment income to
    average net assets................          8.30%           8.96%           8.14%           9.20%          9.18%
                                         ============    ============    ============    ============    ===========
Portfolio turnover rate...............          82.7%          111.3%          118.5%           84.3%          90.7%
                                         ============    ============    ============    ============    ===========

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE FLEXIBLY MANAGED FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                            Year ended December 31,
                                                                            -----------------------
                                                        1998          1997            1996            1995           1994
                                                    ----------    ------------     ----------     ----------     -----------
Net asset value, beginning of year.............     $    19.83    $      18.74     $    17.40     $     15.19    $     15.70
                                                    ----------    ------------     ----------     -----------    -----------
Income from investment operations:
Net investment income..........................           0.60            0.61           0.65            0.53           0.43
Net realized and unrealized gain (loss) on
   investment transactions.....................           0.61            2.33           2.19            2.86           0.22
                                                    ----------    ------------     ----------     -----------    -----------
   Total from investment operations............           1.21            2.94           2.84            3.39           0.65
                                                    ----------    ------------     ----------     -----------    -----------
Less distributions:
Dividend from net investment income............          (0.60)          (0.61)         (0.65)          (0.53)         (0.43)
Distribution in excess of net investment
   income......................................          (0.00)           0.00           0.00           (0.01)         (0.02)
Distribution from net realized gains...........          (2.13)          (1.24)         (0.85)          (0.64)         (0.71)
                                                    ----------    ------------     ----------     -----------    -----------
   Total distributions                                   (2.73)          (1.85)         (1.50)          (1.18)         (1.16)
                                                    ----------    ------------     ----------     -----------    -----------
Net asset value, end of year...................     $    18.31    $      19.83     $    18.74     $     17.40    $     15.19
                                                    ==========    ============     ==========     ===========    ===========
   Total return................................          6.09%          15.65%         16.37%          22.28%          4.14%
Ratios/Supplemental data:
Net assets, end of year (in thousands).........     $  545,486    $    516,139     $  398,544     $   266,556    $   169,847
                                                    ==========    ============     ==========     ===========    ===========
Ratio of expenses to average net assets........          0.76%           0.76%          0.77%           0.79%          0.82%
                                                    ==========    ============     ==========     ===========    ===========
Ratio of net investment income to average
   net assets..................................          2.78%           3.10%          3.90%           3.45%          3.14%
                                                    ==========    ============     ==========     ===========    ===========
Portfolio turnover rate........................          48.0%           37.1%          32.9%           37.2%          37.3%
                                                    ==========    ============     ==========     ===========    ===========

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY PORTFOLIO
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                            Year ended December 31,
                                                                            -----------------------
                                                        1998          1997            1996            1995           1994
                                                    ----------    ------------     ----------     ----------     -----------
Net asset value, beginning of year..............    $    16.13    $      15.61     $    14.47     $     13.01     $    13.94
                                                    ----------    ------------     ----------     -----------    -----------

Income (loss) from investment operations:
Net investment income...........................          0.10            0.58           0.63            0.13           0.09
Net realized and unrealized gain (loss) on
   investments and foreign currency related
   transactions.................................          2.93            1.04           1.81            1.67          (0.97)
                                                    ----------    ------------     ----------     -----------    -----------
   Total from investment operations.............          3.03            1.62           2.44            1.80          (0.88)
                                                    ----------    ------------     ----------     -----------    -----------
Less distributions:
Dividend from net investment income.............         (0.10)          (0.53)         (0.56)          (0.12)         (0.02)
Distribution in excess of net investment income.         (0.08)           0.00          (0.74)          (0.22)          0.00
Distribution from net realized gains............         (0.61)          (0.57)          0.00            0.00           0.00
Distribution from capital.......................          0.00            0.00           0.00            0.00          (0.03)
                                                    ----------    ------------     ----------     -----------    -----------
   Total distributions..........................         (0.79)          (1.10)         (1.30)          (0.34)         (0.05)
                                                    ----------    ------------     ----------     -----------    -----------
Net asset value, end of year....................    $    18.37    $      16.13     $    15.61     $     14.47     $    13.01
                                                    ==========    ============     ==========     ===========    ===========
   Total return.................................        18.85%          10.41%         16.87%          13.80%          6.31%
Ratios/Supplemental data:
Net assets, end of year (in thousands)..........    $ 153,822     $    129,638     $  104,418     $    69,531     $   59,393
                                                    ==========    ============     ==========     ===========    ===========
Ratio of expenses to average net assets.........         1.08%           1.13%          1.17%           1.23%          1.22%
                                                    ==========    ============     ==========     ===========    ===========
Ratio of net investment income to average
   net assets...................................         0.45%           0.62%          0.66%           0.91%          0.82%
                                                    ==========    ============     ==========     ===========    ===========
Portfolio turnover rate.........................         43.5%           35.7%          54.8%           62.5%          15.6%
                                                    ==========    ============     ==========     ===========    ===========

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE SMALL CAPITALIZATION FUND
The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                    Year ended December 31,
                                                                    -----------------------
                                                        1998          1997            1996           1995*
                                                    ----------    ------------     ----------     ----------
Net asset value, beginning of period or year...     $    14.43    $      12.53     $    10.96     $     10.00
                                                    ----------    ------------     ----------     -----------
Income from investment operations:
Net investment income..........................           0.08            0.07           0.07            0.09
Net realized and unrealized gain (loss) on
   investment transactions.....................          (1.41)           2.81           2.09            1.19
                                                    ----------    ------------     ----------     -----------
   Total from investment operations............          (1.33)           2.88           2.16            1.28
                                                    ----------    ------------     ----------     -----------
Less distributions:
Dividend from net investment income............          (0.08)          (0.07)         (0.07)          (0.09)
Distribution from net realized gains...........          (0.21)          (0.91)         (0.52)          (0.23)
                                                    ----------    ------------     ----------     -----------
   Total distributions.........................          (0.29)          (0.98)         (0.59)          (0.32)
                                                    ----------    ------------     ----------     -----------
Net asset value, end of period or year.........     $    12.81    $      14.43     $    12.53     $     10.96
                                                    ==========    ============     ==========     ===========
   Total return................................        (9.16)%          23.02%         19.76%          12.76%(b)
Ratios/Supplemental data:
Net assets, end of period or year
   (in thousands)..............................     $   43,635          38,726         16,134     $     4,828
                                                    ==========    ============     ==========     ===========
Ratio of expenses to average net assets........          0.82%           0.85%          0.99%(a)        1.00%(a)
                                                    ==========    ============     ==========     ===========
Ratio of net investment income to average
   net assets..................................          0.65%           0.66%          0.85%(a)        1.53%(a)
                                                    ==========    ============     ==========     ===========
Portfolio turnover rate........................          61.9%           71.1%          39.2%           64.3%
                                                    ==========    ============     ==========     ===========

(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.06% and 1.29%, and the ratios of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.

(b) Not annualized.

 * For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

THE EMERGING GROWTH FUND
The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                     Year ended         Period ended
                                                                      December            December
                                                                      31, 1998            31, 1997*
                                                                    ------------         ----------
Net asset value, beginning of period or year................        $     12.85          $    10.00
                                                                    -----------          ----------
Income from investment operations:
Net investment income.......................................              (0.06)               0.00
Net realized and unrealized gain (loss) on investment
   transactions.............................................               4.65                3.92
                                                                    -----------          ----------
   Total from investment operations.........................               4.59                3.92
                                                                    -----------          ----------
Less distributions:
Distribution from net realized gains........................              (0.01)              (1.07)
                                                                    -----------          ----------
   Total distributions......................................               0.00               (1.07)
                                                                    -----------          ----------
Net asset value, end of period or year......................        $     17.43          $    12.85
                                                                    ===========          ==========
   Total return.............................................             35.70%              39.22%(c)
Ratios/Supplemental data:
Net assets, end of period or year (in thousands)............        $    38,664          $   17,942
                                                                    ===========          ==========
Ratio of expenses to average net assets.....................              1.15%(b)            1.15%(a)(b)
                                                                    ===========          ==========
Ratio of net investment income to average net assets........            (0.66)%(b)          (0.73)%(a)(b)
                                                                    ===========          ==========
Portfolio turnover rate.....................................             240.9%              392.3%
                                                                    ===========          ==========

(a)  Annualized.

(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.21% and 1.41%, and the ratios of net investment loss to average net assets would have been (0.73)% and (0.99)%, respectively, for the periods ended December 31, 1998 and December 31, 1997.

(c) Not annualized.

 * For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

Statement of Additional Information

In addition to this Prospectus, Penn Series has a Statement of Additional Information ("SAI"), dated May 1, 1999, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

Penn Series publishes annual and semi-annual reports containing additional information about each Fund's investments. In Penn Series' shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund's performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650.

Information about the Fund, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington, D.C. (for information call 1-800-SEC-0330); (2) On-line: you may retrieve information from the Commission's web site at "http://www.sec.gov"; or (3) By mail; you may request documents, upon payment of a duplicating fee, by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, Penn Series' Investment Company Act registration number is 811-03459.

                       STATEMENT OF ADDITIONAL INFORMATION

                             PENN SERIES FUNDS, INC.

                                600 Dresher Road
                           Horsham, Pennsylvania 19044


Penn Series Funds, Inc. ("Penn Series") is a no-load mutual fund with nine separate investment portfolios (the "Funds").


                               GROWTH EQUITY FUND

                                VALUE EQUITY FUND

                            SMALL CAPITALIZATION FUND

                              EMERGING GROWTH FUND

                              FLEXIBLY MANAGED FUND

                            INTERNATIONAL EQUITY FUND

                                QUALITY BOND FUND

                              HIGH YIELD BOND FUND



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Penn Series prospectus dated May 1, 1999. A copy of the prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-548-1119.


      The date of this Statement of Additional Information is May 1, 1999.

                                TABLE OF CONTENTS


Investment Objectives.........................................................2

Investment Policies...........................................................3

Securities and Investment Techniques..........................................9
         Investments in Debt Securities.......................................9
         Investments in Foreign Equity Securities............................12
         Investments in Smaller Companies....................................12
         Foreign Currency Transactions.......................................12
         Repurchase Agreements...............................................14
         Lending of Portfolio Securities.....................................14
         Illiquid Securities.................................................15
         Warrants ...........................................................15
         When-Issued Securities..............................................15
         The Quality Bond Fund's Policy Regarding Industry Concentration.....15
         Options  ...........................................................16
         Futures Contracts...................................................17
         Investment Companies................................................17
         Loan Participations and Assignments.................................18
         Trade Claims........................................................18

Investment Restrictions......................................................20
         Growth Equity Fund..................................................20
         Value Equity Fund...................................................21
         Small Capitalization Fund...........................................22
         Emerging Growth Fund................................................23
         Flexibly Managed Fund...............................................23
         International Equity Fund...........................................24
         Quality Bond Fund...................................................25
         High Yield Bond Fund................................................26
         Money Market Fund...................................................27

General Information..........................................................30
         Investment Advisory Services........................................30
         Administrative and Corporate Services...............................31
         Accounting Services.................................................32
         Limitation on Fund Expenses.........................................33
         Portfolio Transactions..............................................33
         Directors and Officers..............................................36
         Custodial Services..................................................37
         Independent Auditors................................................37
         Legal Matters.......................................................37
         Net Asset Value of Shares...........................................37
         Ownership of Shares.................................................38
         Tax Status..........................................................38

Ratings of Commercial Paper..................................................40

Ratings of Corporate Debt Securities.........................................41

Financial Statements of Penn Series..........................................43

Report of Independent Auditors...............................................__

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
     The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved.

--------------------------------------------------------------------------------
Growth Equity Fund               long-term growth of capital and increase
                                 of future income;

--------------------------------------------------------------------------------
Value Equity Fund                maximize total return (capital
                                 appreciation and income);

--------------------------------------------------------------------------------
Small Capitalization Fund        capital appreciation;

--------------------------------------------------------------------------------
Emerging Growth Fund             capital appreciation;

--------------------------------------------------------------------------------
Flexibly Managed Fund            maximize total return (capital
                                 appreciation and income);

--------------------------------------------------------------------------------
International Equity Fund        capital appreciation;

--------------------------------------------------------------------------------
Quality Bond Fund                the highest income over the long term
                                 consistent with the preservation of principal;

--------------------------------------------------------------------------------
High Yield Bond Fund             high current income;

--------------------------------------------------------------------------------
Money Market Fund                to preserve shareholder capital, maintain
                                 liquidity and achieve the highest possible level of current income consistent therewith.

--------------------------------------------------------------------------------
INVESTMENT POLICIES

--------------------------------------------------------------------------------

     Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

--------------------------------------------------------------------------------
Growth Equity Fund

     Ordinarily, the Fund's assets will be invested primarily in common stocks, but the Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objectives. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

--------------------------------------------------------------------------------
Value Equity Fund

     The Fund will invest primarily in common stock, and may invest in other equity securities, including preferred stocks and bonds, debentures and notes convertible into common stocks and depository receipts for such securities. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures' contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of the Fund's assets would be concentrated in any one industry.

     The Fund may also invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stock, and warrants. The Fund will generally purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P, or Aaa, Aa, A, or Baa by Moody's), or, if not rated, are of equivalent investment quality as determined by OpCap Advisors. Debt securities within the top credit categories (e.g., AAA, AA, and A by S&P) comprise what are generally known as high-grade bonds. Medium-grade bonds (e.g., BBB by S&P) are regarded as having an adequate capacity to pay principal and interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds. The Fund may also invest up to 5% of its assets in noninvestment grade debt securities, which are also known as "junk bonds." The Fund may, from time to time, invest in municipal bonds when the expected total return from such bonds appears to exceed the total returns obtainable from corporate or government bonds of similar credit quality. The Fund's holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market.

--------------------------------------------------------------------------------
Small Capitalization Fund

     The Fund will invest primarily in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The majority of securities purchased by the Fund will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market. It is the present intention of the Fund to invest no more than 5% of its assets in bonds rated below Baa by Moody's or BBB by S&P, sometimes referred to as "junk bonds." The Fund may write covered call options and purchase put options on its portfolio securities, purchase put or call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging or other non-speculative purposes.

--------------------------------------------------------------------------------
Emerging Growth Fund

     The Fund will invest primarily in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund's objective. The Fund may also invest in bonds rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds"), but presently does not expect such investments in any such bonds to exceed 5% of the Fund's assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

--------------------------------------------------------------------------------
Flexibly Managed Fund

     In addition to investing in common stocks, the Fund may invest in the following securities:

        o Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

        o Corporate debt securities within the four highest credit categories assigned by established rating agencies, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as "junk bonds," if immediately after such investment the Fund would not have more than 15% of its total assets invested in such securities. The Fund's investment in all corporate debt securities will be limited to 35% of net assets. The Fund's convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

        o Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund's reserves will be invested in the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

     If the Fund's position in money market securities maturing in one year or less equals 35% or more of the Fund's total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund's investments, the short maturity of money market instruments, and the advisers' credit research.

--------------------------------------------------------------------------------
International Equity Fund

     Under normal circumstances the Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The Fund intends to diversify investment broadly among countries and to invest in the securities of companies in not less than three different countries, in addition to the United States.

     The Fund may not always purchase securities on the principal market. For example, American Depository Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depository Receipts ("EDRs"), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

     The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investor Service, Inc., or BBB or higher by Standard and Poor's Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be "investment grade" issues (in the judgment of the adviser) based on available information.

     The Fund may invest in securities which may be considered to be "thinly-traded" if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

     Additional Risk Considerations. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the investment adviser.

--------------------------------------------------------------------------------
Quality Bond Fund

     The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. Except as provided below, the Fund will only purchase debt securities that are considered investment grade securities (e.g., AAA, AA, A, or BBB by S&P) by at least one of the established rating agencies (S&P, Moody's, Duff & Phelps, Inc., Fitch Investors Service, Inc., or McCarthy, Crisanti & Maffei, Inc.) or, if not rated, are of equivalent investment quality as determined by the investment adviser. The Fund may also invest up to 10% of its net assets in securities rated BB or B by S&P (or securities with a comparable rating by another established rating agency), which are sometimes referred to as "junk bonds." In normal times, at least 80% of the Fund's total assets will be invested in income producing securities. At least 75% of the value of the Fund's total assets (not including cash) will be invested in one or more of the following categories of investments: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations;
(viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. In addition, the Fund may, as part of this minimum 75% of its assets, write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in interest rate futures contracts (and options thereon) for hedging purposes. Without regard to the above described quality of investments, the Fund may invest up to 25% of the value of its total assets (not including cash) in Convertible Securities, which can be converted into or which carry warrants to purchase common stock or other equity interests, and Preferred and Common Stocks. The Fund may from time to time purchase these securities on a when-issued basis; the value of such income-producing securities may decline or increase prior to settlement date.

--------------------------------------------------------------------------------
High Yield Bond Fund

     The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk" bonds, income-producing convertible securities and preferred stocks. The

Fund seeks to invest its assets in securities rated Ba or lower by Moody's, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by Price Associates.

     Because high yield bonds involve greater risks than higher quality bonds, they are referred to as "junk bonds." The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody's or CC by S&P, if, in the opinion of Price Associates, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation (see "Ratings of Corporate Debt Securities"). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody's or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

     Investments in the Fund's portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations;
(viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities--debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks--securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims and (xv) Zero Coupon and Pay-in-Kind Bonds. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

     Credit Analysis. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund's investment objectives will be more dependent on Price Associates' credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody's or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

     Price Associates therefore places primary significance on its own in-depth credit analysis and security research. All of the Fund's investments will be selected from an approved list of securities deemed appropriate for the Fund by Price Associates, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation's present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody's or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by Price Associates. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

     Maturity. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by Price Associates. The Fund's dollar weighted average maturity is expected to be in the 8 to 12 year range.

      Yield and Price. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund's yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

     Other Investments. The Fund may invest up to 20% of its total assets in dividend-paying common stocks (including up to 10% in warrants to purchase common stocks) that are considered by Price Associates to be consistent with the Fund's current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lower the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds nondollar foreign bonds.

     Additional Risks of High Yield Investing. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative as regards the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. Price Associates carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund's Board of Directors, accurately reflects fair value. The judgment of the Penn Series Board of Directors plays a greater role in valuing high yield securities than is the case with respect to securities for which more objective market data are available.

     During 1998 the dollar weighted average ratings (computed monthly) of the debt obligations held by the Fund (excluding equities and reserves), expressed as a percentage of the Fund's total net investments, were as follows:

      Standard and Poor's Ratings         Percentage of Total Net Investments**
                  AAA                                      0.3%
                  AA                                       0.0%
                  A                                        0.0%
                  BBB                                      0.3%
                  BB                                      14.1%
                  B                                       64.3%
                  CCC                                      3.8%
                  CC                                       0.3%
                  C                                        0.1%
                  D                                        4.1%
                  Unrated*

* Price Associates has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows: BBB: 0.0%; BB: 0.7%; B: 3%; CCC: 0.3%; CC: 0.0%; C: 0.0%; D: 0.0%;
   Unrated: 4.1%.
** Unaudited.

--------------------------------------------------------------------------------
Money Market Fund

      Investment Program. The Fund invests in a diversified portfolio of money market securities, limited to those described below, which are rated within the two highest credit categories assigned by nationally recognized statistical rating organizations, or, if not rated, are of comparable investment quality as determined by Independence Capital Management and approved by the Penn Series Board of Directors. Such securities include: (i) U.S. Government Obligations;
(ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper;

(v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities--U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and
(xi) Asset Backed Securities. Certain of the securities may have adjustable rates of interest with periodic demand features. The Fund may also invest in securities of investment companies that invest in money market securities meeting the foregoing criteria.

      Portfolio Quality. The Fund will invest in U.S. dollar-denominated money market instruments determined by Independence Capital Management, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule 2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than the greater of 1% of the Fund's total assets or $1,000,000 would be invested in securities of that issuer which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality); and (b) the Fund will not invest in a money market instrument if, as a result, more than 5% of the Fund's total assets would be invested in securities which are not rated in the highest rating category of nationally recognized statistical rating organizations (or, if not rated, are not of comparable quality).

--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

--------------------------------------------------------------------------------
Investments in Debt Securities

      Debt securities in which one or more of the Funds may invest in include those described below.

     U.S. Government Obligations. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. Government Agency Securities. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; and the remainder are supported only by the credit of the instrumentality.

     Long-Term, Medium to Lower Quality Corporate Debt Securities. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 8 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, are of equivalent quality as determined by the Fund 's investment adviser. Other Funds may invest limited amounts in medium to lower quality corporate debt securities in accordance with their stated investment policies. The Flexibly Managed Fund may invest up to 15% of its assets in medium to lower quality corporate debt.

     Investment Grade Corporate Debt Securities. The Quality Bond Fund will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor's) or, if not rated, are of equivalent quality as determined by the Fund's investment adviser, Independence Capital Management, Inc. ("ICMI").

     Bank Obligations. The Funds may invest in certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

     No Fund will invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

     Commercial Paper. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

     Canadian Government Securities. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

     Savings and Loan Obligations. The Quality Bond, High Yield Bond, and Money Market Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

     No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 10% of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

     Municipal Obligations. The Quality Bond and Value Equity Funds may invest in Municipal Obligations that meet the Fund's quality standards. The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

     To the extent a Fund's assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

     Foreign Debt Securities. Subject to the particular Fund's quality and maturity standards, the Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar--denominated fixed-income securities principally traded in financial markets outside the United States.

     The International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody's Investor Services, Inc. or BBB or higher by Standard and Poor's Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. The Value Equity Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     The Small Capitalization and Emerging Growth Funds may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers.

     For information on risks involved in investing in foreign securities, see information on "Investment in Foreign Equity Securities" below.

     Prime Money Market Securities Defined. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies' debt securities or affiliates' debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor's, Aaa or Prime-1 by Moody's, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor's, Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor's, Moody's, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor's, Moody's, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor's, Moody's, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

     Collateralized Mortgage Obligations. The Quality Bond Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may also be less marketable than other securities.

     Asset-Backed Securities. The Quality Bond and Money Market Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations."

     "Pass through certificates" are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     Zero Coupon and Pay-in-Kind Bonds. The High Yield Bond and Flexibly Managed Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

     Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIK's, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK's are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

     Convertible Securities. The Flexibly Managed Fund may invest in debt securities or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have developed which combine higher or lower current income with options and other features.

     For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. The Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

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Investments in Foreign Equity Securities

     The Growth Equity, Value Equity, Small Capitalization, Emerging Growth and Flexibly Managed Funds may invest in the equity securities of foreign issuers, subject to the following limitations based upon the total assets of each Fund:
Growth Equity - 30%; Value Equity Fund - 25%; Small Capitalization Fund - 15%; Emerging Growth Fund - 10%; and Flexibly Managed Fund - 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Because these Funds may invest in foreign securities, selection of these Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States).

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Investments in Smaller Companies

     The Small Capitalization and Emerging Growth Funds may invest a substantial portion of their assets in securities issued by smaller companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

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Foreign Currency Transactions

         As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis ("forward contracts"), enter into foreign currency futures and options on futures contracts ("forex futures") and foreign currency options ("forex options"). These investment techniques are designed primarily to hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund's investments.

         Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Forex futures and forex options will be used only to hedge against anticipated future changes in exchange rates that might otherwise adversely affect the value of the Fund's securities or adversely affect the prices of the securities the Fund intends to purchase at a later date.

         The Funds may enter into forward foreign contracts only under two circumstances. FIRST, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. SECOND, when the adviser or sub-adviser to one of these Funds believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The International Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Growth Equity Fund, Value Equity Fund, Small Capitalization Fund, Emerging Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The Funds will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund's custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     It also should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

     Although the International Equity Fund, Growth Equity Fund, Value Equity Fund, Small Capitalization Fund, Emerging Growth Fund, Flexibly Managed and High Yield Bond Fund value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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Repurchase Agreements

     Each Fund, other than the Growth Equity Fund, may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. A Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of its total assets would then be invested in such repurchase agreements. The Quality Bond Fund will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (Aaa, Aa, A, or Baa by Moody's or AAA, AA, A, or BBB by Standard & Poor's), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

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Lending of Portfolio Securities

     For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. This policy is a fundamental policy for all the Funds. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on five business days' notice. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

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Illiquid Securities

     Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund valued has them.

     The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund's treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

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Warrants

     The Flexibly Managed and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund's net assets would be invested in warrants. The Value Equity, Small Capitalization, Emerging Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund's assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5% not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

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When-Issued Securities

     The Value Equity Fund, Small Capitalization Fund, Quality Bond Fund, Flexibly Managed Fund, Emerging Growth Fund and High Yield Bond Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund's purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

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The Quality Bond Fund's Policy Regarding Industry Concentration

     When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industries, the Quality Bond Fund will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of its assets in any one such industry, if the Fund has cash for such investment (i.e., will not sell portfolio securities to raise cash) and, if in Independence Capital Management's judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the Fund's investment objective. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody's or S&P and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the Fund will normally purchase corporate debt securities in the secondary market as opposed to new offerings, Independence Capital Management believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Independence Capital Management believes that any risk to the Fund which might result from concentration in any industry will be minimized by the Fund's practice of diversifying its investments in other respects. The Quality Bond Fund's policy with respect to industry concentration is a fundamental policy. See INVESTMENT RESTRICTIONS below.

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Options

     Each Fund, other than the Money Market Fund, may write covered call and buy put options on its portfolio securities and purchase call or put options on securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund's total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

     A Fund will write call options only if they are "covered." This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities.

     Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

     There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

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Futures Contracts

     Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (1) no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options and (2) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. Such futures contracts would not be entered into for speculative purposes, but to hedge risks associated with the Fund's securities investments or to provide an efficient means of regulating its exposure to the market. To enter into a futures contract, a Fund must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Initial margin on futures contracts is in the nature of a performance bond or good faith deposit. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying index or instrument fluctuates, making the long and short positions in the futures contracts more or less valuable.

     Successful use of futures by a Fund is subject, first, to the investment adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

     Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser's or sub-adviser's judgment, have a significant correlation with movements in the prices of all or portions of the Fund's portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

     A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

     The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

--------------------------------------------------------------------------------
Investment Companies

     Each Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The International Equity Fund may invest in securities of mutual funds that invest in foreign securities. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. The High Yield and Flexibly Managed Funds may invest cash reserves in shares of the T. Rowe Price

Reserve Investment Fund, an internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses.

--------------------------------------------------------------------------------
Loan Participations and Assignments

     The High Yield Bond Fund may invest in loan participations and assignments (collectively "participations"). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

     The loan participations in which the High Yield Bond Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

     Because the High Yield Bond Fund is allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

     There is not a recognizable, liquid public market for the loan participations. Hence, the High Yield Bond Fund would consider loan participations as illiquid securities and subject them to the Fund's restriction on investing no more than 10% of assets in securities for which there is no readily available market. The Fund would initially impose a limit of no more than 5% of total assets in illiquid loan participations.

     Where required by applicable SEC positions, the Fund will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

     Various service fees received by the High Yield Bond Fund from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

--------------------------------------------------------------------------------
Trade Claims

     The High Yield Bond Fund may invest up to 5% of its total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

     Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

     Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

     As noted above, investing in trade claims does carry some unique risks which include:

     Establishing the Amount of the Claim. Frequently, the supplier's estimate of its receivable will differ from the customer's estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

     Defenses to Claims. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefitted the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

     Documentation/Indemnification. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller's credit.

     Volatile Pricing Due to Illiquid Market. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. All trade claims would be considered illiquid investments.

     No Current Yield/Ultimate Recovery. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

     Tax Issue. Although the issue is not free from doubt, it is likely that trade claims would be treated as nonsecurities investments. As a result, any gains would be considered "non-qualifying" under the Internal Revenue Code. The High Yield Bond Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

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INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

     Except as otherwise specified, the investment restrictions described below have been adopted as fundamental policies of the eight respective Funds. Fundamental policies may not be changed without the approval of the lesser of
(1) 67% of a Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Operating policies are subject to change by Penn Series' Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

--------------------------------------------------------------------------------
Growth Equity Fund

     Investment restrictions (1) through (14) and (20) through (22) described below have been adopted by the Growth Equity Fund and are fundamental policies, except as otherwise indicated. Restrictions (15) through (19) are operating policies which are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) Percent Limit on Assets Invested in Any One Issuer. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except for securities issued or guaranteed by the U.S. Government; (2) Percent Limit on Share Ownership of Any One Issue. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding securities of any class of any issuer; (3) Unseasoned Issuers. Purchase the securities of any issuer engaged in continuous operation for less than three years; (4) Industry Concentration. Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry; (5) Real Estate. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate; (6) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (22) below; (7) Investment Companies. Acquire the securities of any investment company, except securities purchased in regular transactions in the open market or acquired pursuant to a plan of merger or consolidation (to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder); (8) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to (22) below; (9) Loans. Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes, and other debt securities, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on such borrowings will reduce net investment income. The Fund may also enter into futures contracts as set forth in (22) below; (11) Underwriting. Act as an underwriter of securities, except insofar as it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon disposition of certain securities; (12) Securities of Adviser. Purchase or retain the securities of its investment adviser, or of any corporation of which any officer, director, or member of the investment committee of the investment adviser is a director; (13) Allocation of Principal Business to Officers and Directors. Deal with any of its officers or directors, or with any firm of which any of its officers or directors is a member, as principal in the purchase or sale of portfolio securities; (14) Allocation of Brokerage Business to Adviser. Pay commissions on portfolio transactions to its investment adviser or to any officer or director of its investment adviser; (15) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (16) Restricted and Illiquid Securities. Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933, or are otherwise illiquid or not readily marketable;
(17) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options; (18) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (19) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (20) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Growth Equity Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts;
(21) Senior Securities. Issue any class of securities senior to any other class of securities; or (22) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

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Value Equity Fund

     Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the Value Equity Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (d) Unseasoned Issuers. More than 5% of the value of the Value Equity Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrowings will reduce net investment income; the Fund may also enter into futures contracts as set forth in (15) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12)

Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) Senior Securities. Issue any class of securities senior to any other class of securities; or (15) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

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Small Capitalization Fund

     Investment restrictions (1) through (9) are fundamental policies of the Small Capitalization Fund, except as otherwise indicated. Restrictions (10) through (15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Ownership of Portfolio Securities by Officers and Directors. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) Short Sales. Effect short sales of securities, except short sales "against the box;" (15) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings (including reverse repurchase agreements) financial options and other hedging activities.

--------------------------------------------------------------------------------
Emerging Growth Fund

     Investment restrictions (1) through (9) are fundamental policies of the Emerging Growth Fund, except as otherwise indicated. Restrictions (10) through
(15) are non-fundamental operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) Diversification. Make an investment unless, when considering all its other investments, 75% of the value of the Fund's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities and other securities; for purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of the Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by Penn Series as a whole; (2) Industry Concentration. Invest more than twenty-five percent or more of the value of the Fund's total assets in the securities of issuers having their principal business activities in the same industry; (3) Real Estate. Invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein; (4) Commodities. Invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon; (5) Purchases on Margin. Purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options; (6) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (7) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities; (8) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (9) Senior Securities. Issue any class of securities senior to any other class of securities. Entering into repurchase agreements, borrowing money in accordance with restriction (7) above, or lending portfolio securities in accordance with restriction (6) above, shall not be considered for purposes of the present restriction a senior security; (10) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (11) Ownership of Portfolio Securities by Officers and Directors. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or any officer or director of the adviser or sub-adviser, owns more than .5% of the outstanding securities of such issuer, and such officers and directors who own more than .5% own in the aggregate more than 5% of such securities; (12) Oil and Gas Programs. Invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs; (13) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in illiquid securities; (14) Short Sales. Effect short sales of securities, except short sales "against the box;" (15) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings (including reverse repurchase agreements) financial options and other hedging activities.

--------------------------------------------------------------------------------
Flexibly Managed Fund

     Investment restrictions (1), (3), (5), (7) through (11), (13), and (14) are fundamental policies of the Flexibly Managed Fund, except as otherwise indicated. Restrictions (2), (4), (6) and (12) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Flexibly Managed Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) Restricted or Illiquid Securities. Purchase a security if, as a result, more than 15% of the value of the Fund's net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations; (3) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts, subject to (15) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in (15) below; (10) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Senior Securities. Issue any class of securities senior to any other class of securities; or (14) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
International Equity Fund

     Investment restrictions (1), (2), (3), (5), (7) through (11), (14), and
(15) are fundamental policies of the International Equity Fund, except as otherwise indicated. Restrictions (4), (6), (12) and (13) are operating policies and are subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; (d) Unseasoned Issuers. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Restricted or Not Readily Marketable Securities. Purchase a security if, as a result, more than 10% of the Fund's total assets would be invested in (a) securities with legal or contractual restrictions on resale; (b) repurchase agreements maturing in more than seven (7) days; and (c) other securities that are not readily marketable; (3) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (5) Commodities. Purchase or sell commodities or commodity contracts; except that it may enter into futures contracts subject to (15) below; (6) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) Short Sales and Purchases on Margin. Effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to (15) below; (8) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (9) Borrowing. Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. The Fund may also enter into futures contracts as set forth in (15) below; (10) Mortgaging. Mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; and (ii) it may enter into futures contracts; (11) Underwriting. Underwrite securities issued by other persons except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (12) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (13) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers and directors of Penn Series, and of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (14) Senior Securities. Issue any class of securities senior to any other class of securities; or (15) Futures Contracts. Enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
Quality Bond Fund

     Investment restrictions (1), (2), (4) through (9), (14) and (15) have been adopted by the Quality Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3) and (10) through (13) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not (1) purchase a security if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities; (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that the Fund will invest 25% or more of its assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances (see The Quality Bond Fund's Policy Regarding Industry Concentration above), but this limitation does not apply to bank certificates of deposit; (d) Unseasoned Issuers. More than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which at the time of purchase had been in operation less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of the issuer) and in equity securities which are not readily marketable for reasons other than restrictions against sale to the public without registration under the Securities Act of 1933; (e) Restricted Securities. More than 10% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale; or (f) Warrants. More than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; (2) Real Estate. Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate); (3) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (4) Commodities. Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts, subject to (15) below; (5) Short Sales and Purchases on Margin. Purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to (15) below; (6) Loans. Make loans (although it may acquire publicly-distributed bonds, debentures, notes, and other debt securities, may enter into repurchase agreements, may lend portfolio securities, and may purchase debt securities at private placement within the limits imposed above on the acquisition of restricted securities); (7) Borrowing. Borrow money, except the Fund may (i) borrow money for temporary administrative purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market and, in any event, only if immediately thereafter there is an asset coverage of at least 300%, and (ii) enter into interest rate futures contracts; (8) Mortgaging. Mortgage, pledge, or hypothecate securities, except (i) in connection with permissible borrowings where the market value of the securities mortgaged, pledged, or hypothecated does not exceed 15% of the Fund's assets taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, taken at market, in order to comply with certain state investment restrictions, and (ii) interest rate futures contracts; (9) Underwriting. Act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933 upon the disposition of certain portfolio securities acquired within the limitations of restriction (e) above; (10) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain securities of any issuer if, to the knowledge of the Fund's management or investment adviser, those officers or directors of Penn Series, or of its investment adviser, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (11) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (12) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options; (13) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (14) Senior Securities. Issue any class of securities senior to any other class of securities; or (15) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof,
(i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

--------------------------------------------------------------------------------
High Yield Bond Fund

     Investment restrictions (1), (2), (4), (6), (8) through (12), and (15) through (16) have been adopted by the High Yield Bond Fund as fundamental policies, except as otherwise indicated. Restrictions (3), (5), (7), (13) through (14), and (17) through (18) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. With respect to 75% of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b)

Percent Limit on Share Ownership of Any One Issue. With respect to 75% of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund's position in issues maturing in one year or less equals 35% or more of the Fund's total assets; (2) Equity Securities. Invest more than 20% of the Fund's total assets in common stocks (including up to 10% in warrants); (3) Restricted or Illiquid Securities. Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations; (4) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business); (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 or (ii) securities of the Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price; (6) Commodities. Purchase or sell commodities or commodity contracts, except that it may enter into interest rate futures contracts, subject to (17) below; (7) Oil and Gas Programs. Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund's total assets would be invested in such programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts, subject to (17) below; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; provided, however, that the Fund may acquire publicly distributed bonds, debentures, notes and other debt securities and may purchase debt securities at private placement within the limits imposed on the acquisition of restricted securities; (10) Borrowing. Borrow money, except the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 15% of its total assets valued at market; the Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income; the Fund may enter into interest rate futures contracts as set forth in (17) below; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into interest rate futures contracts; (12) Underwriting. Underwrite securities issued by other persons, except: (i) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; and (ii) the later disposition of restricted securities acquired within the limits imposed on the acquisition of restricted securities; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information; (15) Senior Securities. Issue any class of securities senior to any other class of securities; (16) Futures Contracts. Enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon; (17) Purchases when Borrowings Outstanding. Purchase additional securities when money borrowed exceeds 5% of the Fund's total assets; (18) Short Sales. Effect short sales of securities; or (19) Warrants. Invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

--------------------------------------------------------------------------------
Money Market Fund

     Investment restrictions (1) through (4), (6), (8) through (12), and (16) described below have been adopted by the Money Market Fund and are fundamental policies, except as otherwise indicated. Restrictions (5), (7), and (13) through
(15) are operating policies subject to change by the Board of Directors without shareholder approval.

     The Fund may not: (1) purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result: (a) Percent Limit on Assets Invested in Any One Issuer. More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (including repurchase agreements with any one issuer); (b) Percent Limit on Share Ownership of Any One Issue. More than 10% of the outstanding voting securities of any issuer would be held by the Fund; (c) Industry Concentration. Twenty-five percent or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers' acceptances; (d) Unseasoned Issuers. More than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; (2) Equity Securities. Purchase any common stocks or other equity securities, or securities convertible into equity securities; (3) Restricted or Illiquid Securities. Purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 10% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations; (4) Real Estate. Purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (5) Investment Companies. Purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder; (6) Commodities. Purchase or sell commodities or commodity contracts; (7) Oil and Gas Programs. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (8) Purchases on Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; (9) Loans. Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements, and (ii) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets; (10) Borrowing. Borrow money, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income; (11) Mortgaging. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market; (12) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase of government securities directly from the issuer in accordance with the Fund's investment objectives, program, and restrictions; (13) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control; (14) Puts, Calls, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof; or (15) Senior Securities. Issue any class of securities senior to any other class of securities.

     In addition to the restrictions set forth above each Fund may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

     Section 817(h) of the Internal Revenue Code requires that the assets of each Fund be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

     In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940. See "Investment Policies -- Money Market Fund" above for certain of the restrictions contained in the Rule.

--------------------------------------------------------------------------------
GENERAL INFORMATION

--------------------------------------------------------------------------------

Investment Advisory Services

         Independence Capital Management, Inc. Independence Capital Management, Inc. ("ICMI") serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Growth Equity, Quality Bond and Money Market Funds. See "INVESTMENT ADVISER" in the prospectus for information regarding ownership of ICMI, investment advisory and management services provided to the Funds by ICMI and the method of computing the advisory fees payable by the Funds to ICMI.

         OpCap Advisors. OpCap Advisors ("OpCap") serves as sub-adviser to the Small Capitalization Fund Value Equity and Small Capitalization Funds and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the sub-advisory services provided to the Funds and the method of computing the sub-advisory fees payable by ICMI to the OpCap.

         OpCap Advisors, the investment adviser to the Fund (the "Manager"), is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser whose employees perform all investment advisory and management services provided to the Fund by the Advisor. Oppenheimer Capital is an indirect wholly owned subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser. The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P., a wholly-owned subsidiary of PIMCO Advisors.

         T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. ("Price Associates") serves as sub-adviser the Flexibly Managed and High Yield Bond Funds and performs day-to-day investment management services for the Funds. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding ownership of Price Associates, the sub-advisory services provided to the Funds and the method of computing the sub-advisory fees payable by ICMI to the Price Associates.

         Vontobel USA Inc. Vontobel USA Inc. ("Vontobel") serves as sub-adviser to the International Equity Fund and performs the day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding ownership of Vontobel, the sub-advisory services provided to the Fund and the method of computing the sub-advisory fees payable by ICMI to the Vontobel.

         R.S. Investment Management, Inc. R.S. Investment Management, Inc. (formerly "Robertson Stephens Investment Management, Inc.") ("RSIM") serves as sub-adviser to the

Emerging Growth Fund and performs day-to-day investment management services for the Fund. See "INVESTMENT SUB-ADVISERS" in the prospectus for information regarding the ownership of Robertson Stephens, the sub-advisory services provided to the Fund and the method of computing the sub-advisory fees payable by ICMI to the Robertson Stephens.

     In the years 1998, 1997 and 1996, the Funds paid advisory fees to ICMI as set forth in the following table.

        Fund                            1998               1997                 1996
---------------------------------------------------------------------------------------
Growth Equity Fund                     $753,060        $   600,772         $    494,636
---------------------------------------------------------------------------------------
Value Equity Fund                     1,651,501          1,279,429              800,404
---------------------------------------------------------------------------------------
Small Capitalization Fund               210,456            137,566               51,982
---------------------------------------------------------------------------------------
Emerging Growth Fund*                   208,963             50,608                  N/A
---------------------------------------------------------------------------------------
Flexibly Managed Fund                 2,719,881          2,310,427            1,645,769
---------------------------------------------------------------------------------------
International Equity Fund             1,071,377            912,368              646,040
---------------------------------------------------------------------------------------
Quality Bond Fund                       206,065            164,758              175,993
---------------------------------------------------------------------------------------
High Yield Bond Fund                    326,267            254,474              196,230
---------------------------------------------------------------------------------------
Money Market Fund                       181,722            148,226              119,842
---------------------------------------------------------------------------------------

* The Emerging Growth Fund commenced operations on May 1, 1997.

     In 1998, the advisory fee paid by the Emerging Growth Fund is after a voluntary fee waiver of $8,604. In 1997, the advisory fee paid by the Emerging Growth Fund is after a voluntary fee waiver of $9,862. In 1996, the advisory fees paid by the Growth Equity Fund, Small Capitalization Fund, International Equity Fund, Quality Bond Fund and Money Market Fund are after a voluntary fee waiver of $10,173, $7,964, $1,262, $4,132 and $2,778, respectively.

     In 1998, ICMI paid sub-advisory fees to OpCap, Price Associates, Vontobel and RSIM in the amounts of $855,132, $1,812,839, $486,157 and $175,491 respectively. For the eight months ended December 31, 1997, ICMI paid sub-advisory fees to RSIM in the amount of $45,346.
--------------------------------------------------------------------------------
Administrative and Corporate Services

     Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund's average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series' affairs, except those that are required to be maintained by Penn Series' investment adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series' federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series' custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series' Board of Directors may require in connection with its oversight of Penn Series' investment adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series' various investment portfolios; (e) the organization of all meetings of Penn Series' Board of Directors; (f) the organization of all meetings of Penn Series' shareholders; (g) the collection and presentation of any financial or other data required by Penn Series' Board of Directors, accountants, or counsel; and (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series' investment adviser, accounting services agent, custodian, or transfer agent. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual's performance of its services as administrative and corporate services agent.

     For fiscal years 1998, 1997, and 1996 the administrative fees paid to Penn Mutual by each of the Funds then in existence were as follows:

                Fund                           1998                      1997                      1996
---------------------------------------------------------------------------------------------------------
     Growth Equity Fund                      $234,353                  $186,580                  $149,014
---------------------------------------------------------------------------------------------------------
     Value Equity Fund                        495,450                   383,864                   240,121
---------------------------------------------------------------------------------------------------------
     Small Capitalization Fund                 63,137                    41,270                    15,135
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
     Emerging Growth Fund*                    39,416                     1,483                        N/A
---------------------------------------------------------------------------------------------------------
     Flexibly Managed Fund                   815,964                   693,190                    493,731
---------------------------------------------------------------------------------------------------------
     International Equity Fund               214,275                   182,487                    129,460
---------------------------------------------------------------------------------------------------------
     Quality Bond Fund                        68,688                    56,299                     58,663
---------------------------------------------------------------------------------------------------------
     High Yield Bond Fund                     97,880                    76,344                     58,869
---------------------------------------------------------------------------------------------------------
     Money Market Fund                        68,174                    56,455                     45,111
---------------------------------------------------------------------------------------------------------

*    The Emerging Growth Fund commenced operations on May 1, 1997.

     In 1998, the administration fees paid by the Emerging Growth Fund is after a voluntary fee waiver of $8,603. In 1997, the administration fees paid by the Emerging Growth Fund is after a voluntary fee waiver of $9,862.


--------------------------------------------------------------------------------
Accounting Services

     PFPC Inc. ("PFPC") serves as the accounting services agent to Penn Series. PFPC provides certain accounting and related services to Penn Series, including:
(a) the maintenance for each Fund of a daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance for each Fund of all records that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

     For fiscal years 1998, 1997, and 1996, the accounting fees paid by each of the Funds then in existence were as follows:

                Fund                                    1998                      1997                      1996
-------------------------------------------------------------------------------------------------------------------
     Growth Equity Fund                               $103,118                $   87,177                $    74,103
-------------------------------------------------------------------------------------------------------------------
     Value Equity Fund                                 183,900                   152,928                    105,040
-------------------------------------------------------------------------------------------------------------------
     Emerging Growth Fund*                              26,161                     6,127                        N/A
-------------------------------------------------------------------------------------------------------------------
     Flexibly Managed Fund                             248,193                   223,627                    182,975
-------------------------------------------------------------------------------------------------------------------
     International Equity Fund                         110,710                    97,981                     73,307
-------------------------------------------------------------------------------------------------------------------
     Quality Bond Fund                                  34,344                    28,211                     29,335
-------------------------------------------------------------------------------------------------------------------
     High Yield Bond Fund                               48,940                    38,169                     29,453
-------------------------------------------------------------------------------------------------------------------
     Small Capitalization Fund                          31,608                    27,518                     27,268
-------------------------------------------------------------------------------------------------------------------
     Money Market Fund                                  34,073                    28,227                     22,555
-------------------------------------------------------------------------------------------------------------------

*    The Emerging Growth Fund commenced operations on May 1, 1997.


--------------------------------------------------------------------------------
Limitation on Fund Expenses

     See "EXPENSES AND LIMITATIONS" in the prospectus for information on limitations on expenses of the Funds.

--------------------------------------------------------------------------------
Portfolio Transactions

     Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund that makes up Penn Series are made by the respective investment adviser or sub-adviser of that Fund. Each Fund's adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

     In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the investment advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

     Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

     The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's and sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

     With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

     In allocating to brokers purchase and sale orders for portfolio securities, the investment advisers and sub-advisers may take into account the sale of Penn Mutual variable annuity contracts and variable life insurance policies that invest in those Funds. Before brokerage business may be allocated on the basis of those sales, the investment adviser or sub-adviser must be satisfied that the quality of the transaction and commission payable are comparable to what they would have been had other qualified brokers been selected to execute the transaction.

     In allocating brokerage business the advisers and sub-advisers annually assesses the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and research services they receive from broker/dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the advisers and sub-advisers in serving the Funds, as well as its other clients.

     For fiscal years 1998, 1997, and 1996, the total brokerage commissions paid by the Growth Equity Fund, including the discounts received by securities dealers in connection with underwritings, were $731,672, $595,881 and $641,514, respectively. During 1998, the adviser directed transactions of $671,796,308 (with related commissions of $658,505) to brokers who provided research services.

     For fiscal years 1998, 1997, and 1996, the total brokerage commissions paid by the Value Equity Fund, including discounts received by securities dealers in connection with underwritings, were $195,772, $111,699 and $119,775, respectively. During 1998, the adviser directed transactions of $24,300,574 (with related commissions of $31,446) to brokers who provided research services.

     For fiscal years 1998, 1997, and 1996, the total brokerage commissions paid by the Flexibly Managed Fund, including the discounts received by securities dealers in connection with underwritings, were $1,259,520, $368,415 and $323,511, respectively. During 1998, the adviser directed transactions of $18,279,768 (with related commissions of $25,451) to brokers who provided research services.

     For fiscal years 1998, 1997, and 1996, the total brokerage commissions paid by the International Equity Fund, including the discounts received by the securities dealers in connection with underwritings, were $305,099, $248,517 and $282,591, respectively. During 1998, the adviser allocated transactions of $56,873,016 (with related commissions of $121,013) to brokers who provided research services.

     For fiscal years 1998, 1997 and 1996, the total brokerage commissions paid by the Small Capitalization Fund, including the discounts received by the Securities division in connection with underwritings, were $107,030, $82,820, and $28,271, respectively. During 1998, the adviser directed transactions of $5,515,799 (with related commissions of $15,805) to brokers who provided research services.

     For fiscal year 1998 and the period May 1, 1997 (commencement of operations) through December 31, 1997, the total brokerage commissions paid by the Emerging Growth Fund, including the discounts received by the Securities division in connection with underwritings were $112,916 and $32,800. During 1998, the adviser directed transactions of $6,313,210 (with related commissions of $10,746) to brokers who provide research services.

     For fiscal years 1998, 1997, and 1996, the Quality Bond Fund engaged in portfolio transactions involving broker-dealers totaling $1,548,170,055, $1,504,902,144 and $838,148,194, respectively. For fiscal years 1998, 1997, and
1996, the High Yield Bond Fund engaged in portfolio transactions involving broker-dealers totaling $737,865, $362,910,185 and $263,291,031, respectively, and the Money Market Fund engaged in portfolio transactions involving broker-dealers totaling $479,932,894, $337,784,744 and $329,947,899, respectively. The entire amounts for each of these years represented principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers. Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to the Funds or its adviser.

     Some of the investment advisers' and sub-advisers' other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser's and sub-adviser's policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser's or sub-adviser's clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction. In addition, the advisers and sub-advisers in general follow the policy that they will ordinarily not make additional purchases of a common stock for its clients (including the Penn Series) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

--------------------------------------------------------------------------------
Directors and Officers

     The directors and principal officers of Penn Series, their business addresses and principal occupations during the past five years are set forth in the following table.

                              Position with    Principal Occupation
Name and Address              Penn Series      During Past Five Years
----------------------------------------------------------------------------------------------------------------------------------
Eugene Bay                    Director         Senior Pastor, Bryn Mawr Presbyterian Church, Bryn Mawr, PA.
121 Fishers Road
Bryn Mawr, PA 19010
----------------------------------------------------------------------------------------------------------------------------------
James S. Greene               Director         Retired; Vice President and Director, International Raw Materials, Inc.,
P.O. Box 3761                                  Philadelphia, PA (commodities trading), prior to September 1990.
Vero Beach, FL  32964-3761
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Chappell*           Director         Chairman of the Board and Chief Executive Officer (since December 1996), President
600 Dresher Road                               and Chief Executive Officer (April 1995 - December 1996), President and Chief
Horsham, PA 19044                              Operating Officer prior thereto, The Penn Mutual Life Insurance Company.
----------------------------------------------------------------------------------------------------------------------------------
Larry L. Mast*                Director         Executive Vice President, The Penn Mutual Life Insurance Company, May 1997 to
The Penn Mutual Life                           present. Formerly Senior Vice President, Lafayette Life Insurance Company,
Insurance Company                              September 1994 to May 1997; Vice President, Security Benefit Insurance Company,
600 Dresher Road                               May 1993 to September 1994; Vice President, Home Life Insurance Company, July 1990
Horsham, PA  19044                             to May 1993; Agency Manager, The Equitable Life Insurance Company, August 1978 to
                                               July 1990.
----------------------------------------------------------------------------------------------------------------------------------
Daniel J. Toran*              Director         President and Chief Operating Officer, (January 1997 to present), Executive Vice
The Penn Mutual Life                           President, Sales and Marketing (May 1996 to January 1997), The Penn Mutual Life
Insurance Company                              Insurance Company; Executive Vice President, The New England Mutual Life Insurance
600 Dresher Road                               Company, prior thereto.
Horsham, PA  19044
----------------------------------------------------------------------------------------------------------------------------------
William H. Loesche, Jr.       Director         Retired; Adviser (since April 1988); Director (prior thereto), Keystone Insurance
100 Gray's Lane                                Company and Keystone Automobile Club, Philadelphia, PA.
Apt. 101
Haverford, PA 19041
----------------------------------------------------------------------------------------------------------------------------------
M. Donald Wright              Director         President, M. Donald Wright Professional Corporation, Bryn Mawr, PA (financial
100 Chetwynd Drive                             planning and consulting); Director, Graduate School of Financial Services, The
Rosemont, PA 19010                             American  College, since April 1991.
----------------------------------------------------------------------------------------------------------------------------------
James B. McElwain             President        Assistant Vice President, Investment Marketing and Operations (since August 1995);
600 Dresher Road                               Assistant Vice President, Retirement and Investment Sales Operation, The Penn Mutual
Horsham, PA 19044                              Life Insurance Company, prior thereto.
----------------------------------------------------------------------------------------------------------------------------------
Richard F. Plush              Vice President   Assistant Vice President and Senior Actuary, The Penn Mutual Life Insurance Company
600 Dresher Road                               (1973 to present).
Horsham, PA 19044
----------------------------------------------------------------------------------------------------------------------------------
C. Ronald Rubley              Secretary        Attorney, Morgan, Lewis & Bockius LLP, Philadelphia, PA (since January 1996);
1701 Market Street                             Associate  General Counsel, The Penn Mutual Life Insurance Company, prior thereto.
Philadelphia, PA 19103
----------------------------------------------------------------------------------------------------------------------------------
Steven M. Herzberg            Treasurer        Assistant Vice President and Treasurer, The Penn Mutual Life Insurance Company
600 Dresher Road                               (December 1997 to present); Director of Financial Planning and Treasurer (November
Horsham, PA 19044                              1995 to December 1997): Director, Cost and Budget (November 1991 to November 1995);
                                               Director, Benefits Administration, prior thereto.
----------------------------------------------------------------------------------------------------------------------------------
Ann M. Strootman              Controller       Vice President and Controller (since January 1996), Assistant Vice President,
600 Dresher Road                               Financial and  Management Accounting (since 1994), Director of Financial
Horsham, PA 19044                              Accounting (prior thereto), The Penn Mutual Life Insurance Company.
----------------------------------------------------------------------------------------------------------------------------------

* Director is an "interested person" of Penn Series, as defined in the Investment Company Act of 1940, as amended.

     Directors and officers of Penn Series who are employed by Penn Mutual will not receive any special compensation for serving in such capacities. Penn Series has made no provision for the payment of retirement or pension benefits to any director or officer. In 1998, Penn Series paid directors' fees in the aggregate amount of $28,144 to directors who are not "interested persons" of Penn
Series.

     The Board of Directors has an Executive Committee currently consisting of Messrs. Chappell, Toran and Greene. Subject to limits under applicable law, during intervals between meetings of the Board, the Committee may exercise the powers of the Board.

--------------------------------------------------------------------------------
Custodial Services

     PNC Bank, Broad & Chestnut Streets, Philadelphia, PA 19107 is custodian of the assets of the Funds of Penn Series. The custodial services performed by PNC Bank are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized the Bank to deposit certain portfolio securities in a central depository system as allowed by federal law.

--------------------------------------------------------------------------------
Independent Auditors

     Ernst & Young LLP serves as the independent auditors of Penn Series Funds, Inc. Their offices are located at 2001 Market Street, Suite 4000, Philadelphia, PA 19103. Ernst & Young LLP is also the independent auditors of The Penn Mutual Life Insurance Company.

--------------------------------------------------------------------------------
Legal Matters

     Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series Funds, Inc.

--------------------------------------------------------------------------------
Net Asset Value of Shares

     The following information supplements the information on net asset value of shares set forth in "Account Policies" in the Prospectus.

     The purchase and redemption price of each Fund's shares is equal to that Fund's net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange ("Exchange") is open for trading. The Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Presidential Election Day, Thanksgiving Day, and Christmas Day.

     Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

     In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund's objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days nor maintain a dollar weighted average portfolio maturity which exceeds 90 days. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

--------------------------------------------------------------------------------
Ownership of Shares

     The outstanding shares of each of the Funds of Penn Series are owned by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("PIA") and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.

     On January 31, 1999, the outstanding shares of Penn Series were owned as follows:*

                                 Growth    Value   Emerging   Flexibly                Quality                   Small       Money
                                 Equity    Equity   Growth     Managed  International   Bond    High Yield   Capitalization Market
                                  Fund      Fund     Fund       Fund     Equity Fund    Fund     Bond Fund       Fund        Fund
----------------------------------------------------------------------------------------------------------------------------------
Percentage of Outstanding
   Shares Owned by Penn
   Mutual and Held in Separate
   Accounts Pursuant to
   Variable Annuity Contracts      85%      76%       68%        74%         74%        69%         71%          55%         54%
----------------------------------------------------------------------------------------------------------------------------------
Percentage of Outstanding
   Shares Owned by PIA and
   Held in a Separate Account
   Pursuant to Variable Annuity
   Contracts                       7%       13%       17%        16%         11%        19%         17%          25%         23%
----------------------------------------------------------------------------------------------------------------------------------
Percentage of Outstanding
   Shares Owned by Penn
   Mutual and Held in a Separate
   Account Pursuant to Variable
   Life Insurance Contracts        8%       11%       15%        10%         15%        12%         12%          20%         23%
----------------------------------------------------------------------------------------------------------------------------------

*  Unaudited.

--------------------------------------------------------------------------------
Tax Status

   The following is only a summary of certain federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

   The following general discussion of certain Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

   It is the policy of each of the Funds to continue to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expect to be relieved of the Federal income taxes on net investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

   In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which the Funds may engage in short-term trading and in certain hedging transactions and may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to Federal income tax on the part of it's net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its "investment company taxable income" (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and (b) 90% of its net exempt interest income (the excess of (i) its tax-exempt interest income over (ii) certain deductions attributable to that income).

   If for any taxable year, a Fund does not qualify as a regulated investment company under Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate tax rates without any deduction for distributions to shareholders and all such distributions will be taxable to shareholders as ordinary dividends to the extent of the fund's current or accumulated earnings and profits. Such distributions will generally qualify for the corporate dividends received deduction for corporate shareholders.

   If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its net realized gains (the excess of short and long term capital gain over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax.

   Distributions declared in October, November, or December to shareholders of record during those months and paid during the following January are treated as if they were received by each shareholder on December 31 of the prior year for tax purposes.

   A Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

--------------------------------------------------------------------------------
RATINGS OF COMMERCIAL PAPER

--------------------------------------------------------------------------------

Moody's Investor Services, Inc. Commercial paper ratings:

PRIME-1 Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              -  Leading market positions in well-established industries.
              -  High rates of return on funds employed.
              - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
              - Board margins in earnings coverage of fixed financial charges and high internal cash generation.
              - Well-established access to a range of financial markets and assured sources of alternate liquidity.

--------------------------------------------------------------------------------
PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

--------------------------------------------------------------------------------
PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

--------------------------------------------------------------------------------
Standard & Poor's Rating Group commercial paper ratings:

A-1 This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

--------------------------------------------------------------------------------
A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

--------------------------------------------------------------------------------
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

--------------------------------------------------------------------------------
B Issues rated B are regarded as having significant speculative characteristics for timely payment.

--------------------------------------------------------------------------------
C This rating is assigned to short-term debt obligations that is currently vulnerable to nonpayment.

--------------------------------------------------------------------------------
D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

--------------------------------------------------------------------------------
Fitch Investors Service, Inc.:

Fitch 1--Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2--Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

--------------------------------------------------------------------------------
RATINGS OF CORPORATE DEBT SECURITIES

--------------------------------------------------------------------------------

     The quality of a bond is measured by credit risk--the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

--------------------------------------------------------------------------------
Moody's Investors Service, Inc.

Aaa           Bonds which are rated Aaa are judged to be of the best quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

--------------------------------------------------------------------------------
Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

--------------------------------------------------------------------------------
A Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

--------------------------------------------------------------------------------
Baa Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

--------------------------------------------------------------------------------
Ba            Bonds which are rated Ba are judged to have speculative elements:
              their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

--------------------------------------------------------------------------------
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

--------------------------------------------------------------------------------
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

--------------------------------------------------------------------------------
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

--------------------------------------------------------------------------------
C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

--------------------------------------------------------------------------------
     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

--------------------------------------------------------------------------------
Standard & Poor's Ratings Group

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

--------------------------------------------------------------------------------
AA            Bonds rated AA also qualify as high-quality debt obligations.
              Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

--------------------------------------------------------------------------------
A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

--------------------------------------------------------------------------------
BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

--------------------------------------------------------------------------------
         Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on a obligation are jeopardized.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS OF PENN SERIES

--------------------------------------------------------------------------------

The following pages include audited financial statements and financial highlights as of December 31, 1998 for the Growth Equity Fund, Value Equity Fund, Small Capitalization Fund, Emerging Growth Fund, Flexibly Managed Fund, International Equity Fund, Quality Bond Fund, High Yield Bond Fund and Money Market Fund.


PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE MONEY MARKET FUND

                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
COMMERCIAL PAPER (41.4%)
  Carolina Power and Light
   5.13%............................................           02/03/99   A-1        1,700  $1,692,006
   5.45%............................................           01/28/99   A-1          750     746,934
  Caterpillar Inc.
   5.05%............................................           01/08/99   A-1        1,000     999,018
  Dekalb County For
   Emory University
   5.25%............................................           01/21/99   A-1        1,500   1,500,000
  Ford Motor Credit Corp.
   5.01%............................................           01/28/99   A-1        2,300   2,291,358
   5.05%............................................           02/05/99   A-1          700     696,563
  General Electric
   Capital Corp.
   5.16%............................................           03/09/99   A-1        2,000   1,980,793
  General Electric Capital
   Mortgage Services
   5.01%............................................           02/19/99   A-1          250     248,295
  General Motors
   Acceptance Corp.
   5.16%............................................           01/14/99   A-2        2,500   2,495,342
  GTE Corp.
   5.20%............................................           02/22/99   A-2        1,000     992,489
   5.30%............................................           02/09/99   A-2        1,500   1,491,388
  Merrill Lynch
   5.47%............................................           01/22/99   A-1        1,000     996,809
  Monsanto Co.
   5.47%............................................           01/11/99   A-1        1,500   1,497,721
   5.10%............................................           02/01/99   A-1          300     298,683
  New York, New York
   5.40%............................................           01/14/99   A-1        1,600   1,600,000
  Walt Disney Co.
   5.05%............................................           01/15/99   A-1        2,500   2,495,090
   5.10%............................................           02/16/99   A-1          103     102,329
                                                                                            ----------
TOTAL COMMERCIAL PAPER
   (Cost $22,124,818)                                                                       22,124,818
                                                                                            ==========
CORPORATE BONDS (24.0%)
  Associates Corporation
   North America
   7.25%............................................           09/01/99   AA-          150     151,533
   6.68%............................................           09/17/99   AA-        1,650   1,661,120
  Caterpillar Financial
   Service Corp.
   6.77%............................................           02/02/99    A+        1,000   1,001,308
  Chase Manhattan Corp.
   7.58%............................................           07/23/99    A         2,000   2,020,849
  Coca-Cola Enterprises
   7.00%............................................           11/15/99    A+        1,000   1,016,379
  Florida Power and Light
   5.50%............................................           07/01/99   AA-          250     249,805
  General Motors
   Acceptance Corp.
   7.75%............................................           01/15/99   A-2          325     325,228
  GTE Northwest Inc.
   6.125%...........................................           02/15/99   A-1          375     375,114
  Mobil Corp.
   7.25%............................................           03/15/99    AA          115     115,351
  Norwest Financial Inc.
   6.68%............................................           09/15/99    A+        1,000   1,007,240

                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
  Sears Roebuck Co.
   8.00%............................................           02/16/99    A-        2,500  $2,507,990
  Southern California Edison
   7.50%............................................           04/15/99    A-          500     502,382
  Texas Instruments Inc.
   6.75%............................................           07/15/99    A         1,550   1,558,224
  Wachovia Bank
   North America
   6.00%............................................           03/15/99   AA+          350     350,169
                                                                                            ----------
TOTAL CORPORATE BONDS
   (Cost $12,842,692)...............................                                        12,842,692
                                                                                            ==========

VARIABLE RATE DEMAND NOTES (21.6%)+
  Alabama State
   Development Authority
   6.00%............................................           01/07/99   A-1          500     500,000
  Barton Healthcare
   5.70%............................................           01/06/99   A-1          430     430,000
  Baylis Group Partnership
   6.00%............................................           01/06/99   A-1          700     700,000
  Berks County Industrial
   Development Authority
   6.05%............................................           01/07/99   A-1          535     535,000
  Bloomfield, New Mexico
   5.70%............................................           01/07/99   A-1          600     600,000
  Columbia County Georgia
   Development Authority
   5.70%............................................           01/07/99   A-1        1,390   1,390,000
  Community Health
   Systems, Inc.
   6.05%............................................           01/07/99   A-1        1,065   1,065,000
  Community Health
   Systems, Inc.
   6.05%............................................           01/07/99   A-1          365     365,000
  Durham Risk
   Management Co.
   5.17%............................................           01/07/99   A-1          500     500,000
  Fairview Hospital and
   Healthcare Services
   5.65%............................................           01/07/99   AAA          500     500,000
  GMG Warehouse
   American National
   5.70%............................................           01/06/99   A-1          875     875,000
  Health Insurance Plan of
   Greater NY
   5.65%............................................           01/07/99   A-1          500     500,000
  Illinois Development
   Finance Authority
   5.70%............................................           01/07/99   A-1          600     600,000
  Liliha Partners LP
   6.05%............................................           01/06/99   A-1        1,155   1,155,000
  Montgomery County PA
   Industrial Development
   Authority
   6.05%............................................           01/07/99   A-1          775     775,000
  Saint Francis Health
   6.05%............................................           01/07/99   A-2          490     490,000
  Silver City New Mexico
   5.70%............................................           01/07/99   A-1          600     600,000
                                                                                           -----------
TOTAL VARIABLE RATE DEMAND NOTES
   (Cost $11,580,000)...............................                                        11,580,000
                                                                                           -----------

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE MONEY MARKET FUND

                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
MEDIUM TERM NOTES (5.4%)
  Associates Corporation
   North America
   6.125%............................................         11/12/99    AA-       1,000  $1,009,113
  Bank One Wisconsin
   5.74%............................................          05/11/99    AA          350     349,938
  Caterpillar Financial
   Service Corp.
   6.78%............................................          08/05/99     A+         250     251,600
  NYNEX Capital Funding
   7.60%............................................          07/19/99     A        1,000   1,012,377
  Xerox Corp.
   7.01%............................................          04/30/99     A          250     250,980
                                                                                            ---------
TOTAL MEDIUM TERM NOTES
   (Cost $2,874,008)................................                                        2,874,008
                                                                                            =========

                                                                                  Number
                                                                                of Shares
                                                                                ---------
SHORT-TERM INVESTMENTS (7.6%)
  Janus Money Market
   Fund.............................................                            2,666,715    2,666,715
  Temporary Investment
   Fund Class B ....................................                            1,416,465    1,416,465
TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,083,180)................................                                         4,083,180
                                                                                           -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $53,504,698)(a.............................                                       $53,504,698
                                                                                           ===========


(a) Cost for Federal income tax purposes.
+ The rate shown is the rate as of December 31, 1998, and the maturity is the next interest readjustment date.


The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at December 31, 1998. Ratings are unaudited.

                                                      Percentage of Portfolio
   Maturity                           Amount          -----------------------
   Schedule                             Par                          (cum)
   --------                           ------                         -----
   1- 7 days                        $11,580,000          23.4%        23.4%
   8- 14 days                         6,600,000          13.4%        36.8%
   15- 30 days                        8,375,000          17.0%        53.8%
   31- 60 days                        9,428,000          19.1%        72.9%
   61- 90 days                        2,465,000           5.0%        77.9%
   91-120 days                          750,000           1.5%        79.4%
   121-150 days                         350,000           0.7%        80.1%
   Over 150 days                      9,850,000          19.9%       100.0%
                                    -----------         -----
                                    $49,398,000         100.0%
                                    ===========         =====

Average Weighted Maturity -- 69 days
The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE QUALITY BOND FUND

                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
CORPORATE BONDS (10.5%)
Canadian Gov't Agency (2.2%)
   Hydro-Quebec 8.05%...............................           07/07/06    A+        1,150  $1,398,687
                                                                                           -----------
Financial (1.7%)
  Associates Corp. N.A.
   7.75%............................................           02/15/05   AA-          500     555,625
  General Electric Capital
   Corp. 8.125%.....................................           02/01/99   AAA          500     501,028
                                                                                           -----------
                                                                                             1,056,653

General Obligation Bonds (1.6%)
  General Electric Capital
   Corp. 6.66%......................................           05/01/00   AAA        1,000   1,017,500
                                                                                           -----------
Industrial (1.7%)
  IBM Corp. 6.22%...................................            08/01/27    A+        1,000   1,061,250
                                                                                           -----------
Retail (0.3%)
  Penney (J.C.) Inc.
   Note 9.45%.......................................           07/15/02    A+          175     185,500
                                                                                           -----------
Services-Equipment Renting & Leasing (0.2%)
  Service Corporation
   International 7.00%..............................           06/01/15  BBB+          100     103,875
                                                                                           -----------
Transportation (1.1%)
  CSX Corp. 7.05%...................................           05/01/02   BBB          660     685,575
                                                                                           -----------
Utility (1.7%)
  Calenergy Co. Inc.
   8.48%............................................           09/15/28   BB+          975   1,084,688
                                                                                           -----------
TOTAL CORPORATE BONDS
   (Cost $6,099,819)................................                                         6,593,728
                                                                                           -----------
U.S. TREASURY OBLIGATIONS (34.9%)
Treasury Bonds (3.2%)
   7.50%............................................           11/15/16    NR          700     869,831
   6.125%............................................          11/15/27    NR        1,025   1,145,938
                                                                                           -----------
                                                                                             2,015,769
                                                                                           -----------
Treasury Notes (31.7%)
   6.25%............................................           08/31/02    NR        3,750   3,946,545
   5.75%............................................           04/30/03    NR        6,625   6,896,268
   5.75%............................................           08/15/03    NR        1,900   1,984,987
   6.50%............................................           05/15/05    NR        5,625   6,166,091
   5.625%...........................................           05/15/08    NR          900     961,005
                                                                                           -----------
                                                                                            19,954,896
                                                                                           -----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $21,961,438)...............................                                        21,970,665


                                                                                     Par
                                                             Maturity    Rating     (000)       Value
                                                             --------    ------     -----       -----
AGENCY OBLIGATIONS (40.5%)
Federal National Mortgage Association Bonds
   4.50%............................................           01/04/99    NR        6,400  $6,397,600
   5.625%...........................................           03/15/01    NR        3,100   3,150,555
   6.00%............................................           11/30/28    NR        5,000   4,935,950
   6.45%............................................           12/01/03    NR        1,207   1,241,677
   6.50%............................................           12/01/26    NR        1,500   1,510,320
   6.67%............................................           12/01/04    NR        1,759   1,831,648
   6.825%...........................................           09/01/07    NR        2,702   2,819,497
   7.00%............................................           01/01/29    NR        2,000   2,041,260
   7.50%............................................           12/01/26    NR        1,500   1,540,320
                                                                                           -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $25,218,011)...............................                                        25,468,827
                                                                                          -----------
COMMERCIAL ASSET BACKED SECURITIES (6.5%)
  Comed Transitional
   Funding Trust
   5.44%............................................           03/25/07   AAA        2,000   1,997,500
  Morgan Stanley 6.95%..............................           12/10/07    AA          464     494,689
  Railcar Leasing, LLC
   7.125%...........................................           01/15/13   AAA        1,000   1,098,750
  Sasco 96- CFl Class B
   6.303%...........................................           02/25/28    AA          500     508,642
                                                                                           -----------
TOTAL COMMERCIAL ASSET BACKED SECURITIES
   (Cost $4,013,482)..............................                                           4,099,581
                                                                                           -----------
                                                                             Shares
                                                                             ------
SHORT-TERM INVESTMENTS (7.6%)
   Janus Money Market Fund..........................                        2,644,429        2,644,429
   Temporary Investment Fund Class B................                        2,161,869        2,161,869
                                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,806,298)................................                                         4,806,298
                                                                                           -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $62,099,048) (a)...........................                                       $62,939,099
                                                                                           ===========

(a) At December 31, 1998, the cost for Federal income tax purposes was $62,136,407. Net unrealized appreciation was $802,692. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $982,439 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $179,747.

     The Standard & Poor's corporation ratings are the most recent ratings available at December 31, 1998. Ratings are unaudited.

     The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE HIGH YIELD BOND FUND


                                                                                       Par
                                                              Maturity    Rating      (000)      Value
                                                              --------    ------      -----      -----
CORPORATE BONDS (87.9%)
-----------------------
Advertising (0.2%)
   American Business
    Information
    Inc. 9.50% ...........................................      06/15/08     B          175    $ 140,000
                                                                                              ----------
Aerospace & Defense (2.3%)
   Communication & Power
    Industries 12.00% ....................................      08/01/05     B          750      778,125
   Dyncorp, Inc.
    9.50% ................................................      03/01/07     B          425      420,750
   L-3 Communications
    Corp. 10.375% ........................................      05/01/07     B          325      357,500
                                                                                              ----------
                                                                                               1,556,375
                                                                                              ----------
Automobiles & Related (1.4%)
   Advance Stores Co.
    10.25% ...............................................      04/15/08     B-         300      304,500
   Federal Mogul, Inc.
    7.75% ................................................      07/01/06     BB+        400      405,912
   Trident Automotive
    10.00% ...............................................      12/15/05     B-         250      252,500
                                                                                              ----------
                                                                                                 962,912
                                                                                              ----------
Broadcasting (3.8%)
   CBS Radio, Inc.
    11.375% ..............................................      01/15/09     NR         263      307,827
   Chancellor Media
    Corporation 9.375% ...................................      10/01/04     B          500      518,750
   Citadel Broadcasting
    Co. 9.25% ............................................      11/15/08     B-         150      156,000
   Jacor Communications
    Co. 8.00% ............................................      02/15/10     B          375      393,750
   Lin Holdings, Corp.
    9.319%++ .............................................      03/01/08     B-         150      105,375
   Muzak Limited Partners
    10.00% ...............................................      10/01/03     B+         500      520,000
   Radio Unica Corp.
    14.99%++ .............................................      08/01/06     NR         250      135,000
   Sinclair Broadcast Group
    8.75% ................................................      12/15/07     B          250      253,125
   TV Azteca SA DE CV
    10.50% ...............................................      02/15/07     B+         200      163,000
                                                                                              ----------
                                                                                               2,552,827
                                                                                              ----------
Building Products (2.7%)
   American Builders
    and Contractors
    10.625% ..............................................      05/15/07     B          500      465,000
   Associated Materials, Inc.
    9.25% ................................................      03/01/08     B          600      612,000
   Building Materials Corp.
    7.75% ................................................      07/15/05     BB         250      246,250
   ISG Resources, Inc.
    10.00% ...............................................      04/15/08     B-         500      495,000
                                                                                              ----------
                                                                                               1,818,250
                                                                                              ----------
Cable Operators (3.5%)
   Adelphia
    Communications
    Corp. 9.875% .........................................      03/01/07     B+         250      276,875
   CSC Holdings, Inc.
    7.625% ...............................................      07/15/18     BB+        425      433,041


                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
   Falcon Holding Group
    9.246%++ .............................................      04/15/10     B          200    $ 136,000
   Frontiervision L.P.
    11.00% ...............................................      10/15/06     B          400      444,000
   Frontiervision Holdings
    L.P. 9.9%++ ..........................................      09/15/07     B          400      335,000
   Fundy Cable Ltd.
    11.00% ...............................................      11/15/05     BB         300      318,000
   Marcus Cable Co.
    11.162%++ ............................................      12/15/05     B          450      432,000
                                                                                              ----------
                                                                                               2,374,916
                                                                                              ----------
Chemicals (1.3%)
   International Specialty
    Products, Inc.
    9.75% ................................................      02/15/02     BB-        500      531,250
   Sovereign Specialty
    Chemicals 9.50% ......................................      08/01/07     B-         350      355,250
                                                                                              ----------
                                                                                                 886,500
                                                                                              ----------
Conglomerates (0.6%)
   ICF Kaiser International,
    Inc. 13.00% ..........................................      12/31/03     NR         400      396,000
                                                                                              ----------
Consumer Products (1.6%)
   Purina Mills, Inc.
    9.00% ................................................      03/15/10     B          600      597,000
   Revlon Consumer
    Products 8.125% ......................................      02/01/06     B          150      142,500
    8.625% ...............................................      02/01/08     B-         350      322,000
                                                                                              ----------
                                                                                               1,061,500
                                                                                              ----------
Container (3.8%)
   Anchor Advanced
    Products 11.75% ......................................      04/01/04     BB-        600      654,000
   BWAY Corp.
    10.25% ...............................................      04/15/07     B          500      525,000
   Plastic Containers, Inc.
    10.00% ...............................................      12/15/06     B+       1,000    1,050,000
   U.S. Can Corp.
    10.125% ..............................................      10/15/06     B          350      368,375
                                                                                              ----------
                                                                                               2,597,375
                                                                                              ----------
Diversified Chemicals (0.7%)
   Koppers Industry, Inc.
    9.875% ...............................................      12/01/07     B-         500      490,000
                                                                                              ----------
Electric Utilities (0.8%)
   Niagara Mohawk
    Power Corp.
    7.281%++ .............................................      07/01/10     BB+        400      309,052
    7.75% ................................................      10/01/08     BB+        200      217,620
                                                                                              ----------
                                                                                                 526,672
                                                                                              ----------
Electronic Components (0.5%)
   Fairchild Semiconductor
    10.125% ..............................................      03/15/07     B          125      123,750
   Viasystems, Inc.
    9.75%                                                       06/01/07     B-         250      232,500
                                                                                              ----------
                                                                                                 356,250
                                                                                              ----------
Energy Services (4.3%)
   Amerigas Partners LP
    10.125% ..............................................      04/15/07     BB+        400      408,000
   Canadian Forest Oil
    Ltd. 8.75% ...........................................      09/15/07     B          150      137,250


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
   Energy Corporation of
    America 9.50% ........................................      05/15/07     B          600     $555,000
   Flores & Rucks
    9.75% ................................................      10/01/06     BB-        275      280,500
   Kelley Oil & Gas
    Corporation
    10.375% ..............................................      10/15/06     B-         150      111,000
   Lomak Petroleum
    8.75% ................................................      01/15/07     B          300      276,000
   Plains Resources, Inc.
    10.25% ...............................................      03/15/06     B-         550      555,500
   Pride Petroleum Services
    9.375% ...............................................      05/01/07     BB         425      395,250
   Rutherford-Moran Oil
    10.75% ...............................................      10/01/04     CC         175      199,500
                                                                                              ----------
                                                                                               2,918,000
                                                                                              ----------
Entertainment & Leisure (3.5%)
   Bally Total Fitness
    Holdings 9.875% ......................................      10/15/07     B-         400      392,000
   IMAX Corp.
    7.875% ...............................................      12/01/05     BB-        250      250,625
   Loews Cineplex
    Entertainment
    8.875% ...............................................      08/01/08     B           75       77,438
   Park Place Entertainment
    7.875% ...............................................      12/15/05     BB+        400      400,500
   Premier Parks, Inc.
    9.68%++ ..............................................      04/01/08     B-         125       84,687
   Six Flags Theme Parks
    12.25% ...............................................      06/15/05     B-         600      666,000
   Speedway Motorsports,
    Inc. 8.50% ...........................................      08/15/07     B+         500      527,500
                                                                                              ----------
                                                                                               2,398,750
                                                                                              ----------
Financial Services (0.2%)
   Ocwen Capital Trust I
    10.875% ..............................................      08/01/27     B-         150      120,000
                                                                                              ----------
Food Processing (1.9%)
   B&G Foods, Inc.
    9.625% ...............................................      08/01/07     B-         600      585,000
   Mrs. Fields Original
    10.125% ..............................................      12/01/04     B+         250      241,250
   Shoppers Food Warehouse
    9.75% ................................................      06/15/04     B+         400      431,000
                                                                                              ----------
                                                                                               1,257,250
                                                                                              ----------
Food/Tobacco (3.5%)
   Archibald Candy Corp.
    10.25% ...............................................      07/01/04     B          100      101,500
   Del Monte Foods Co.
    11.131%++ ............................................      12/15/07     B-          75       51,375
   Eagle Family Foods
    8.75% ................................................      01/15/08     B-         250      235,625
   International Home
    Foods, Inc. Senior
    Subordinated Notes
    10.375% ..............................................      11/01/06     B-         600      649,500
   Keebler Corporation
    10.75% ...............................................      07/01/06     BB+        600      678,000
   Smithfield Foods, Inc.
    7.625% ...............................................      02/15/08     BB+        125      125,625
   Southern Foods, Inc.
    9.875% ...............................................      09/01/07     B          500      522,500
                                                                                              ----------
                                                                                               2,364,125
                                                                                              ----------


                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
Healthcare (3.4%)
   Genesis Healthcare
    9.25% ................................................      10/01/06     B-         100      $94,000
   Genesis Health Ventures,
    Inc. 9.75% ...........................................      06/15/05     B-         100       97,000
   Hudson Respiratory Care
    9.125% ...............................................      04/15/08     B-         100       81,000
   Integrated Health
    Services, Inc.
    9.25% ................................................      01/15/08     B-         300      279,000
   Kinetic Concepts, Inc.
    9.625% ...............................................      11/01/07     B-         250      237,500
   Mariner Post-Acute
    Network 9.50% ........................................      11/01/07     B-         250      192,500
   Owens & Minor, Inc.
    10.875% ..............................................      06/01/06     B+         500      537,500
   Quest Diagnostic, Inc.
    10.75% ...............................................      12/15/06     B+         250      277,500
   Tenet Healthcare Corp.
    8.125% ...............................................      12/01/08     BB-        500      516,250
                                                                                              ----------
                                                                                               2,312,250
                                                                                              ----------
Hotels & Gaming (7.4%)
   Argosy Gaming
    12.00% ...............................................      06/01/01     NR         150      147,563
   Casino America, Inc.
    12.50% ...............................................      08/01/03     B+         250      275,625
   Courtyards By Marriott
    10.75% ...............................................      02/01/08     B-         600      618,000
   Grand Casinos, Inc.
    10.125% ..............................................      12/01/03     BB         500      545,135
    9.00% ................................................      10/15/04     B+         300      336,000
   Host Marriott Travel
    Plaza 9.50% ..........................................      05/15/05     BB-        600      624,000
   HMH Properties
    7.875% ...............................................      08/01/08     BB         600      582,000
   ITT Corp.
    7.375% ...............................................      11/15/15     BB         300      253,740
   Players International,
    Inc. 10.875% .........................................      04/15/05     BB-        300      321,000
   Red Roof Inns
    9.625% ...............................................      12/15/03     B          500      508,750
   Rio Hotel & Casino,
    Inc. 10.625% .........................................      07/15/05     B+         350      381,500
    9.50% ................................................      04/15/07     B+          50       55,562
   Venetian Casino LV
    Sands 12.25% .........................................      11/15/04     B-         400      374,000
                                                                                              ----------
                                                                                               5,022,875
                                                                                              ----------
Manufacturing (3.3%)
   Grove Worldwide
    L.L.C. 9.25% .........................................      05/01/08     B          500      455,000
   Goss Graphic Systems,
    Inc. 12.00% ..........................................      10/15/06     CCC+        25       13,750
   Hawk Corp.
    10.25% ...............................................      12/01/03     B+         500      525,000
   HCC Industries, Inc.
    10.75% ...............................................      05/15/07     B-         500      480,000
   International Wire
    Group 11.75% .........................................      06/01/05     B-         500      526,250
   Paragon Corp.
    Holdings 9.625% ......................................      04/01/08     B+         250      207,500
                                                                                              ----------
                                                                                               2,207,500
                                                                                              ----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
Media and Communications (1.4%)
   Mediacom L.L.C.
    8.50% ...............................................       04/15/08     B+         175    $ 178,938
   Northland Cable
    Television 10.25% ...................................       11/15/07     B-         500      526,250
   Transwestern Holdings
    11.431%++ ...........................................       11/15/08     B-         250      165,625
   Transwestern Publishing
    9.625% ..............................................       11/15/07     B-         100      104,500
                                                                                              ----------
                                                                                                 975,313
                                                                                              ----------
Mining (0.3%)
   P&L Coal Holdings
    Corp. 8.875% ........................................       05/15/08     B+         200      203,500
                                                                                              ----------
Metals & Steels (0.3%)
   Republic Engineered
    Steel 9.875% ........................................       12/15/01     CCC+       200      202,000
                                                                                              ----------
Miscellaneous Consumer Products (4.9%)
   American Safety Razor
    Co. 9.875% ..........................................       08/01/05     BB-        500      500,000
   Chattem, Inc.
    12.75% ..............................................       06/15/04     B-         500      562,500
   Doane Products Co.
    9.75% ...............................................       05/15/07     B-       1,266    1,303,980
   Hedstrom Holdings, Inc.
    17.274%++ ...........................................       06/01/09     B-          50       22,437
   Herff Jones, Inc.
    11.00% ..............................................       08/15/05     B          500      542,500
   Holmes Products Corp.
    9.875% ..............................................       11/15/07     B-         400      376,000
                                                                                              ----------
                                                                                               3,307,417
                                                                                              ----------
Paper & Paper Products (1.4%)
   Repap New Brunswick
    9.00% ...............................................       06/01/04     B-         200      182,000
    10.625% .............................................       04/15/05     CCC+       650      442,000
   Riverwood International
    10.25% ..............................................       04/01/06     B-         150      147,000
    10.625% .............................................       08/01/07     B-         200      198,000
                                                                                              ----------
                                                                                                 969,000
                                                                                              ----------
Printing and Publishing (2.3%)
   American Lawyer
    Media Holdings
    12.246%++ ...........................................       12/15/08     CCC+       175      109,375
   Hollinger International
    Publishing 9.25% ....................................       03/15/07     BB-        400      422,000
   Liberty Group Publishing
    9.375% ..............................................       02/01/08     CCC+       250      240,625
   Mail-Well Corp.
    8.75% ...............................................       12/15/08     B+         500      500,000
   Sun Media Corp.
    9.50% ...............................................       02/15/07     B-         275      305,250
                                                                                              ----------
                                                                                               1,577,250
                                                                                              ----------
Retail (2.4%)
   Eye Care Centers of
    America 9.125% ......................................       05/01/08     B-         350      325,500
   MTS, Inc.
    9.375% ..............................................       05/01/05     B          100       97,500
   Pantry, Inc.
    10.25% ..............................................       10/15/07     B-         500      522,500
   Safelite Glass Corp.
    9.875% ..............................................       12/15/06     B          300      276,750
    9.875% ..............................................       12/15/06     B-         100       92,250




                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
   Specialty Retailers, Inc.
    8.50% ...............................................       07/15/05     BB-        325    $ 279,500
                                                                                              ----------
                                                                                               1,594,000
                                                                                              ----------
Savings & Loan Associations (0.8%)
   First Federal Financial
    Corp. 11.75% ........................................       10/01/04     B+         500      515,625
                                                                                              ----------
Service (5.1%)
   Alliance Imaging
    9.625% ..............................................       12/15/05     B-         450      445,500
   AP Holdings, Inc.
    13.283%++ ...........................................       03/15/08     B-         200      108,000
   APCOA, Inc.
    9.249% ..............................................       03/15/08     B-         600      552,000
   Coinmach Corp.
    11.75% ..............................................       11/15/05     B+         307      338,468
   Intertek Finance PLC
    10.25% ..............................................       11/01/06     B          500      465,000
   Iron Mountain, Inc.
    8.75% ...............................................       09/30/09     B-         500      515,000
   MSX International, Inc.
    11.375% .............................................       01/15/08     B-         400      381,000
   Protection One Alarm
    7.375% ..............................................       08/15/05     BBB-       250      251,760
    13.625% .............................................       06/30/05     BB+        260      295,100
    8.125% ..............................................       01/15/09     BB+        150      149,600
                                                                                              ----------
                                                                                               3,501,428
                                                                                              ----------
Specialty Chemicals (0.9%)
   Furon Co.
    8.125% ..............................................       03/01/08     B+         325      321,750
   Octel Developments
    PLC. 10.00% .........................................       05/01/06     B+         250      260,000
                                                                                              ----------
                                                                                                 581,750
                                                                                              ----------
Supermarkets (0.8%)
   Jitney-Jungle Stores
    10.375% .............................................       09/15/07     B-         325      329,875
    12.00% ..............................................       03/01/06     B+         200      223,000
                                                                                              ----------
                                                                                                 552,875
                                                                                              ----------
Telecommunications (13.8%)
   Centennial Cellular
    10.75% ..............................................       12/15/08     CCC+       200      201,000
   Clearnet
    Communications
    12.358%++ ...........................................       12/15/05     NR         200      172,000
   Colt Telecom Group
    PLC 9.579%++ ........................................       12/15/06     B          750      622,500
   Comcast Cellular
    Holdings 9.50% ......................................       05/01/07     BB+        200      213,500
   E. Spire
    Communications
    13.75% ..............................................       07/15/07     NR         100       98,000
    14.157%++ ...........................................       07/01/08     NR         200       82,000
   ICG Holdings, Inc.
    13.106%++ ...........................................       09/15/05     NR         500      408,355
   Intercel, Inc.
    13.056%++ ...........................................       02/01/06     B          250      184,807
   Intermedia
    Communication, Inc.
    8.50% ...............................................       01/15/08     B          100       95,500
    11.021%++ ...........................................       07/15/07     B          275      189,750


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----
   Mastec, Inc.
    7.75% ...............................................       02/01/08     BB-        200     $193,000
   Metrocall, Inc.
    9.75% ...............................................       11/01/07     CCC+       500      480,000
   Metromedia Fiber
    Network 10.00% ......................................       11/15/08     B          200      205,500
   Metronet
    Communications,
    Corp. 11.146%++ .....................................       11/01/07     B          300      195,000
    12.00% ..............................................       08/15/07     B          150      163,125
    10.661%++ ...........................................       06/15/08     B          150       91,875
   Microcell
    Telecommunications,
    Inc. 12.445%++ ......................................       06/01/06     NR         500      370,000
   Nextel Communications,
    Inc. 11.477%++ ......................................       10/31/07     CCC+       450      274,500
    10.31%++ ............................................       08/15/04     CCC+       500      485,000
   NEXTLINK
    Communications, Inc.
    12.50% ..............................................       04/15/06     B          500      535,000
   Pegasus Communications
    9.625% ..............................................       10/15/05     B-         200      200,000
   Pegasus Communications,
    Inc. 9.75% ..........................................       12/01/06     B-         100      100,250
   Price Communications
    9.125% ..............................................       12/15/06     B          600      606,000
   PSINet, Inc.
    10.00% ..............................................       02/15/05     B-         150      148,500
    11.50% ..............................................       11/01/08     B-         450      465,750
   Qwest Communications
    Intl., Inc. 7.50% ...................................       11/01/08     BB+        125      130,625
    8.120%++ ............................................       10/15/07     BB+        600      468,000
   RSL Communications
    PLC 12.00% ..........................................       11/01/08     B-         300      310,500
   Satelites Mexicanos SA
    10.125% .............................................       11/01/04     B-         250      207,500
   Sitel Corporation
    9.25% ...............................................       03/15/06     B+         200      180,000
   Teligent, Inc.
    11.50% ..............................................       12/01/07     CCC         50       46,000
    14.769%++ ...........................................       03/01/08     CCC        450      220,500
   United International
    Holdings
    13.167%++ ...........................................       02/15/08     B          525      283,500
   Verio, Inc.
    10.375% .............................................       04/01/05     B-         150      147,000
    11.25% ..............................................       12/01/08     B-         300      303,000
   Viatel, Inc.
    11.25% ..............................................       04/15/08     NR         100      100,000
    13.165%++ ...........................................       04/15/08     NR         200      113,000
   21st Century Telecom
    Group 17.351%++ .....................................       02/15/08     NR         150       63,000
                                                                                              ----------
                                                                                               9,353,537
                                                                                             -----------
Textiles & Apparel (1.2%)
   Delta Mills, Inc.
    9.625% ..............................................       09/01/07     B+         400      387,000
   Dyersburg Corp.
    9.75% ...............................................       09/01/07     B+         300      268,500
   Glenoit Corp.
    11.00% ..............................................       04/15/07     B-         150      139,500

                                                                                         Par
                                                                Maturity    Rating      (000)      Value
                                                                --------    ------      -----      -----

+@#Plaid Clothing Corp.
    11.00% ..............................................       08/01/03     D          375   $        0
                                                                                              ----------
                                                                                                 795,000
                                                                                              ----------
Transportation (1.6%)
   Greyhound Lines, Inc.
    11.50% ..............................................       04/15/07     B-         500      567,500
   Travelcenters of
    America 10.25% ......................................       04/01/07     B          500      497,500
                                                                                              ----------
                                                                                               1,065,000
                                                                                              ----------
TOTAL CORPORATE BONDS
   (Cost $60,146,842)                                                                        $59,514,022
                                                                                             -----------
COMMERCIAL PAPER (5.5%)
-----------------------
   Ciesco L.P.
    5.20% ...............................................       01/13/99     A-1+     1,340    1,337,677
   General Electric Capital
    5.09% ...............................................       03/10/99     A-1+     1,135    1,123,927
 @ Sysco Corp.
    5.10% ...............................................       01/04/99     A-1+     1,243    1,242,472
                                                                                              ----------
TOTAL COMMERCIAL PAPER
   (Cost $3,704,237)                                                                           3,704,076
                                                                                              ----------

                                                                                     Number
                                                                                   of Shares
                                                                                   ---------
Common Stock (0.9%)
-------------------
@+#Capital Gaming Intl., Inc ............................                                34            0
+  Dr. Pepper Bottling Holdings, Inc.,
    Class A .............................................                            14,800      444,000
+  Gaylord Containers Corp., Class A ....................                             7,500       45,937
+  Hedstrom Holdings ....................................                             6,065        6,065
+  Isle of Capri Casinos ................................                             3,600       14,288
+  Nextel Communications Inc. ...........................                               232        5,481
+  Protection One, Inc. .................................                             8,400       71,925
                                                                                              ----------
TOTAL COMMON STOCK
   (Cost $242,187)                                                                               587,696
                                                                                              ----------
PREFERRED STOCK (5.2%)
----------------------
@  Anvil Holdings, Inc. .................................                             4,545       45,450
   Bank United Capital Trust ............................                               250      250,000
   Capstar Broadcasting Partners ........................                             3,588      430,572
   Citadel Broadcasting Co. .............................                             1,819      207,368
   Clarke USA, Inc. .....................................                             2,792      223,344
   Concentric Network Corp. .............................                                 2        1,710
   CSC Holdings, Inc. Series H ..........................                             1,783      205,477
   CSC Holdings, Inc. Series M ..........................                             9,125    1,021,991
   Cumulus Media, Inc. ..................................                               160      172,352
   E. Spire Communication, Inc. .........................                             1,682       82,404
+  Global Crossing Holdings, Ltd. .......................                             1,500      147,375
   Intermedia Communications, Inc. ......................                             6,167       66,293
+  International Utility Structures .....................                               150      132,000
   Nextel Communications, Inc. ..........................                             1,063      109,804
   Pegasus Communications Corp. .........................                               109      104,640
   Rural Cellular Corp. .................................                               310      285,200
   Viatel, Inc. .........................................                               154        5,390
                                                                                              ----------
TOTAL PREFERRED STOCK
   (Cost $3,650,612) ....................................                                      3,491,370
                                                                                              ----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE HIGH YIELD BOND FUND

                                                           Number
                                                         of Shares      Value
                                                         ---------      -----
WARRANTS (0.5%)
---------------
 +Allegiance Telecom, Inc. ..........................       250    $       438
 +Colt Telecom ......................................       700        299,005
@+Globalstar, Inc. ..................................       350         21,000
@+ICF Kaiser International Inc. .....................     1,575              1
 +Intermedia Communication ..........................        50          2,137
 +Metronet Communications ...........................       150          6,324
@+Microcell Telecom .................................       800         10,272
@+President Casinos, Inc. ...........................     4,415            221
 +UIH Australia Exp. ................................       175            583
 +Wireless One, Inc. ................................       450              5
@+Wright Medical Technology, Inc. ...................     2,676              2
                                                                   -----------
TOTAL WARRANTS
   (Cost $44,111) .............................................        339,988
                                                                   -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $67,787,989)(a) ......................................    $67,637,152
                                                                   ===========
@   Restricted Security
+   Non-Income Producing
++  Effective Yield
#   Securities in default

(a) At December 31, 1998, the cost for Federal income tax purposes was $67,822,003. Net unrealized depreciation was $184,851. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,079,571 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,264,422.

    The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at December 31, 1998. Ratings are unaudited.


   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE GROWTH EQUITY FUND

                                                         Number
                                                       of Shares        Value
                                                       ---------        -----
COMMON STOCK (95.6 %)
---------------------
Computer Software & Services (11.0%)
   America Online, Inc. ......................           20,000      $ 2,895,000
+  Cisco Systems, Inc. .......................           90,000        8,355,937
+  Microsoft Corp. ...........................           70,000        9,697,188
                                                                    ------------
                                                                      20,948,125
                                                                    ------------
Computer Systems (7.6%)
   Compaq Computer Corp. .....................           70,000        2,935,625
+  Compuware Corp. ...........................           75,000        5,857,031
+  Dell Computer Corp. .......................           80,000        5,857,500
                                                                     -----------
                                                                      14,650,156
                                                                    ------------
Diversified Operations (3.5%)
   General Electric Co. ......................           65,000        6,634,063
                                                                    ------------
Electronics-Semiconductors (6.2%)
   Intel Corp. ...............................           50,000        5,926,563
   Texas Instruments, Inc. ...................           70,000        5,989,375
                                                                    ------------
                                                                      11,915,938
                                                                    ------------
Financial Services (13.5%)
   Chase Manhattan Corp. .....................           60,000        4,083,750
   Federal National Mortgage
    Association ..............................           90,000        6,660,000
   First Union Corp. .........................          125,000        7,601,562
   MBNA Corp. ................................          300,000        7,481,250
                                                                    ------------
                                                                      25,826,562
                                                                    ------------
Insurance (2.0%)
   American International Group, Inc. ........           40,000        3,865,000
                                                                    ------------
Medical Supplies (2.3%)
   Guidant Corp. .............................           40,000        4,410,000
                                                                    ------------
Pharmaceuticals (15.0%)
   Eli Lilly and Co. .........................           60,000        5,332,500
   Johnson & Johnson .........................           30,000        2,516,250
   Merck & Co., Inc. .........................           50,000        7,384,375
   Pfizer, Inc. ..............................           40,000        5,017,500
   Schering-Plough Corp. .....................           85,000        4,696,250
   Warner-Lambert Co. ........................           50,000        3,759,375
                                                                    ------------
                                                                      28,706,250
                                                                    ------------
Retail Stores (19.5%)
   CVS Corporation ...........................          140,000        7,700,000
+  Safeway, Inc. .............................          150,000        9,140,625
+  Staples, Inc. .............................          175,000        7,650,781
   Wal Mart Stores, Inc. .....................           90,000        7,329,375
   The Home Depot, Inc. ......................           90,000        5,506,875
                                                                    ------------
                                                                      37,327,656
                                                                    ------------
Telecommunications (15.0%)
   Lucent Technologies, Inc. .................           60,000        6,600,000
+  MCI WorldCom, Inc. ........................          100,000        7,178,125
   SBC Communications, Inc. ..................          120,000        6,435,000
   Time Warner, Inc. .........................          135,000        8,378,438
                                                                    ------------
                                                                      28,591,563
                                                                    ------------
Total Common Stock
   (Cost $113,072,390) .......................                       182,875,313
                                                                    ------------

                                                         Number
                                                       of Shares        Value
                                                       ---------        -----
SHORT TERM INVESTMENTS (4.4%)
-----------------------------
   Temporary Investment Fund - Temp Cash .....        4,211,143     $  4,211,143
   Temporary Investment Fund, Inc. ...........        4,211,142        4,211,142
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
   (Cost $8,422,285) .........................                         8,422,285
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
   (Cost $121,494,675) (a) ...................                      $191,297,598
                                                                    ============

-----------------
+   Non-Income Producing
(a) At December 31, 1998, the cost for Federal income tax purposes was $121,546,835. Net appreciation was $69,750,763 this consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $69,966,415 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $215,652.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE VALUE EQUITY FUND

                                                         Number
                                                       of Shares        Value
                                                       ---------        -----
COMMON STOCK (90.7%)
--------------------
Advertising (1.7%)
   Omnicom Group, Inc. .........................         100,000     $ 5,800,000
                                                                     -----------
Aerospace & Defense (4.8%)
   Allied-Signal, Inc. .........................         160,000       7,090,000
   Lockheed Martin Corp. .......................         104,000       8,814,000
                                                                     -----------
                                                                      15,904,000
                                                                     -----------
Airlines (2.3%)
+  AMR Corp. ...................................         129,000       7,659,375
                                                                     -----------
Automotive Parts-Equipment (1.8%)
   Lucas Varity PLC ............................         178,520       5,980,420
                                                                     -----------
Building Products (0.6%)
   Armstrong World Industries, Inc. ............          32,000       1,930,000
                                                                     -----------
Communications (0.2%)
+  Sprint PCS ..................................          36,125         835,391
                                                                     -----------
Chemicals (1.7%)
   Dupont (E.I.) de Nemours & Co. ..............          80,000       4,245,000
   Hercules, Inc. ..............................          50,000       1,368,750
                                                                     -----------
                                                                       5,613,750
                                                                     -----------
Consumer Non-Durable (3.7%)
   Philip Morris Companies .....................         230,000      12,305,000
                                                                     -----------
Cosmetics-Toiletry (1.1%)
   International Flavors &
    Fragrances, Inc. ...........................          80,000       3,535,000
                                                                     -----------
Diversified Operations (6.8%)
   Canadian Pacific, Ltd. ......................         150,000       2,831,250
   Minnesota Mining &
    Manufacturing Co. ..........................         115,000       8,179,375
   Textron, Inc. ...............................         155,000      11,770,313
                                                                     -----------
                                                                      22,780,938
                                                                     -----------
Entertainment & Leisure (2.0%)
   Carnival Corp. - Class A ....................         140,000       6,720,000
                                                                     -----------
Electronic Components (0.7%)
+  Conexant Systems, Inc. ......................           2,000          33,438
   Motorola, Inc. ..............................          40,000       2,442,500
                                                                     -----------
                                                                       2,475,938
                                                                     -----------
Electronic Systems (2.7%)
   Rockwell International Corp. ................         224,000       9,005,500
                                                                     -----------
Electronics (2.2%)
+  Arrow Electronics, Inc. .....................          96,000       2,562,000
   Avnet, Inc. .................................          81,000       4,900,500
                                                                     -----------
                                                                       7,462,500
                                                                     -----------

                                                         Number
                                                       of Shares        Value
                                                       ---------        -----
Financial Services (14.9%)
   Bank Boston Corp. ...........................         127,000     $ 4,945,063
   Citigroup Inc. ..............................         137,500       6,806,250
   Conseco Inc. ................................         311,610       9,523,581
   Countrywide Credit Industries, Inc. .........         190,000       9,535,625
   Freddie Mac .................................         169,000      10,889,938
   Wells Fargo & CO ............................         203,330       8,120,492
                                                                     -----------
                                                                      49,820,949
                                                                     -----------
Healthcare (2.2%)
+  Tenet Healthcare Corp. ......................         282,500       7,415,625
                                                                     -----------
Insurance (20.7%)
   Ace Limited .................................         505,000      17,390,938
   AFLAC, Inc. .................................         164,750       7,249,000
   American International Group, Inc. ..........          45,375       4,384,359
   Everest Reinsurance Holdings, Inc. ..........         250,000       9,734,375
   EXEL Limited ................................         283,196      21,239,700
   Berkshire Hathaway Class B ..................           3,885       9,129,750
                                                                     -----------
                                                                      69,128,122
                                                                     -----------
Machinery (Diversified) (4.7%)
   Caterpillar, Inc. ...........................         137,000       6,302,000
   Dover Corp. .................................         256,000       9,376,000
                                                                     -----------
                                                                      15,678,000
                                                                     -----------
Medical Supplies (2.2%)
   Becton, Dickinson & Co. .....................         168,000       7,171,500
                                                                     -----------
Office Supplies (2.2%)
+  Avery Dennison Corp. ........................         160,000       7,210,000
                                                                     -----------
Paper & Paper Products (1.2%)
   Champion International Corp. ................         100,000       4,050,000
                                                                     -----------
Photographic Equipment (0.6%)
   Polaroid Corp. ..............................         115,000       2,149,062
                                                                     -----------
Restaurants (3.1%)
   McDonald's Corporation ......................         136,000      10,421,000
                                                                     -----------
Retail (2.5%)
   The May Department Stores Co. ...............         138,000       8,331,750
                                                                     -----------
Telecommunications (1.8%)
   Sprint Corp. ................................          72,250       6,078,031
                                                                     -----------
Toys (0.6%)
   Mattel, Inc. ................................          89,531       2,042,426
                                                                     -----------
Travel Services (1.7%)
+  The Sabre Group Holdings, Inc. ..............         125,000       5,562,500
                                                                     -----------
TOTAL COMMON STOCK
   (Cost $216,288,658) .........................                     303,066,778
                                                                     -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE VALUE EQUITY FUND

                                                           Par
                                             Maturity     (000)        Value
                                             --------     -----        -----
COMMERCIAL PAPER (8.7%)
-----------------------
   American Express Credit Corp.
    5.05% .............................      01/06/99    10,687     $ 10,679,504
   Ford Motor Credit Corp.
    5.01% .............................      01/20/99     9,005        8,981,189
   General Motors Acceptance
    Corp. 5.32% .......................      01/13/99     9,501        9,484,152
                                                                    ------------
TOTAL COMMERCIAL PAPER
   (Cost $29,144,845)..........................................       29,144,845
                                                                    ------------

                                                         Number
                                                       of Shares
                                                       ---------
SHORT TERM INVESTMENTS (0.6%)
-----------------------------
   Temporary Cash Investment
    Fund, Inc. ........................                 978,115          978,115
   Temporary Investment Fund, Inc. ....                 980,841          980,841
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
   (Cost $1,958,956) ..........................................        1,958,956
                                                                    ------------
TOTAL INVESTMENTS (100.0%)
   (Cost $247,392,459) (a) ....................................     $334,170,576
                                                                    ============

-------------
+   Non-Income Producing

(a) At December 31, 1998, the cost for Federal income tax purposes was $247,423,512. At December 31, 1998, net unrealized appreciation was $86,747,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $99,737,759 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $12,990,692.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE FLEXIBLY MANAGED FUND

                                                          Number
                                                        of Shares        Value
                                                        ---------    -----------
COMMON STOCK (50.9%)
Automotive Parts-Equipment (0.1%)
   Exide Corp. .................................          35,000     $   568,750
                                                                     -----------
Banks (0.2%)
   Bank Fuer International Zahlungs ............             150         955,602
                                                                     -----------
Chemicals (3.2%)
   English China Clays PLC .....................         112,000         308,404
   Great Lakes Chemical Corp. ..................         190,000       7,600,000
+  Imperial Chemical Industries PLC (ADR) ......         107,000       3,738,313
+  Octel Corp. .................................         410,000       5,688,750
                                                                     -----------
                                                                      17,335,467
                                                                     -----------
Construction (0.5%)
   Johns Manville Corp. ........................         153,000       2,514,938
                                                                     -----------
Consumer Non-Durable (0.5%)
+  Nine West Group Inc. ........................           7,500         116,719
+  Reebok International, Ltd. ..................         173,500       2,580,812
                                                                     -----------
                                                                       2,697,531
                                                                     -----------
Electric Utilities (7.2%)
   First Energy Corp. ..........................         390,500      12,715,656
   Kansas City Power & Light Co. ...............         226,000       6,695,250
+  Nevada Power Co. ............................          29,000         754,000
+  Niagara Mohawk Power Corp. ..................         873,000      14,077,125
   Unicom Corp. ................................         118,500       4,569,656
                                                                      38,811,687
                                                                     -----------
Exploration & Production (1.3%)
+  Mitchell Energy & Development Corp.,
    Class A ....................................          10,000         114,375
   Mitchell Energy & Development Corp.,
    Class B ....................................         434,000       5,045,250
+  Oryx Energy Co. .............................         140,600       1,889,312
                                                                     -----------
                                                                       7,048,937
                                                                     -----------
Financial Services (0.9%)
   Fund American Enterprises
     Holdings, Inc. ............................          35,000       4,902,188
                                                                     -----------
Food Processing (0.6%)
   McCormick & Co., Inc. .......................          94,000       3,175,438
                                                                     -----------
Forest Products (0.8%)
   Georgia-Pacific Corp. (Timber Group) ........          40,000         952,500
   Weyerhaeuser Co. ............................          64,000       3,252,000
                                                                     -----------
                                                                       4,204,500
                                                                     -----------
Holdings Company Diversified (5.5%)
   BTR PLC .....................................         124,313         256,472
   Hanson PLC (ADR) ............................          74,125       2,890,875
   Loews Corp. .................................         244,500      24,022,125
   Lonrho Africa PLC ...........................         305,000         281,641
   Lonrho PLC ..................................         428,000       2,278,755
                                                                     -----------
                                                                      29,729,868
                                                                     -----------
Hotels & Gaming (0.6%)
+  Circus Circus Enterprises,Inc ...............         274,000       3,133,875
                                                                     -----------
Insurance (2.1%)
   Aetna Inc. ..................................          29,000       2,280,125
+  Leucadia National Corp. .....................         172,000       5,418,000
   Unitrin, Inc. ...............................          49,500       3,533,062
                                                                     -----------
                                                                      11,231,187
                                                                     -----------
--------------------------------------------------------------------------------
                                                          Number
                                                        of Shares        Value
                                                        ---------    -----------
Media and Communications (2.4%)
+  Chris-Craft Industries, Inc. ................         206,000     $ 9,926,625
   Meredith Corp. ..............................          80,000       3,030,000
                                                                     -----------
                                                                      12,956,625
                                                                     -----------
Medical (0.8%)
   Smith and Nephew PLC ........................       1,530,000       4,722,144
                                                                     -----------
Mining (2.2%)
   Homestake Mining Co. ........................         461,500       4,240,031
   Newmont Mining Corp. ........................         418,000       7,550,125
                                                                     -----------
                                                                      11,790,156
                                                                     -----------
Miscellaneous Consumer Durables (1.0%)
   Corning, Inc. ...............................         115,000       5,175,000
                                                                     -----------
Miscellaneous Consumer Products (1.8%)
   Cross (A.T.) Co., Class A ...................          38,000         204,250
   Philip Morris Co., Inc. .....................         182,000       9,737,000
                                                                     -----------
                                                                       9,941,250
                                                                     -----------
Oil & Gas (8.3%)
   Amerada Hess Corp. ..........................         443,000      22,039,250
   Atlantic Richfield Co. ......................          58,500       3,817,125
   Kerr-McGee Corp. ............................          34,100       1,304,325
   Murphy Oil Corp. ............................         196,000       8,085,000
   Texaco, Inc. ................................         144,500       7,640,437
   Unocal Corp. ................................          75,000       2,189,063
                                                                     -----------
                                                                      45,075,200
                                                                     -----------
Paper & Forest Products (2.3%)
   Domtar, Inc. (ADR) ..........................         652,000       3,830,500
   MacMillian Bloedel, Ltd. (ADR) ..............         858,000       8,472,750
                                                                     -----------
                                                                      12,303,250
                                                                     -----------
Pharmaceuticals (0.2%)
   Schering-Plough Corp. .......................          21,000       1,160,250
                                                                     -----------
Photographic Equipment (0.4%)
   Polaroid Corp. ..............................         113,000       2,111,688
                                                                     -----------
Publishing (5.3%)
   New York Times Co., Class A .................         287,000       9,955,313
   Reader's Digest Assoc., Inc., Class A .......          65,000       1,637,188
   Reader's Digest Assoc., Inc., Class B .......          52,000       1,254,500
   The Washington Post Co., Class B ............          27,800      16,066,662
                                                                     -----------
                                                                      28,913,663
                                                                     -----------
Railroads (0.5%)
+  Canadian Pacific, Ltd. (ADR) ................         160,000       3,020,000
                                                                     -----------
Retail (0.5%)
+  Hills Stores Co. ............................          93,000         133,687
+  J.C. Penney Co., Inc. .......................          54,000       2,531,250
                                                                     -----------
                                                                       2,664,937
                                                                     -----------
Specialty Merchandisers (1.2%)
+  Petrie Stores Corp. .........................       1,372,500       3,045,234
+  Toys `R' Us, Inc. ...........................         193,000       3,256,875
                                                                     -----------
                                                                       6,302,109
                                                                     -----------
Transportation Services (0.5%)
   Overseas Shipholding Group, Inc. ............         182,000       2,923,375
                                                                     -----------
Total Common Stock
   (Cost .......................................    $242,890,127)    275,369,615
                                                                    -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE FLEXIBLY MANAGED FUND

                                                          Number
                                                        of Shares        Value
                                                        ---------    -----------
PREFERRED STOCK (6.4%)
   Cleveland Electric Illum. Series
    L 7.00% ......................................         29,550    $ 2,980,856
   Cleveland Electric Illum. Series
    R 8.80% ......................................            350        372,750
   Cleveland Electric Illum. Series
    S 9.00% ......................................          2,100      2,236,500
   Entergy Gulf States Utilities Inc. Series
    B 7.20% ......................................         14,414        724,304
   Kemper Corp. Series E 144A 5.75% ..............        100,000      5,287,500
   Niagara Mohawk Power Corp. Series
    A 6.50% ......................................         16,000        408,500
   Niagara Mohawk Power Corp. Series
    B 7.50% ......................................          6,800        172,975
   Niagara Mohawk Power Corp. Series
    C 7.20% ......................................          5,500        139,734
   Reckson Assoc. Realty Corp. Series
    A 7.625% .....................................         21,000        443,625
   Rouse Co. Series B $3 .........................        278,500     12,079,938
   Sealed Air Corp. Series A $2 ..................         40,300      2,090,563
   Union Pacific Cap Trust 6.25% .................         93,000      4,324,500
   Union Pacific Cap Trust 6.25% 144A ............         66,000      3,069,000
   Unocal Corp. 6.25% ............................          7,300        356,787
                                                                     -----------
TOTAL PREFERRED STOCK
   (Cost $33,451,743) ............................                    34,687,532
                                                                     -----------
                                                           Number of
                                                           Contracts
                                                           ---------
PUT OPTIONS (0.1%)
+  Clear Channel Communications
    $55, 1/16/99 .................................            126         35,831
+  Clear Channel Communications
    $60, 1/16/99 .................................             30         19,125
+  IBM $130, 1/16/99 .............................            125            391
+  MCI WorldCom $55, 1/16/99 .....................            130            812
+  Pharmacia & Upjohn, Inc. ......................
    $50, 1/16/99 .................................            120          3,000
+  Reebok International, Ltd. ....................
    $35, 1/16/99 .................................            130        263,250
+  Schering-Plough Corp. .........................
    $52.50, 2/20/99 ..............................            260         42,250
+  Time Warner, Inc. $50, 3/20/99 ................            360         24,750
                                                                     -----------
TOTAL OPTIONS
   (Cost $937,970) ...............................                       389,409
                                                                     -----------

                                                          Par
                            Maturity      Rating         (000)
                            --------      ------         ------
U.S. TREASURY OBLIGATIONS (5.9%)
--------------------------------
  U.S. Treasury Notes
    5.50% ...............   02/28/99        NR           10,000       10,010,900
    6.75% ...............   05/31/99        NR            2,000        2,016,240
    5.875%...............   02/15/00        NR           12,900       13,067,313
    6.125%...............   07/31/00        NR            1,250        1,277,538
    6.25% ...............   04/30/01        NR            2,500        2,587,900
    6.25% ...............   10/31/01        NR            2,500        2,604,675
                                                                      ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $31,343,445) ............................................    31,564,566

                                                                      ----------

--------------------------------------------------------------------------------
                                                          Par
                            Maturity      Rating         (000)          Value
                            --------      ------         ------      -----------
AGENCY OBLIGATIONS (7.9%)
  FNMA-Global Bond
   6.375% ...............   01/16/02       AAA            3,200      $ 3,321,437
  California State
   5.25% ................   10/01/11       A+             2,925        3,133,348
  Tennessee Valley
   Authority
   5.88% ................   04/01/36       AAA           17,000       17,844,883
   5.98% ................   04/01/36       AAA            4,600        4,830,621
   6.235% ...............   07/15/45       AAA            9,950       10,440,366
                                                                     -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $38,610,204) ...........................................     39,570,655
                                                                     -----------
MEDIUM TERM NOTES (0.3%)
  FNMA Medium Term
   Note 5.37%
   (Cost $1,576,000) ..........   02/07/01         AAA        1,600    1,615,020
                                                                     -----------
CORPORATE BONDS (0.7%)
  BellSouth Telecommunications
   Debentures 5.85%
   (Cost $3,776,250) ..........   11/15/45         AAA        3,800    3,848,222
                                                                     -----------
CONVERTIBLE BONDS (14.9%)
   Centor, Inc. 4.75% .........   02/15/05         NR         1,165    1,233,444
   Chiron Corp.1.90% ..........   11/17/00         BB+        7,775    7,940,219
   Clear Channel 2.625% .......   04/01/03         BBB-       1,050    1,124,813
   Exide Corp. 144A 2.90% .....   12/15/05         B          1,363      805,874
   France Telecom Euro
    Bond 2.00% ................   01/01/04         AA+        5,870    5,865,891
   George Weston, Ltd. ........
    3.00% .....................   06/30/23         NR         1,500      899,449
   Hilton Hotels Corp. ........
    5.00% .....................   05/15/06         BBB-       4,400    3,987,500
   Homestake Mining Co. .......
    5.50% .....................   06/23/00         B+         7,190    6,794,550
   Homestake Mining Co. .......
    Euro Bond 5.50% ...........   06/23/00         NR         1,890    1,786,050
   Inco, Ltd. 7.75% ...........   03/15/16         BBB-       1,950    1,755,000
   Inco, Ltd. 5.75% ...........   07/01/04         BBB-      10,100    8,711,250
   Loews Corp. 3.125% .........   09/15/07         A+         7,975    6,380,000
   Lonhro 6.00% ...............   02/27/04         NR         4,260    6,077,816
   Mckesson Corp. .............
    4.50% .....................   03/01/04         BBB+       1,500    1,357,500
   National Semiconductor
    Corp. 6.50% ...............   10/01/02         NR         4,015    3,513,125
   Nedlloyd Group
    4.25% .....................   03/15/01         NR           497      287,341
   Nine West Group Inc. .......
    5.50% .....................   07/15/03         B+         3,050   2,405,687
   Ogden Corp. 5.75% ..........   10/20/02         BBB          250     239,063
   Oryx Energy Co. ............
    7.50% .....................   05/15/14         BB-          425     418,625
   Peninsular & Oriental
    7.25% .....................   05/19/03         NR           580   1,066,336
   Pep Boys 4.00% .............   09/01/99         BB+        2,650   2,610,250
   Phycor, Inc. 4.50% .........   02/15/03         B+         3,500   2,117,500
   Potomac Electric Power
    Co. 5.00% .................   09/01/02         A          4,050   3,908,250

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE FLEXIBLY MANAGED FUND
                                                          Par
                            Maturity      Rating         (000)           Value
                            --------      ------         ------      -----------
  Rouse Co. Euro Bond
   5.75% ................   07/23/02       BBB-          4,380       $ 4,588,400
  Teck Corp.
   3.75% ................   07/15/06       BBB-          5,200         3,393,000
  Thomas Nelson
   5.75% ................   11/30/99       NR            1,050          1,060,50
                                                                     -----------
TOTAL CONVERTIBLE BONDS
  (Cost $80,676,906) ............................................     80,327,433
                                                                     -----------
ZERO COUPON BONDS (6.2%)
  Marriott International
   3.9978%++ ...........    03/25/11       BBB           5,330         3,513,483
  Motorola, Inc.
   2.2453%++ ...........    09/27/13       A+            2,600         1,937,000
  News American Holdings
   Lyons 5.3533%++ .....    03/11/13       BBB-          2,515         1,450,627
  Pep Boys 4.6148%++ ...    09/20/11       BB+           2,680         1,393,600
  Roche Holdings, Inc.
   144A 6.3750%++ ......    05/06/12       NR            6,395         3,421,325
  Times Mirror Co.
   4.4492%++ ...........    04/15/17       A            27,150        12,387,187
  U.S. Cellular
   5.8820%++ ...........    06/15/15       BBB-         22,600         9,352,332
                                                                     -----------
TOTAL ZERO COUPON BONDS
   (Cost $31,413,869) ..........................................      33,455,554
                                                                     -----------
COMMERCIAL PAPER (6.4%)
  Aluminum Company of
   America 5.25% .......    02/04/99       A-1           3,265         3,248,811
  Ciesco L.P.
   5.20% ...............    01/13/99       A-1+          1,420         1,417,539
   5.17% ...............    01/13/99       A-1+         11,245        11,225,621
  Duke Energy 5.15% ....    01/14/99       A-1          14,500        14,473,034
  Equilon Enterprises
   5.00% ...............    01/04/99       A-1+          3,613         3,611,494
  Falcon Asset Sec.
   6.75% ...............    01/05/99       A-1+            500           499,625
  Federal Home Loan Bank
   4.50% ...............    01/04/99       AAA           3,387         3,385,730
                                                                     -----------
TOTAL COMMERCIAL PAPER
   (Cost $37,861,854) ..........................................      37,861,854
                                                                     -----------
                                                         Number
                                                        of Shares       Value
                                                        ---------   ------------
Short Term Investments (0.3%)
   Temporary Investment Fund, Inc.
    (Cost $1,745,433) .............................     1,745,433   $  1,745,433
TOTAL INVESTMENTS (100.0%)
   (Cost $504,283,801) (a) ......................................   $540,435,293
                                                                    ============
---------------
+   Non-Income Producing
++  Effective Yield.

(a) At December 31, 1998, the cost for Federal income tax purposes was $504,473,403. Net unrealized appreciation was $35,961,890. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $66,274,133 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $30,312,243.

ADR--American Depository Receipt

    The Standard & Poor's Corporation, Moody's Investors Service, Fitch Investors Service and Duff & Phelps Credit Rating Co. ratings are the most recent ratings available at December 31, 1998. Ratings are unaudited.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE INTERNATIONAL EQUITY FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
COMMON STOCK (93.7%)
--------------------
Belgium (1.1%)
   Barco N.V. ...................................           6,000 $ 1,694,192
                                                                  -----------
Denmark (0.6%)
   Bang & Olufsen Holding-B .....................          14,000     853,504
                                                                  -----------
Finland (0.8%)
+  Nokia Corp. (ADR) ............................           9,000   1,083,938
+  Pohjola Insurance ............................           4,000     219,621
                                                                  -----------
                                                                    1,303,559
                                                                  -----------
France (11.9%)
   AXA-AUP ......................................          25,500   3,697,638
   Compagnie Generale D'Industrie
     Et de Participations .......................          30,000   1,654,136
   Dassault Systemes SA .........................          39,000   1,834,103
   L'OREAL ......................................           3,300   2,386,682
   LVMH (Louis Vuitton
     Moet Hennessy) .............................           9,300   1,841,354
   Scor SA ......................................          40,000   2,645,901
   Societe BIC SA ...............................          14,566     808,353
   Societe Generale Paris .......................          12,000   1,944,146
   Total SA-B ...................................          14,185   1,437,292
                                                                  -----------
                                                                   18,249,605
                                                                  -----------
Germany (4.9%)
   Allianz AG ...................................           4,508   1,678,105
   AXA Colonia Konzern AG .......................           7,500     851,072
   Bayerische Motoren Werke
     (BMW) AG ...................................           1,000     785,328
+  Bayerische Motoren Werke (BMW)
     AG-NEW .....................................             600     460,390
   Mannesmann AG ................................          18,500   2,140,965
   Muenchener Rueckversicherungs
     Gesellschaft AG ............................           3,204   1,567,810
                                                                  -----------
                                                                    7,483,670
                                                                  -----------
Greece (0.5%)
+  Alpha Credit Bank ............................           8,000     834,733
                                                                  -----------
Hong Kong (1.0%)
   Dah Sing Financial Group .....................         172,100     422,085
   Sun Hung Kai Properties Limited ..............         150,000   1,093,969
                                                                  -----------
                                                                    1,516,054
                                                                  -----------
Ireland (5.6%)
   Allied Irish Banks PLC .......................         193,290   3,441,098
+  Bank of Ireland ..............................          65,000   1,448,916
   CRH PLC ......................................          49,021     834,376
+  Elan Corp. PLC (ADR) .........................          25,000   1,739,063
   Greencore Group PLC ..........................         112,027     506,985
   Viridian Group PLC ...........................          56,000     678,768
                                                                  -----------
                                                                    8,649,206
                                                                  -----------
Japan (17.7%)
   The Bank of Tokyo-Mitsubishi,
     Limited ....................................          85,000     881,675
   Bridgestone Corp. ............................         105,000   2,387,705
   Credit Saison Co. Limited ....................          80,000   1,975,237
   Fuji Photo Film Co. Limited ..................          69,000   2,569,226
   Hoya Corp ....................................          33,000   1,609,091
   Ito-Yokado Co. Limited .......................          30,000   2,101,127
   Murata Manufacturing Co. Limited .............          25,000   1,039,482
   Nintendo Co. Limited .........................          22,000   2,135,702
   NTT Data Corp. ...............................         260,000   1,293,124

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
   Rohm Co. Limited .............................          34,000 $ 3,101,689
   Sony Corp. ...................................          22,000   1,605,190
   Takeda Chemical Industries ...................         103,000   3,972,194
   Tokyo Broadcasting System, Inc. ..............          30,000     335,914
   Tokyo Electron Limited .......................          40,000   1,521,322
   Yasuda Fire & Marine Insurance
     Co. Limited ................................         145,000     699,312
                                                                  -----------
                                                                   27,227,990
                                                                  -----------
Malaysia (0.1%)
   Malayan Banking Berhad .......................         160,000     226,893
                                                                  -----------
Netherlands (10.7%)
   AEGON N.V. (ADR) .............................          27,000   3,300,750
   AEGON N.V. ...................................          32,840   4,035,362
+  ASM Lithography Holding ......................          47,000   1,437,573
+  Getronics N.V. ...............................          19,000     941,579
+  Heineken N.V. ................................          26,000   1,565,568
   ING Groep N.V. ...............................          33,000   2,013,444
   Philips Electronics N.V. .....................          21,500   1,443,541
+  Vedior N.V. ..................................          39,189     772,656
   Vendex N.V. (Non Food) .......................          39,933     970,324
                                                                  -----------
                                                                   16,480,797
                                                                  -----------
Portugal (0.6%)
+  Telecel-Comunicacaoes Pessoais SA ............           4,200     858,566
                                                                  -----------
Singapore (1.4%)
+  Jardine Strategic Holdings Ltd. ..............         575,000     833,750
+  Singapore Press Holdings .....................         125,000   1,363,669
                                                                  -----------
                                                                    2,197,419
                                                                  -----------
Spain (0.9%)
   Banco Popular Espanol SA .....................          18,000   1,359,296
                                                                  -----------
Sweden (5.9%)
   ABB AB B Shares ..............................         145,000   1,538,454
   ASSA Abloy AB-B ..............................          62,700   2,397,990
   Astra AB-B ...................................          70,000   1,424,951
   Hennes & Mauritz AB-B ........................          28,000   2,286,831
+  Investment AB Bure ...........................          60,000     851,270
   Om Gruppen AB ................................          47,100     592,706
                                                                  -----------
                                                                    9,092,202
                                                                  -----------
Switzerland (11.8%)
   Credit Suisse Group ..........................          23,000   3,600,344
   Nestle SA ....................................           1,250   2,721,190
   Novartis Limited .............................             550   1,081,195
+  Pharma Vision 2000 AG ........................           1,000     706,235
   Roche Holding AG .............................              70   1,267,765
   Roche Holding AG -Genusshein .................             370   4,514,955
   Swiss Reinsurance ............................             900   2,346,521
+  Zurich Allied AG .............................           2,650   1,962,206
                                                                  -----------
                                                                   18,200,411
                                                                  -----------
United Kingdom (18.2%)
   Barclays PLC .................................               1          22
   British Petroleum Co. PLC (ADR) ..............          13,467   1,206,980
   Capita Group PLC .............................         100,000     924,247
   CGU PLC ......................................          94,941   1,486,440
   Compass Group PLC ............................         328,000   3,757,350
   Dixons Group PLC .............................         128,000   1,800,642
   Hays PLC .....................................         150,000   1,316,490
   HSBC Holdings PLC ............................          71,000   1,925,528
   Lloyds TSB Group PLC .........................         140,000   1,991,581
   Misys PLC ....................................         257,640   1,894,695
   Provident Financial PLC ......................          81,334   1,174,615

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE INTERNATIONAL EQUITY FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
   Rentokil Initial PLC .........................         570,000  $4,296,125
+  Schroders PLC ................................          43,000     784,836
   Siebe PLC ....................................         296,360   1,168,616
   Vodafone Group PLC ...........................          88,000   1,429,014
   WPP Group PLC ................................         200,000   1,217,077
   Zeneca Group PLC .............................          36,500   1,589,280
                                                                  -----------
                                                                   27,963,538
                                                                  -----------
TOTAL COMMON STOCK
   (Cost $106,126,061) .........................................  144,191,635
                                                                  -----------
PREFERRED STOCK (2.3%)
----------------------
   Germany
     SAP AG Prf .................................           7,350   3,528,168
                                                                  -----------
TOTAL PREFERRED STOCK
   (Cost $1,874,933) ...........................................    3,528,168
                                                                  -----------
WARRANTS (0.3%)
---------------
+  Credit Suisse ................................         280,000     452,573
+  Muenchener Reuckversicherungs ................             104       4,870
                                                                  -----------
TOTAL WARRANTS
   (Cost $1,409,378) ...........................................      457,443
                                                                  -----------
SHORT TERM INVESTMENTS (3.7%)
-----------------------------
   Temporary Cash Investment
     Fund, Inc. .................................       2,890,887   2,890,887
   Temporary Investment Fund, Inc. ..............       2,890,887   2,890,887
                                                                  -----------
TOTAL SHORT TERM INVESTMENTS
   (Cost $5,781,774) ...........................................    5,781,774
                                                                  -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $115,192,146) (a) ..................................... $153,959,020
                                                                  ===========
--------------
+  Non-Income Producing

(a) At December 31, 1998, the cost for Federal income tax purposes was $115,192,146. Net unrealized appreciation was $38,766,874. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $43,273,642 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,506,768.

ADR--American Depository Receipt.

                                                                % of
                                                              Market    Value
                                                               Value   (000's)
                                                              ------   -------
COMMON AND PREFERRED STOCK SECTOR
   DIVERSIFICATION
---------------------------------
   Financial Services ................................         18.5%  $ 27,269
   Insurance .........................................         16.6%    24,491
   Pharmaceuticals ...................................         10.6%    15,590
   Electronics .......................................         10.1%    14,939
   Diversified Operations ............................          3.7%     5,538
   Computer Software .................................          3.6%     5,362
   Retail Diversified ................................          3.6%     5,358
   Telecommunication Equipment .......................          3.2%     4,665
   Diversified Commercial Services ...................          2.9%     4,296
   Metal Processors & Fabricators ....................          2.7%     4,052
   Catering Services .................................          2.6%     3,757
   Diversified Food Products .........................          2.2%     3,228
   Human Resources ...................................          2.0%     3,013
   Computer Services .................................          1.9%     2,836
   Oil ...............................................          1.8%     2,644
   Photographic Equipment ............................          1.7%     2,569
   Automotive Parts & Equipment ......................          1.6%     2,388
   Cosmetics .........................................          1.6%     2,387
   Electrical Services ...............................          1.5%     2,217
   Machinery - General Industry ......................          1.4%     2,141
   Optical Equipment .................................          1.1%     1,609
   Beverages .........................................          1.1%     1,566
   Publishing ........................................          1.0%     1,364
   Automobile Manufacturing ..........................          0.8%     1,246
   Advertising .......................................          0.8%     1,217
   Building Materials ................................          0.6%       834
   Office Supplies & Forms ...........................          0.6%       808
   Media Communications ..............................          0.2%       336
                                                              ------   -------
                                                              100.0%   147,720
                                                              ======   =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE SMALL CAPITALIZATION FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
COMMON STOCK (90.0%)
--------------------
Agricultural Products (1.1%)
+  Agribrands International, Inc. ...............          15,600    $468,000
                                                                  -----------
Audio & Video Equipment (2.1%)
   Harman International Industries, Inc. ........          23,300     888,312
                                                                  -----------
Auto-Parts/Equipment (2.5%)
   Borg-Warner Automotive, Inc. .................          19,100   1,066,019
                                                                  -----------
Chemicals (5.0%)
+  Lawter International, Inc. ...................           5,200      60,450
+  McWhorter Technologies, Inc. .................          16,000     366,000
   Schulman, A. Inc. ............................          47,800   1,079,981
+  TETRA Technologies, Inc. .....................          62,400     682,500
                                                                  -----------
                                                                    2,188,931
                                                                  -----------
Chemicals-Diversified (1.2%)
   M.A. Hanna Co. ...............................          43,100     530,669
                                                                  -----------
Commercial Services (2.3%)
+  Volt Information Sciences, Inc. ..............          43,300     976,956
                                                                  -----------
Computers (1.3%)
+  Artesyn Technologies, Inc. ...................          40,000     571,250
                                                                  -----------
Computer Services & Software (5.8%)
+  BANCTEC, Inc. ................................          50,200     630,638
+  Wang Laboratories, Inc. ......................          67,500   1,868,906
                                                                  -----------
                                                                    2,499,544
                                                                  -----------
Computer Systems (0.7%)
+  Adaptec, Inc. ................................          17,000     298,031
                                                                  -----------
Diversified Operations (6.2%)
+  GP Strategies Corp. ..........................          54,600     819,000
+  Lydall, Inc. .................................          53,700     637,687
+  Triarc Companies, Inc. .......................          65,400   1,046,400
   U.S. Industries, Inc. ........................           8,400     156,450
                                                                  -----------
                                                                    2,659,537
                                                                  -----------
Electronic Components (8.6%)
   CTS Corp. ....................................          23,900   1,039,650
+  Exar Corp. ...................................          47,000     757,875
+  General Semiconductor, Inc. ..................          63,700     521,544
+  Oak Industries, Inc. .........................           4,200     147,000
+  Unitrode Corp. ...............................          42,600     745,500
   Technitrol, Inc. .............................          15,900     506,812
                                                                  -----------
                                                                    3,718,381
                                                                  -----------
Financial Services (2.3%)
   Enhance Financial Services
     Group, Inc. ................................          33,400   1,002,000
                                                                  -----------
Healthcare (2.7%)
+  Corvel Corp. .................................          18,100     641,419
+  Trigon Healthcare, Inc. ......................          13,900     518,644
                                                                  -----------
                                                                    1,160,063
                                                                  -----------
Insurance (11.4%)
   Chartwell Re Corp. ...........................          35,900     852,625
   CNA Surety Corp. .............................          47,600     749,700
   E.W. Blanch Holdings, Inc. ...................          20,300     962,981
   Horace Mann Educators Corp. ..................           7,900     225,150
   RenaissanceRe Holdings Ltd. ..................          34,600   1,267,225
   Terra Nova (Bermuda) Holdings Ltd. ...........          33,700     850,925
                                                                  -----------
                                                                    4,908,606
                                                                  -----------

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
Insurance (Life)(7.4%)
+  American Medical Security Group, Inc. ........          69,800    $999,013
   Annuity and Life Re (Holdings), Ltd. .........          44,900   1,201,075
+  Delphi Financial Group, Inc. .................          18,967     994,582
                                                                  -----------
                                                                    3,194,670
                                                                  -----------
Machinery (1.4%)
+  Albany International Corp. ...................          31,306     592,854
                                                                  -----------
Machine Tools (0.9%)
+  Baldwin Technology Company,Inc. ..............          72,500     407,813
                                                                  -----------
Manufacturing (4.1%)
   Flowserve Corp. ..............................          44,600     738,688
+  Paxar Corp. ..................................         116,650   1,042,559
                                                                  -----------
                                                                    1,781,247
                                                                  -----------
Medical-Hosp Mgt+Svc (2.6%)
+  Magellan Health Services, Inc. ...............          66,200     554,425
   United Wisconsin Services, Inc. ..............          64,300     558,606
                                                                  -----------
                                                                    1,113,031
                                                                  -----------
Medical Supplies (1.1%)
   DENTSPLY International, Inc. .................           8,700     222,937
   Vital Signs, Inc. ............................          15,400     270,944
                                                                  -----------
                                                                      493,881
                                                                  -----------
Metals (0.6%)
+  Precision Castparts Corp. ....................           5,700     252,225
                                                                  -----------
Office Equipment & Supplies (2.9%)
+  Wallace Computer Services, Inc. ..............          47,200   1,244,900
                                                                  -----------
Oil/Gas-Exploration (0.5%)
   KCS Energy, Inc. .............................          72,200     221,113
                                                                  -----------
Oil & Gas (4.7%)
+  Basin Exploration, Inc. ......................          30,900     391,078
   Cabot Oil & Gas Corp. ........................          40,500     607,500
+  Nuevo Energy Co. .............................          30,000     345,000
   St. Mary Land & Exploration Co. ..............          37,200     695,175
                                                                  -----------
                                                                    2,038,753
                                                                  -----------
Packaging & Paper Products (0.2%)
+  AEP Industries, Inc. .........................           3,800      82,413
                                                                  -----------
Publishing (3.1%)
   Hollinger International, Inc. ................          96,000   1,338,000
                                                                  -----------
Textiles (3.3%)
   Guilford Mills, Inc. .........................          59,100     986,231
+  WestPoint Stevens, Inc. ......................          14,500     457,203
                                                                  -----------
                                                                    1,443,434
                                                                  -----------
Transportation (1.8%)
   Interpool, Inc. ..............................          45,700     765,475
                                                                  -----------
Transportation Services (2.2%)
   Air Express International Corp. ..............          43,600     961,925
                                                                  -----------
TOTAL COMMON STOCK
   (Cost $39,983,304) ...........................................  38,868,033
                                                                  -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE SMALL CAPITALIZATION FUND

                                                            Par
                                             Maturity      (000)       Value
                                             --------      -----       -----
AGENCY OBLIGATIONS (7.3%)
-------------------------
   Federal Home Loan Bank
     5.00% ............................      01/22/99      1,000     $997,083
   Federal Home Loan Mortgage
     Corporation 5.11% ................      01/04/99      2,185    2,184,070
                                                                  -----------
TOTAL AGENCY OBLIGATIONS
   (Cost $3,181,153) ...........................................    3,181,153
                                                                  -----------

                                                        Number
                                                      of Shares
                                                      ---------
SHORT TERM INVESTMENTS (2.7%)
-----------------------------
   Temporary Investment Fund, Inc.
     (Cost $1,160,677) .............................  1,160,677     1,160,677
                                                                  -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $44,325,134) (a) ......................................  $43,209,863
                                                                  ===========
--------------
+    Non-Income Producing

(a) At December 31, 1998, the cost for federal income tax purposes was $44,325,134. Net unrealized depreciation was $1,115,271. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,810,700 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,925,971.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
THE EMERGING GROWTH FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
COMMON STOCK (94.6%)
--------------------
Advertising (2.7%)
+  Lamar Advertising Co. ........................           9,700   $ 363,750
+  TMP Worldwide, Inc. ..........................          15,800     672,487
                                                                  -----------
                                                                    1,036,237
                                                                  -----------
Airlines (1.1%)
+  Atlantic Coast Airlines, Inc. ................             800      20,200
   SkyWest, Inc. ................................          13,000     424,937
                                                                  -----------
                                                                      445,137
                                                                  -----------
Broadcasting (2.0%)
+  CD Radio, Inc. ...............................           3,600     123,525
+  Emmis Broadcasting Corp. .....................           7,400     320,975
+  Infinity Broadcasting Corp. ..................           1,100      30,112
+  Jacor Communications, Inc. ...................           4,800     310,500
                                                                  -----------
                                                                      785,112
                                                                  -----------
Building Products (0.5%)
+  Comfort Systems USA, Inc. ....................          10,000     178,750
                                                                  -----------
Business Services (4.5%)
+  NCO Group, Inc. ..............................          15,100     679,972
+  Professional Detailing, Inc. .................           8,200     233,700
+  Ritchie Bros. Auctioneers, Inc. ..............          12,000     323,250
   USweb Corp. ..................................          20,000     526,250
                                                                  -----------
                                                                    1,763,172
                                                                  -----------
Cable Operators (0.8%)
+  Univision Communications, Inc. ...............           8,800     318,450
                                                                  -----------

Computer Services & Software (35.2%)
+  Abovenet Communications, Inc. ................           1,100      23,031
+  Brightstar Information
     Technology Group, Inc. .....................           4,700      36,719
+  CMGI, Inc. ...................................           5,500     585,922
+  Cognizant Technology Solutions Corp. .........          19,300     582,016
+  Concord Communications, Inc. .................           1,300      74,425
+  Concur Technologies, Inc. ....................             400      12,088
+  Earthlink Network, Inc. ......................           5,600     318,675
+  Ecsoft Group, PLC (ADR) ......................          24,700     867,587
+  Electronic Processing, Inc. ..................           8,500      82,875
+  Imrglobal Corp. ..............................           4,300     126,716
+  Inso Corp. ...................................          13,200     330,825
+  International Network Services ...............           3,300     219,450
+  ISS Group, Inc. ..............................           8,400     464,625
+  Keane, Inc. ..................................           3,200     127,800
+  Lycos, Inc. ..................................          11,200     621,950
+  Macromedia, Inc. .............................          28,300     952,472
+  Mapics, Inc. .................................           7,700     128,494
+  Mastech Corp. ................................          10,500     298,594
+  Maxtor Corp. .................................          10,000     140,625
+  Micromuse, Inc. ..............................          13,400     260,462
+  Mindspring Enterprises, Inc. .................           2,000     122,188
+  Network Appliance, Inc. ......................          14,800     662,300
+  Network Solutions, Inc. ......................           8,600   1,121,762
+  New Era of Networks, Inc. ....................          10,200     447,525
+  Pervasive Software, Inc. .....................          21,700     408,231
+  PSINet, Inc. .................................          20,000     420,000
+  Quantum Corp. ................................          10,000     212,187
+  Sapient Corp. ................................           5,000     279,688
+  Seagate Technology, Inc. .....................          10,000     302,500
+  Timberline Software Corp. ....................           3,600      49,387

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
+  TSI International Software Ltd. ..............          26,000 $ 1,257,750
+  VeriSign, Inc ................................          10,400     615,550
+  VISTA Information Solutions, Inc .............           5,300      41,406
+  Visual Networks, Inc. ........................          15,400     577,019
+  Wind River Systems, Inc. .....................           6,100     286,319
+  Xoom.Com, Inc. ...............................           1,700      55,569
+  24/7 Media, Inc. .............................          21,900     615,937
                                                                  -----------
                                                                   13,730,669
                                                                  -----------
Drugs And Cosmetics (0.2%)
+  USANA, Inc. ..................................           7,800      78,487
                                                                  -----------
Education (2.2%)
+  Bright Horizons Family Solutions, Inc. .......           3,360      91,140
+  Education Management Corp. ...................          20,200     475,331
+  ITT Educational Services, Inc. ...............           9,000     306,000
                                                                  -----------
                                                                      872,471
                                                                  -----------
Entertainment & Leisure (2.9%)
+  Championship Auto Racing Teams, Inc. .........          17,300     512,512
+  Steiner Leisure Ltd. .........................          19,925     636,977
                                                                  -----------
                                                                    1,149,489
                                                                  -----------
Electronic Components (8.9%)
+  Applied Micro Circuits Corp. .................           9,700     329,800
+  Artisan Components, Inc. .....................          11,500      60,734
+  Broadcom Corp. ...............................           5,300     639,313
+  Cree Research, Inc. ..........................           5,000     239,063
+  E-Tek Dynamics, Inc. .........................           2,700      71,550
+  Gemstar International Group Ltd. .............          15,300     875,447
+  InTEST Corp. .................................           6,400      53,000
+  Macrovision Corp. ............................           7,900     332,294
+  Power Intergrations, Inc. ....................           8,000     201,250
+  TranSwitch Corp. .............................          17,400     677,513
                                                                  -----------
                                                                    3,479,964
                                                                  -----------
Electronics (2.0%)
+  Jabil Circuit, Inc. ..........................           5,300     395,512
+  Sanmina Corp. ................................           6,100     380,488
                                                                  -----------
                                                                      776,000
                                                                  -----------
Finance (2.1%)
+  Knight/Trimark Group, Inc. ...................          34,300     822,128
                                                                  -----------
Financial Services (2.8%)
+  Ameritrade Holding Corp. .....................          14,700     462,591
+  Financial Federal Corp. ......................          20,800     514,800
+  International Telecommunications
     Data Systems, Inc. .........................           3,800      54,981
+  TeleBanc Financial Corp. .....................           1,300      44,444
                                                                  -----------
                                                                    1,076,816
                                                                  -----------
Home Furnishings/Housewares (0.3%)
+  Select Comfort Corp. .........................           4,300     114,756
                                                                  -----------
Hotels (1.2%)
   Four Seasons Hotels, Inc. ....................          15,800     462,150
                                                                  -----------
Human Resources (2.7%)
+  Data Processing Resources Corp. ..............          12,100     353,925
+  Labor Ready, Inc. ............................          17,200     338,625
+  On Assignment, Inc. ..........................           4,400     150,287
+  Select Appointments Holdings, PLC
     (ADR) ......................................           5,300     113,288
+  Vincam Group, Inc. ...........................           6,700     117,459
                                                                  -----------
                                                                    1,073,584
                                                                  -----------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998 (CONTINUED)
THE EMERGING GROWTH FUND

                                                         Number
                                                       of Shares     Value
                                                      ----------- -----------
Insurance (0.8%)
+  ARM Financial Group, Inc. ....................          13,200   $ 292,875
                                                                  -----------
Medical Information Systems (0.7%)
+  Incyte Pharmaceuticals, Inc. .................           7,500     279,844
                                                                  -----------
Medical-Hospitals (0.6%)
+  Province Healthcare Co. ......................           6,200     220,487
                                                                  -----------
Medical Supplies (1.9%)
+  Biomatrix, Inc. ..............................             700      40,775
+  Cytyc Corp. ..................................          13,400     345,888
+  Ocular Sciences, Inc. ........................          11,900     322,788
+  Xomed Surgical Products, Inc. ................           1,500      48,000
                                                                  -----------
                                                                      757,451
                                                                  -----------
Office Equipment (0.8%)
+  Knoll, Inc. ..................................          10,000     296,250
                                                                  -----------
Pharmaceuticals (0.1%)
+  Geltex Pharmaceuticals, Inc. .................           2,300      52,038
                                                                  -----------
Printing & Publishing (1.4%)
+  American Bank Note
   Holographics, Inc. ...........................           1,500      26,250
+  Consolidated Graphics, Inc. ..................           7,500     506,719
                                                                  -----------
                                                                      532,969
                                                                  -----------
Real Estate (0.8%)
+  CB Commercial Real Estate
     Services Group, Inc. .......................          11,000     199,375
   Intrawest Corp. ..............................           7,400     124,875
                                                                  -----------
                                                                      324,250
                                                                  -----------
Recreational (0.5%)
+  Global Vacation Group, Inc. ..................          11,700     100,913
+  Resort Quest International, Inc. .............           6,400      93,600
                                                                  -----------
                                                                      194,513
                                                                  -----------
Restaurants (0.2%)
+  PJ America, Inc. .............................           3,800      68,638
                                                                  -----------
Retail (3.9%)
+  Abercrombie & Fitch Co. ......................           7,800     551,850
+  bebe stores, Inc. ............................          15,000     529,219
   Beyond.Com Corp. .............................          20,600     426,162
                                                                  -----------
                                                                    1,507,231
                                                                  -----------
Specialty Retailer (2.1%)
+  DM Management Co. ............................          27,200     526,150
+  Tropical Sportswear International Corp. ......           8,700     308,306
                                                                  -----------
                                                                      834,456
                                                                  -----------
Telecommunications (8.0%)
+  Allegiance Telecom, Inc. .....................          31,200     380,250
+  Carrier Access Corp. .........................             500      17,141
+  COM21, Inc. ..................................          23,600     498,550
+  DSET Corp. ...................................          20,000     221,875
+  Echostar Communications Corp. ................          13,100     635,759
+  Electric Lightwave, Inc. .....................          48,900     398,841
+  ICG Communications, Inc. .....................          14,600     314,812
+  Primus Telecommunications
     Group, Inc. ................................          21,100     346,172
+  RF Micro Devices, Inc. .......................           6,900     317,184
                                                                  -----------
                                                                    3,130,584
                                                                  -----------

                                                         Number
                                                       of Shares     Value
                                                       ---------- -----------
Waste Management (0.7%)
+  US Liquids, Inc. .............................          12,100   $ 272,250
                                                                  -----------
TOTAL COMMON STOCK
   (Cost $25,489,040) ...........................................  36,927,208
                                                                  -----------
SHORT TERM INVESTMENTS (5.4%)
-----------------------------
   Temporary Investment Fund
     - Temp Cash ................................       1,060,277   1,060,277
   Temporary Investment Fund
     Class B ....................................       1,060,277   1,060,277
                                                                  -----------
TOTAL SHORT TERM INVESTMENTS
   (Cost $2,120,554) ............................................   2,120,554
                                                                  -----------
TOTAL INVESTMENTS (100.0%)
   (Cost $27,609,594) (a) ....................................... $39,047,762
                                                                  -----------
----------------
+ Non-income producing

(a) At December 31, 1998, the cost for Federal income tax purposes was $27,935,119. Net unrealized appreciation was $11,112,643. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $12,126,724 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,014,081.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

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                                       21

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                         Money           Quality        High Yield    Growth Equity   Value Equity
                                                      Market Fund       Bond Fund        Bond Fund        Fund             Fund
                                                    -------------    -------------    -------------   -------------   -------------
Assets:
   Investments at value (1) .....................   $  53,504,698    $  62,939,099    $  67,637,152   $ 191,297,598   $ 334,170,576
   Cash .........................................             500              500              980              --              --
   Interest, dividends and reclaims receivable ..         390,187          555,763        1,188,421          97,191         348,765
   Receivable for investment securities sold ....              --        6,674,677               --       6,914,211       1,617,790
   Receivable for capital stock sold ............              --          206,367          281,364          72,223          56,830
   Net unrealized appreciation on forward foreign
     currency contracts .........................              --               --               --              --              --
   Other assets .................................             680              677              989           2,389           4,960
                                                    -------------    -------------    -------------   -------------   -------------
       Total Assets .............................      53,896,065       70,377,083       69,108,906     198,383,612     336,198,921
                                                    -------------    -------------    -------------   -------------   -------------
Liabilities:
   Payable for investment securities purchased ..              --       16,705,259               --       2,262,093              --
   Payable for capital stock redeemed ...........              --          115,591           35,783         266,610         416,826
   Dividends payable ............................         216,179               --               --              --              --
   Payable to the investment advisor ............          18,732           20,135           29,310          74,931         140,103
   Payable to The Penn Mutual Life Insurance Co .          21,643           19,458           25,297          63,005         122,309
   Other liabilities ............................          13,089           11,534           15,282          25,084          41,153
                                                    -------------    -------------    -------------   -------------   -------------
       Total Liabilities ........................         269,643       16,871,977          105,672       2,691,723         720,391
                                                    -------------    -------------    -------------   -------------   -------------
Net Assets ......................................   $  53,626,422    $  53,505,106    $  69,003,234   $ 195,691,889   $ 335,478,530
                                                    =============    =============    =============   =============   =============
Shares of $.10 par value capital stock issued
   and outstanding ..............................      53,629,171        5,142,854        7,509,507       6,337,061      14,980,843
Net asset value, offering and redemption price
   per share ....................................           $1.00           $10.40            $9.19          $30.88          $22.39
Net assets consist of:
   Capital paid in ..............................   $  53,629,171    $  52,702,414    $  70,781,166   $ 125,941,128   $ 248,731,465
   Undistributed net investment loss ............              --               --               --              --              --
   Accumulated net realized gain (loss) on
     investment transactions and foreign exchange          (2,749)         (37,359)      (1,627,095)        (52,162)        (31,052)
   Net unrealized appreciation (depreciation) in
     value of investments, futures contracts and
     foreign currency related items .............              --          840,051         (150,837)     69,802,923      86,778,117
                                                    -------------    -------------    -------------   -------------   -------------
       Total net assets .........................   $  53,626,422    $  53,505,106    $  69,003,234   $ 195,691,889   $ 335,478,530
                                                    =============    =============    =============   =============   =============
(1) Investments at cost .........................   $  53,504,698    $  62,099,048    $  67,787,989   $ 121,494,675   $ 247,392,459
------------------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
[RESTUBBED]

                                                          Flexibly                           Small            Emerging
                                                          Managed       International    Capitalization        Growth
                                                            Fund         Equity Fund          Fund              Fund
                                                       -------------    -------------    -------------    -------------
Assets:
   Investments at value (1) .....................      $ 540,435,293    $ 153,959,020    $  43,209,863    $  39,047,762
   Cash .........................................                 --               --          191,286           44,651
   Interest, dividends and reclaims receivable ..          3,512,006          326,439           22,931           10,494
   Receivable for investment securities sold ....          1,739,146               --           75,472               --
   Receivable for capital stock sold ............          1,428,523               --          275,192           13,681
   Net unrealized appreciation on forward foreign
     currency contracts .........................                250               --               --               --
   Other assets .................................              8,226           12,953              611              391
                                                       -------------    -------------    -------------    -------------
      Total Assets ..............................        547,123,444      154,298,412       43,775,355       39,116,979
                                                       =============    =============    =============    =============
Liabilities:
   Payable for investment securities purchased ..            793,421            9,031           89,221            5,800
   Payable for capital stock redeemed ...........            336,488          281,470            8,632          406,924
   Dividends payable ............................                 --               --               --               --
   Payable to the investment advisor ............            230,603           93,868           17,870           21,821
   Payable to The Penn Mutual Life Insurance Co .            204,095           53,297           15,383            6,757
   Other liabilities ............................             73,265           38,538            9,409           11,995
                                                       -------------    -------------    -------------    -------------
      Total Liabilities .........................          1,637,872          476,204          140,515          453,297
                                                       -------------    -------------    -------------    -------------
Net Assets ......................................      $ 545,485,572    $ 153,822,208    $  43,634,840    $  38,663,682
                                                       =============    =============    =============    =============
Shares of $.10 par value capital stock issued
   and outstanding ..............................         29,790,433        8,371,341        3,407,397        2,218,181
Net asset value, offering and redemption price
   per share ....................................             $18.31           $18.37           $12.81           $17.43
Net assets consist of:
   Capital paid in ..............................      $ 509,598,717    $ 116,420,636    $  44,758,954    $  29,697,547
   Undistributed net investment loss ............                 --       (1,681,574)              --         (229,925)
   Accumulated net realized gain (loss) on
     investment transactions and foreign exchange           (264,986)         304,342           (8,843)      (2,242,108)
   Net unrealized appreciation (depreciation) in
     value of investments, futures contracts and
     foreign currency related items .............         36,151,841       38,778,804       (1,115,271)      11,438,168
                                                       -------------    -------------    -------------    -------------
       Total net assets .........................      $ 545,485,572    $ 153,822,208    $  43,634,840    $  38,663,682
                                                       =============    =============    =============    =============
(1) Investments at cost .........................      $ 504,283,801    $ 115,192,146    $  44,325,134    $  27,609,594
-----------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998



                                                             Money           Quality     High Yield   Growth Equity  Value Equity
                                                          Market Fund       Bond Fund     Bond Fund        Fund          Fund
                                                           ----------      ----------     ----------   -----------   ------------
Investment Income:
   Dividends .........................................     $       --      $       --     $  356,617   $ 1,045,730   $  4,099,205
   Interest ..........................................      2,543,263       2,759,686      5,589,119       270,930      2,650,627
   Foreign tax withheld ..............................             --              --             --            --        (50,492)
                                                           ----------      ----------     ----------   -----------   ------------
   Total investment income ...........................      2,543,263       2,759,686      5,945,736     1,316,660      6,699,340
                                                           ----------      ----------     ----------   -----------   ------------
Expenses:
   Investment advisory fees ..........................        181,722         206,065        326,267       753,060      1,651,501
   Administration fees ...............................         68,174          68,688         97,880       234,353        495,450
   Accounting fees ...................................         34,073          34,344         48,940       103,118        183,900
   Custodian fees and expenses .......................         18,792          21,939         27,349        31,014         45,479
   Other expenses ....................................         24,459          21,393         31,842        63,826        136,117
                                                           ----------      ----------     ----------   -----------   ------------
      Total expenses .................................        327,220         352,429        532,278     1,185,371      2,512,447
      Less: Expense waivers ..........................             --              --             --            --             --
                                                           ----------      ----------     ----------   -----------   ------------
      Net expenses ...................................        327,220         352,429        532,278     1,185,371      2,512,447
                                                           ----------      ----------     ----------   -----------   ------------
Net investment income (loss) .........................      2,216,043      $2,407,257     $5,413,458       131,289      4,186,893
                                                           ----------      ----------     ----------   -----------   ------------
Net Realized and Unrealized Gain (Loss) on
  Investments:
   Net realized gain (loss) on investment
     transactions ....................................           (992)      1,533,022        (34,795)   20,481,154     27,331,911
   Net realized foreign exchange gain (loss) .........             --              --             --            --             --
   Change in net unrealized appreciation/depreciation
     of investments, futures contracts and foreign
     currency related items ..........................             --         487,720     (2,434,085)   36,064,087     (3,543,595)
                                                           ----------      ----------     ----------   -----------   ------------
Net realized and unrealized gain (loss) on investments           (992)      2,020,742     (2,468,880)   56,545,241     23,788,316
                                                           ----------      ----------     ----------   -----------   ------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations ....................................     $2,215,051      $4,427,999     $2,944,578   $56,676,530   $ 27,975,209
                                                           ==========      ==========     ==========   ===========   ============

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
[RESTUBBED]

                                                              Flexibly                         Small           Emerging
                                                               Managed      International  Capitalization       Growth
                                                                Fund         Equity Fund        Fund             Fund
                                                            ------------    ------------    ------------     -----------
Investment Income:
   Dividends .........................................      $  6,988,321    $  1,960,357    $    303,081     $    12,143
   Interest ..........................................        12,385,014         395,839         315,503         115,098
   Foreign tax withheld ..............................          (142,793)       (171,001)             --            (490)
                                                            ------------    ------------    ------------     -----------
      Total investment income ........................        19,230,542       2,185,195         618,584         126,751
                                                            ------------    ------------    ------------     -----------
Expenses:
   Investment advisory fees ..........................         2,719,881       1,071,377         210,456         208,963
   Administration fees ...............................           815,964         214,275          63,137          39,416
   Accounting fees ...................................           248,193         110,710          31,608          26,161
   Custodian fees and expenses .......................            98,787          69,865          18,160          28,264
   Other expenses ....................................           239,953          71,524          20,712          15,895
                                                            ------------    ------------    ------------     -----------
      Total expenses .................................         4,122,778       1,537,751         344,073         318,699
      Less: Expense waivers ..........................                --              --              --         (17,207)
                                                            ------------    ------------    ------------     -----------
      Net expenses ...................................         4,122,778       1,537,751         344,073         301,492
                                                            ------------    ------------    ------------     -----------
Net investment income (loss) .........................        15,107,764         647,444         274,511        (174,741)
                                                            ------------    ------------    ------------     -----------
Net Realized and Unrealized Gain (Loss) on
  Investments:
   Net realized gain (loss) on investment
     transactions ....................................        55,261,526       5,177,853         712,102      (2,191,288)
   Net realized foreign exchange gain (loss) .........            (7,284)        114,386              --              --
   Change in net unrealized appreciation/depreciation
     of investments, futures contracts and foreign
     currency related items ..........................       (39,212,128)     18,456,661      (5,286,799)     10,934,484
                                                            ------------    ------------    ------------     -----------
Net realized and unrealized gain (loss) on investments        16,042,114      23,748,900      (4,574,697)      8,743,196
                                                            ------------    ------------    ------------     -----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations ....................................      $ 31,149,878    $ 24,396,344    ($ 4,300,186)    $ 8,568,455
                                                            ============    ============    ============     ===========

--------------------------------------------------------------------------------
   The accompanying notes are an integral part of these financial statements

PENN SERIES FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS





                                                                             Money Market Fund           Quality Bond Fund
                                                                          ------------------------      ---------------------
                                                                            Year           Year           Year          Year
                                                                            ended          ended          ended         ended
                                                                           12/31/98       12/31/97       12/31/98      12/31/97
                                                                          ----------      --------       --------      --------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss).......................................   $ 2,216,043    $ 1,896,676    $ 2,407,257   $ 2,207,510
   Net realized gain (loss) on investment transactions ...............          (992)          (225)     1,533,022       912,980
   Net realized foreign exchange gain (loss) .........................            --             --             --            --
   Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items .............            --             --        487,720      (208,702)
                                                                         -----------    -----------    -----------   -----------
Net increase (decrease) in net assets resulting from
   operations ........................................................     2,215,051      1,896,451      4,427,999     2,911,788
                                                                         -----------    -----------    -----------   -----------
Distributions to Shareholders from:
   Net investment income .............................................    (2,216,043)    (1,896,676)    (2,407,257)   (2,207,510)
   Net realized capital gains ........................................            --             --     (1,568,759)      (16,338)
   In excess of net investment income ................................            --             --         (1,623)      (16,277)
                                                                         -----------    -----------    -----------   -----------
     Total distributions .............................................    (2,216,043)    (1,896,676)    (3,977,639)   (2,240,125)
                                                                         -----------    -----------    -----------   -----------
Capital Share Transactions:
   Net increase in net assets from capital share transactions ........    16,151,030      2,975,990     12,977,718     1,794,024
                                                                         -----------    -----------    -----------   -----------
     Total Increase in Net Assets ....................................    16,150,038      2,975,765     13,428,078     2,465,687
Net Assets, beginning of period ......................................    37,476,384     34,500,619     40,077,028    37,611,341
                                                                         -----------    -----------    -----------   -----------
Net Assets, end of period ............................................   $53,626,422    $37,476,384    $53,505,106   $40,077,028
                                                                         ===========    ===========    ===========   ===========



                                                                             Value Equity Fund          Flexibly Managed Fund
                                                                          ------------------------      ---------------------
                                                                            Year           Year           Year          Year
                                                                            ended          ended          ended         ended
                                                                           12/31/98       12/31/97       12/31/98      12/31/97
                                                                          ----------      --------       --------      --------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss).......................................  $ 4,186,893    $ 3,663,616    $ 15,107,764   $14,346,115
   Net realized gain (loss) on investment transactions ...............   27,331,911     16,381,602      55,261,526    29,490,467
   Net realized foreign exchange gain (loss) .........................           --             --          (7,284)       80,506
   Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items .............   (3,543,595)    36,751,125     (39,212,128)   23,598,612
                                                                        -----------    -----------     -----------   -----------
Net increase (decrease) in net assets resulting from
    operations .......................................................   27,975,209     56,796,343      31,149,878    67,515,700
                                                                        -----------    -----------     -----------   -----------
Disributions to Shareholders from:
   Net investment income .............................................   (4,186,893)    (3,663,616)    (15,107,764)  (14,346,115)
   Net realized capital gains ........................................  (27,362,963)   (16,381,602)    (55,129,786)  (29,491,615)
   In excess of net investment income ................................           --             --        (363,128)      (99,694)
                                                                        -----------    -----------     -----------   -----------
     Total distributions .............................................  (31,549,856)   (20,045,218)    (70,600,678)  (43,937,424)
                                                                        -----------    -----------     -----------   -----------
Capital Share Transactions:
   Net increase in net assets from capital share transactions .......    36,092,709     65,535,450      68,797,648    94,016,309
                                                                        -----------    -----------     -----------   -----------
     Total Increase in Net Assets ...................................    32,518,062    102,286,575      29,346,848   117,594,585
Net Assets, beginning of period .....................................   302,960,468    200,673,893     516,138,724   398,544,139
                                                                        -----------    -----------     -----------   -----------
Net Assets, end of period ...........................................  $335,478,530   $302,960,468    $545,485,572  $516,138,724
                                                                        ===========    ===========     ===========   ===========

   The accompanying notes are an integral part of these financial statements


                                                                            High Yield Bond Fund          Growth Equity Fund
                                                                          ------------------------      ---------------------
                                                                            Year           Year           Year          Year
                                                                          12/31/98       12/31/97       12/31/98      12/31/97
                                                                          ----------      --------       --------      --------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss) ......................................    $ 5,413,458   $ 4,560,298    $   131,289    $   482,003
  Net realized gain (loss) on investment transactions ...............        (34,795)    2,964,765     20,481,154     13,834,988
  Net realized foreign exchange gain (loss) .........................             --            --             --             --
  Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items ............     (2,434,085)     (118,203)    36,064,087     14,267,440
                                                                        ------------   -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
  operations ........................................................      2,944,578     7,406,860     56,676,530     28,584,431
                                                                        ------------   -----------    -----------    -----------
Distributions to Shareholders from:
  Net investment income .............................................     (5,413,458)   (4,560,298)      (131,289)      (482,003)
  Net realized capital gains  .......................................             --            --    (20,497,332)   (13,678,856)
  In excess of net investment income ................................         (6,598)      (10,576)            --             --
                                                                        ------------   -----------    -----------    -----------
    Total distributions .............................................     (5,420,056)   (4,570,874)   (20,628,621)   (14,160,859)
                                                                        ------------   -----------    -----------    -----------
Capital Share Transactions:
  Net increase in net assets from capital share transactions ........     12,341,048    12,260,119     23,585,734     15,595,214
                                                                        ------------   -----------    -----------    -----------
    Total Increase in Net Assets ....................................      9,865,570    15,096,105     59,633,643     30,018,786
Net Assets, beginning of period .....................................     59,137,664    44,041,559    136,058,246    106,039,460
                                                                        ------------   -----------    -----------    -----------
Net Assets, end of period ...........................................    $69,003,234   $59,137,664   $195,691,889   $136,058,246
                                                                        ============   ===========    ===========    ===========


                                                                         International Equity Fund     Small Capitalization Fund
                                                                         -------------------------     -------------------------
                                                                            Year           Year           Year          Year
                                                                            ended          ended          ended         ended
                                                                           12/31/98       12/31/97       12/31/98      12/31/97
                                                                          ----------      --------       --------      --------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss) ......................................  $   647,444     $   754,837    $   274,511    $   181,451
  Net realized gain (loss) on investment transactions ...............    5,177,853       4,305,835        712,102      2,278,532
  Net realized foreign exchange gain (loss) .........................      114,386       2,563,120             --             --
  Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items ............   18,456,661       3,833,566     (5,286,799)     2,875,385
                                                                       -----------     -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
  operations ........................................................   24,396,344      11,457,358     (4,300,186)     5,335,368
                                                                       -----------     -----------    -----------    -----------
Distributions to Shareholders from:
  Net investment income .............................................     (647,444)       (754,837)      (274,511)      (181,451)
  Net realized capital gains  .......................................   (4,938,505)     (4,305,835)      (711,962)    (2,286,865)
  In excess of net investment income ................................     (769,506)     (3,230,284)            --             --
                                                                       -----------     -----------    -----------    -----------
    Total distributions .............................................   (6,355,455)     (8,290,956)      (986,473)    (2,468,316)
                                                                       -----------     -----------    -----------    -----------
Capital Share Transactions:
  Net increase in net assets from capital share transactions ........    6,143,763      22,053,566     10,195,405     19,725,010
                                                                       -----------     -----------    -----------    -----------
    Total Increase in Net Assets ....................................   24,184,652      25,219,968      4,908,746     22,592,062
Net Assets, beginning of period .....................................  129,637,556     104,417,588     38,726,094     16,134,032
                                                                       -----------     -----------    -----------    -----------
Net Assets, end of period ........................................... $153,822,208    $129,637,556    $43,634,840    $38,726,094
                                                                       ===========     ===========    ===========    ===========


                                                                           Emerging Growth Fund
                                                                         -------------------------
                                                                            Year           Year
                                                                            ended          ended
                                                                           12/31/98       12/31/97*
                                                                          ----------      --------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income (loss) ...................................... $   (174,741)    $    (56,325)
  Net realized gain (loss) on investment transactions ...............   (2,191,288)       1,331,710
  Net realized foreign exchange gain (loss) .........................           --               --
  Net change in unrealized appreciation/depreciation of investments,
    futures contracts and foreign currency related items ............   10,934,484          504,824
                                                                      ------------       ----------
Net increase (decrease) in net assets resulting from
  operations ........................................................    8,568,455        1,780,209
                                                                      ------------       ----------
Distributions to Shareholders from:
  Net investment income .............................................           --               --
  Net realized capital gains  .......................................       (8,966)      (1,373,564)
  In excess of net investment income ................................           --               --
                                                                      ------------       ----------
    Total distributions .............................................       (8,966)      (1,373,564)
                                                                      ------------       ----------

  Net increase in net assets from capital share transactions ........   12,162,475       17,535,073
                                                                      ------------       ----------
    Total Increase in Net Assets ....................................   20,721,964       17,941,718
Net Assets, beginning of period .....................................   17,941,718           --
                                                                      ------------       ----------
Net Assets, end of period ...........................................  $38,663,682      $17,941,718
                                                                      ============       ==========

* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.


   The accompanying notes are an integral part of these financial statements

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE MONEY MARKET FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                                                  Year ended December 31,
                                                               ---------------------------------------------------------
                                                                 1998        1997         1996        1995         1994
                                                               -------     -------      -------     -------      -------
Net asset value, beginning of year ........................    $  1.00     $  1.00      $  1.00     $  1.00      $  1.00
                                                               -------     -------      -------     -------      -------
Income from investment operations:
Net investment income. ....................................     0.0489      0.0503       0.0489      0.0538       0.0365
                                                               -------     -------      -------     -------      -------
   Total from investment operations .......................     0.0489      0.0503       0.0489      0.0538       0.0365
                                                               -------     -------      -------     -------      -------
Less dividends:
Dividends from net investment income ......................    (0.0489)    (0.0503)     (0.0489)    (0.0538)     (0.0365)
                                                               -------     -------      -------     -------      -------
   Total dividends ........................................    (0.0489)    (0.0503)     (0.0489)    (0.0538)     (0.0365)
                                                               -------     -------      -------     -------      -------
Net asset value, end of year ..............................    $  1.00     $  1.00      $  1.00     $  1.00      $  1.00
                                                               =======     =======      =======     =======      =======

   Total return ...........................................       5.00%       5.15%        5.00%       5.51%        3.71%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ....................    $53,626     $37,476      $34,501     $24,726      $16,531
                                                               -------     -------      -------     -------      -------
Ratio of expenses to average net assets ...................       0.72%       0.70%        0.73%(a)    0.69%(a)     0.73%(a)
                                                               -------     -------      -------     -------      -------
Ratio of net investment income to average net assets ......       4.88%       5.04%        4.88%(a)    5.37%(a)     3.74%(a)
                                                               -------     -------      -------     -------      -------

------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been .74%, .74%, and .79%, and the ratios of net investmentincome to average net assets would have been 4.87%, 5.32%, and 3.68% for the years ended December 31, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------
THE QUALITY BOND FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                                                                  Year ended December 31,
                                                               ---------------------------------------------------------
                                                                 1998        1997         1996        1995         1994
                                                               -------     -------      -------     -------      -------
Net asset value, beginning of year ........................    $ 10.20     $ 10.00      $ 10.24      $ 9.04      $ 10.19
                                                               -------     -------      -------     -------      -------
Income (loss) from investment operations:
Net investment income .....................................       0.51        0.60         0.66        0.61         0.61
Net realized and unrealized gain (loss) on investment
   transactions ...........................................       0.53        0.20        (0.24)        1.21       (1.15)
                                                               -------     -------      -------     -------      -------
   Total from investment operations .......................       1.04        0.80         0.42        1.82        (0.54)
                                                               -------     -------      -------     -------      -------
Less distributions:
Dividend from net investment income .......................      (0.51)      (0.60)       (0.66)      (0.61)       (0.61)
Distribution from net investment income ...................      (0.33)       0.00         0.00        0.00         0.00
Distribution in excess of net investment income ...........       0.00        0.00         0.00       (0.01)        0.00
                                                               -------     -------      -------     -------      -------
   Total distributions ....................................      (0.84)      (0.60)       (0.66)      (0.62)       (0.61)
                                                               -------     -------      -------     -------      -------
Net asset value, end of year ..............................    $ 10.40     $ 10.20      $ 10.00     $ 10.24      $  9.04
                                                               =======     =======      =======     =======      =======
   Total return ...........................................      10.17%       8.03%        4.14%      20.14%       (5.29)%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ....................    $53,505     $40,077      $37,611     $38,048      $31,338
                                                               -------     -------      -------     -------      -------
Ratio of expenses to average net assets ...................       0.77%       0.75%        0.77%(a)    0.73%(a)     0.78%(a)
                                                               -------     -------      -------     -------      -------
Ratio of net investment income to average net assets ......       5.26%       5.87%        6.03%(a)    6.20%(a)     6.14%(a)
                                                               -------     -------      -------     -------      -------
Portfolio turnover rate ...................................      477.2%      317.3%       107.6%      449.2%       380.9%
                                                               -------     -------      -------     -------      -------

----------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .78%, .78%, and .83%, and the ratio of net investment income to average net assets would have been 6.02%, 6.15%, and 6.09% for the years ended December 31, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE HIGH YIELD BOND FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.




                                                                                  Year ended December 31,
                                                               ---------------------------------------------------------
                                                                 1998        1997         1996        1995         1994
                                                               -------     -------      -------     -------      -------

Net asset value, beginning of year ........................    $  9.52     $  8.91      $  8.44     $  7.94      $  9.55
                                                               -------     -------      -------     -------      -------
Income from investment operations:
Net investment income .....................................       0.79        0.80         0.70        0.80         0.90
Net realized and unrealized gain (loss) on investment
  transactions ............................................      (0.33)       0.61         0.47        0.50        (1.60)
                                                               -------     -------      -------     -------      -------
   Total from investment operations .......................       0.46        1.41         1.17        1.30        (0.70)
                                                               -------     -------      -------     -------      -------
Less distributions:
Dividend from net investment income .......................      (0.79)      (0.80)       (0.70)      (0.80)       (0.90)
Distribution in excess of net investment income ...........       0.00        0.00         0.00        0.00        (0.01)
                                                               -------     -------      -------     -------      -------
   Total distributions ....................................      (0.79)      (0.80)       (0.70)      (0.80)       (0.91)
                                                               -------     -------      -------     -------      -------
Net asset value, end of year ..............................    $  9.19     $  9.52      $  8.91     $  8.44      $  7.94
                                                               =======     =======      =======     =======      =======
   Total return ...........................................       4.79%      15.78%       13.87%      16.41%        7.33%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ....................    $69,003     $59,138      $44,042     $36,442      $32,081
                                                               -------     -------      -------     -------      -------
Ratio of expenses to average net assets ...................       0.82%       0.81%        0.84%       0.87%        0.86%
                                                               -------     -------      -------     -------      -------
Ratio of net investment income to average net assets ......       8.30%       8.96%        8.14%       9.20%        9.18%
                                                               -------     -------      -------     -------      -------
Portfolio turnover rate ...................................       82.7%      111.3%       118.5%       84.3%        90.7%
                                                               -------     -------      -------     -------      -------

--------------------------------------------------------------------------------
THE GROWTH EQUITY FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                                                                  Year ended December 31,
                                                               ---------------------------------------------------------
                                                                 1998        1997         1996        1995         1994
                                                               -------     -------      -------     -------      -------

Net asset value, beginning of year ........................   $  24.37    $  21.46     $  20.00     $ 18.30      $ 20.49
                                                              --------    --------     --------     -------      -------
Income (loss) from investment operations:
Net investment income (loss) ..............................       0.02        0.10         0.11        0.09         0.13
Net realized and unrealized gain (loss) on investment
  transactions ............................................      10.12        5.64         3.85        4.75        (1.80)
                                                              --------    --------     --------     -------      -------
   Total from investment operations .......................      10.14        5.74         3.96        4.84        (1.67)
                                                              --------    --------     --------     -------      -------
Less distributions:
Dividend from net investment income .......................      (0.02)      (0.10)       (0.11)      (0.09)       (0.13)
Distribution from net realized gains ......................      (3.61)      (2.73)       (2.39)      (3.05)       (0.39)
                                                              --------    --------     --------     -------      -------
   Total distributions ....................................      (3.63)      (2.83)       (2.50)      (3.14)       (0.52)
                                                              --------    --------     --------     -------      -------
Net asset value, end of year ..............................   $  30.88    $  24.37     $  21.46     $ 20.00      $ 18.30
                                                              ========    ========     ========     =======      =======
   Total return ...........................................      41.67%      26.74%       19.76%      26.45%       (8.12)%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ....................   $195,692    $136,058     $106,039     $95,593      $80,078
                                                              --------    --------     --------     -------      -------
Ratio of expenses to average net assets ...................       0.76%       0.77%        0.80%(a)    0.77%(a)     0.79%(a)
                                                              --------    --------     --------     -------      -------
Ratio of net investment income to average net assets ......       0.08%       0.39%        0.48%(a)    0.43%(a)     0.70%(a)
                                                              --------    --------     --------     -------      -------
Portfolio turnover rate ...................................      161.3%      169.1%       177.1%      169.8%       156.2%
                                                              --------    --------     --------     -------      -------


(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratio of expenses to average net assets would have been .81%, .82%, and .84%, and the ratio of net investment income to average net assets would have been .47%, .38%, and .65% for the years ended December 31, 1996, 1995, and 1994, respectively.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE VALUE EQUITY FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                             Year ended December 31,
                                                       ------------------------------------------------------------
                                                           1998         1997         1996         1995        1994
                                                       ---------    ---------    ---------    ---------    --------
Net asset value, beginning of year .................   $   22.55    $   19.32    $   16.28    $   12.67    $  12.68
                                                       ---------    ---------    ---------    ---------    --------
Income from investment operations:
Net investment income ..............................        0.31         0.29         0.22         0.25        0.20
Net realized and unrealized gain
   on investment transactions ......................        1.85         4.53         3.88         4.50        0.17
                                                       ---------    ---------    ---------    ---------    --------
   Total from investment operations ................        2.16         4.82         4.10         4.75        0.37
                                                       ---------    ---------    ---------    ---------    --------
Less distributions:
Dividend from net investment income ................       (0.31)       (0.29)       (0.22)       (0.25)      (0.20)
Distribution from net realized gains ...............       (2.01)       (1.30)       (0.84)       (0.89)      (0.18)
                                                       ---------    ---------    ---------    ---------    --------
   Total distributions .............................       (2.32)       (1.59)       (1.06)       (1.14)      (0.38)
                                                       ---------    ---------    ---------    ---------    --------
Net asset value, end of year .......................   $   22.39    $   22.55    $   19.32    $   16.28    $  12.67
                                                       =========    =========    =========    =========    ========
   Total return ....................................        9.59%       24.98%       25.19%       37.48%       2.92%
Ratios/Supplemental data:
Net assets, end of year (in thousands) .............   $ 335,479    $ 302,960    $ 200,674    $ 127,260    $ 79,021
                                                       ---------    ---------    ---------    ---------    --------
Ratio of expenses to average net assets ............        0.76%        0.76%        0.78%        0.80%       0.82%
                                                       ---------    ---------    ---------    ---------    --------
Ratio of net investment income to average net assets        1.27%        1.43%        1.38%        1.71%       1.59%
                                                       ---------    ---------    ---------    ---------    --------
Portfolio turnover rate ............................       24.0%        18.7%        25.0%        34.3%       30.6%
                                                       ---------    ---------    ---------    ---------    --------

--------------------------------------------------------------------------------
THE FLEXIBLY MANAGED FUND

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                         Year ended December 31,
                                                                     ------------------------------------------------------------
                                                                         1998        1997         1996         1995         1994
                                                                     ---------   ---------    ---------    ---------    ---------
Net asset value, beginning of year ...............................   $   19.83   $   18.74    $   17.40    $   15.19    $   15.70
                                                                     ---------   ---------    ---------    ---------    ---------
Income from investment operations:
Net investment income ............................................        0.60        0.61         0.65         0.53         0.43
Net realized and unrealized gain (loss) on investment transactions        0.61        2.33         2.19         2.86         0.22
                                                                     ---------   ---------    ---------    ---------    ---------
   Total from investment operations ..............................        1.21        2.94         2.84         3.39         0.65
                                                                     ---------   ---------    ---------    ---------    ---------
Less distributions:
Dividend from net investment income ..............................       (0.60)      (0.61)       (0.65)       (0.53)       (0.43)
Distribution in excess of net investment income ..................       (0.00)       0.00         0.00        (0.01)       (0.02)
Distribution from net realized gains .............................       (2.13)      (1.24)       (0.85)       (0.64)       (0.71)
                                                                     ---------   ---------    ---------    ---------    ---------
   Total distributions ...........................................       (2.73)      (1.85)       (1.50)       (1.18)       (1.16)
                                                                     ---------   ---------    ---------    ---------    ---------
Net asset value, end of year .....................................   $   18.31   $   19.83    $   18.74    $   17.40    $   15.19
                                                                     =========   =========    =========    =========    =========
   Total return ..................................................        6.09%      15.65%       16.37%       22.28%        4.14%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ...........................   $ 545,486   $ 516,139    $ 398,544    $ 266,556    $ 169,847
                                                                     ---------   ---------    ---------    ---------    ---------
Ratio of expenses to average net assets ..........................        0.76%       0.76%        0.77%        0.79%        0.82%
                                                                     ---------   ---------    ---------    ---------    ---------
Ratio of net investment income to average net assets .............        2.78%       3.10%        3.90%        3.45%        3.14%
                                                                     ---------   ---------    ---------    ---------    ---------
Portfolio turnover rate ..........................................        48.0%       37.1%        32.9%        37.2%        37.3%
                                                                     ---------   ---------    ---------    ---------    ---------

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE INTERNATIONAL EQUITY FUND
The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                           Year ended December 31,
                                                         -----------------------------------------------------------
                                                             1998         1997         1996        1995        1994
                                                         ---------    ---------    ---------    --------    --------
Net asset value, beginning of year ...................   $   16.13    $   15.61    $   14.47    $  13.01    $  13.94
                                                         ---------    ---------    ---------    --------    --------
Income (loss) from investment operations:
Net investment income ................................        0.10         0.58         0.63        0.13        0.09
Net realized and unrealized gain (loss) on investments
   and foreign currency related transactions .........        2.93         1.04         1.81        1.67       (0.97)
                                                         ---------    ---------    ---------    --------    --------
   Total from investment operations ..................        3.03         1.62         2.44        1.80       (0.88)
                                                         ---------    ---------    ---------    --------    --------
Less distributions:
Dividend from net investment income ..................       (0.10)       (0.53)       (0.56)      (0.12)      (0.02)
Distribution in excess of net investment income ......       (0.08)        0.00        (0.74)      (0.22)       0.00
Distribution from net realized gains .................       (0.61)       (0.57)        0.00        0.00        0.00
Distribution from capital ............................        0.00         0.00         0.00        0.00       (0.03)
                                                         ---------    ---------    ---------    --------    --------
   Total distributions ...............................       (0.79)       (1.10)       (1.30)      (0.34)      (0.05)
                                                         ---------    ---------    ---------    --------    --------
Net asset value, end of year .........................   $   18.37    $   16.13    $   15.61    $  14.47    $  13.01
                                                         =========    =========    =========    ========    ========
   Total return ......................................       18.85%       10.41%       16.87%      13.80%       6.31%
Ratios/Supplemental data:
Net assets, end of year (in thousands) ...............   $ 153,822    $ 129,638    $ 104,418    $ 69,531    $ 59,393
                                                         ---------    ---------    ---------    --------    --------
Ratio of expenses to average net assets ..............        1.08%        1.13%        1.17%       1.23%       1.22%
                                                         ---------    ---------    ---------    --------    --------
Ratio of net investment income to average net assets .        0.45%        0.62%        0.66%       0.91%       0.82%
                                                         ---------    ---------    ---------    --------    --------
Portfolio turnover rate ..............................        43.5%        35.7%        54.8%       62.5%       15.6%
                                                         ---------    ---------    ---------    --------    --------

--------------------------------------------------------------------------------
THE SMALL CAPITALIZATION FUND
The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                               Year ended December 31,
                                                  -----------------------------------------------
                                                     1998         1997        1996          1995*
                                                  --------     --------    --------       -------
Net asset value, beginning of period or year...   $  14.43     $  12.53    $  10.96       $ 10.00
                                                  --------     --------    --------       -------
Income (loss) from investment operations:
Net investment income .........................       0.08         0.07        0.07          0.09
Net realized and unrealized gain (loss) on
 investment transactions ......................      (1.41)        2.81        2.09          1.19
                                                  --------     --------    --------       -------
Total from investment operations ..............      (1.33)        2.88        2.16          1.28
                                                  --------     --------    --------       -------
Less distributions:
Dividend from net investment income ...........      (0.08)       (0.07)      (0.07)        (0.09)
Distribution from net realized gains ..........      (0.21)       (0.91)      (0.52)        (0.23)
                                                  --------     --------    --------       -------
   Total distributions ........................      (0.29)       (0.98)      (0.59)        (0.32)
                                                  --------     --------    --------       -------
Net asset value, end of period or year ........   $  12.81     $  14.43    $  12.53       $ 10.96
                                                  ========     ========    ========       =======
Total return ..................................      (9.16)%      23.02%      19.76%        12.76%(b)
Ratios/Supplemental data:
Net assets, end of period or year
 (in thousands) ...............................   $ 43,635     $ 38,726    $ 16,134       $ 4,828
                                                  --------     --------    --------       -------
Ratio of expenses to average net assets .......       0.82%        0.85%       0.99%(a)      1.00%(a)(c)
                                                  --------     --------    --------       -------
Ratio of net investment income to
 average net assets ...........................       0.65%        0.66%       0.85%(a)      1.53%(a)(c)
                                                  --------     --------    --------       -------
Portfolio turnover rate .......................       61.9%        71.1%       39.2%         64.3%
                                                  --------     --------    --------       -------

-----------------
(a) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.06% and 1.29%, and the ratios of net investment income to average net assets would have been 0.78% and 1.24%, respectively, for the year ended December 31, 1996 and the period ended December 31, 1995.
(b) Not annualized.
(c) Annualized.

 * For the period from March 1, 1995 (commencement of operations) through December 31, 1995.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
THE EMERGING GROWTH FUND
The following table includes selected data for a share outstanding throughout each period or year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                   Year ended         Period ended
                                                                  December 31,        December 31,
                                                                      1998                1997*
                                                                  ------------        ------------
Net asset value, beginning of period or year ..................      $ 12.85            $ 10.00
                                                                    --------           --------
Income from investment operations:
Net investment income (loss) ..................................        (0.06)              0.00
Net realized and unrealized gain on investment transactions ...         4.65               3.92
                                                                    --------           --------
   Total from investment operations ...........................         4.59               3.92
                                                                    --------           --------
Less distributions:
Distribution from net realized gains ..........................        (0.01)             (1.07)
                                                                    --------           --------
   Total distributions ........................................        (0.01)             (1.07)
                                                                    --------           --------
Net asset value, end of period or year ........................       $17.43             $12.85
                                                                    ========           ========
   Total return ...............................................        35.70%             39.22%(c)

Ratios/Supplemental data:
Net assets, end of period or year (in thousands) ..............      $38,664            $17,942
                                                                    --------           --------
Ratio of expenses to average net assets .......................         1.15%(b)           1.15%(a)(b)
                                                                    --------           --------
Ratio of net investment loss to average net assets ............        (0.66)%(b)        (0.73)%(a)(b)
                                                                    --------           --------
Portfolio turnover rate .......................................        240.9%             392.3%
                                                                    --------           --------

--------------
(a)  Annualized.
(b) Had fees not been waived by the investment advisor and administrator of the Fund, the ratios of expenses to average net assets would have been 1.21% and 1.41%, and the ratios of net investment loss to average net assets would have been (0.73)% and (0.99)%, respectively, for the periods ended December 31, 1998 and December 31, 1997.
(c)  Not annualized.
* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998

--------------------------------------------------------------------------------
1 - SIGNIFICANT ACCOUNTING POLICIES

   Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

   Penn Series is presently offering shares in its Money Market, Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds (the Funds). It is authorized under its Articles of Incorporation to issue a separate class of shares in one additional fund. The Fund would have its own investment objective and policy.

   The following is a summary of significant accounting policies followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   INVESTMENT VALUATION:
   Money Market Fund - Investments in securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity is assumed. Penn Series maintains a dollar weighted average portfolio maturity appropriate to the objective of maintaining a stable net asset value per share. The Penn Series Board of Directors (The Board) has established procedures reasonably designed to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. The Board performs regular review and monitoring of the valuation in an attempt to avoid dilution or unfair results to shareholders.

   Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization and Emerging Growth Funds - Portfolio securities listed on a national securities exchange are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded or, if there has been no sale on that day, at the mean between the current closing bid and asked prices. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the mean between the last current bid and asked prices. When market quotations are not readily available, or when restricted or other assets are being valued, the securities or assets are valued at fair value as determined by The Board.

   The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

   Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange, purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes.

   DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Quality Bond, High Yield Bond, Growth Equity, Value Equity, Flexibly Managed, International Equity, Small Capitalization, and Emerging Growth Funds will be declared and paid annually. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage - backed securities, market discount and foreign currency transactions.

   FEDERAL INCOME TAXES: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue code and to distribute all of their taxable income, including realized gains, to their shareholders. Therefore, no federal income tax provision is required.

   Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporay differences do not require such reclassification. Distributions from net realized gains for book purposes may involve short-term capital gains, which are included as ordinary income for tax purposes.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

2 - DERIVATIVE FINANCIAL INSTRUMENTS

Off-Balance Sheet Risk
   The Funds may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

   The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transaction are considered.

Derivative Financial Instruments Held or Issued for Purposes Other Than Trading

   Futures Contracts - Each of the Funds, other than Money Market, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Quality Bond Fund has entered into futures contracts during the year ended December 31, 1998. There were no open futures contracts at December 31, 1998.

   Options - Each of the Funds, other than Money Market, may write covered calls. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised the premium increases the cost basis of the securities purchased by a Fund. As writer of an option, the Fund may have no control over whether the underlying securities may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. The Flexibly Managed Fund has entered into put options during the year ended December 31, 1998. Purchased put options open and outstanding at December 31, 1998 are disclosed in the schedule of investments.

   Forward Foreign Currency Contracts - The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

   Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain the might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Flexibly Managed and International Equity funds have entered into forward foreign currency contracts for the year ended December 31, 1998. At December 31, 1998 there was one open contract in the Flexibly Managed Fund and none in the International Equity Fund. Open forward foreign currency contracts held by the Flexibly Managed Fund at December 31, 1998 were as follows:


                                                                                                         Unrealized
                                                                                                           Foreign
                                                       Foreign                                            Exchange
Forward Foreign                         Expiration     Currency      Forward    Contract     Contract      Gain/
Currency Contract                           Date      to be Sold       Rate      Amount        Value       Loss
------------------                      ----------    ----------     -------    --------     --------    ------------
British Pound Sterling ............      01/05/99       19,761       .597569     $33,069      $32,819       $250

3 - INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services
   Effective May 1, 1998 Independence Capital Management, Inc. ("ICMI") serves as investment advisor to each of the Funds. ICMI is a wholly-owned subsidiary of The Penn Mutual Life Insurance Company.

   T. Rowe Price Associates, Inc. ("Price Associates") is sub-advisor to the Flexibly Managed and the High Yield Bond Funds pursuant to an investment sub-advisory agreement entered into by ICMI and Price Associates on May 1, 1998. As sub-advisor, Price Associates provides investment management services to the Funds.

--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

   OpCap Advisors ("OpCap") is sub-advisor to Value Equity and Small Capitalization Funds pursuant to an investment sub-advisor agreement entered into by ICMI and OpCap on May 1, 1998. As sub-advisor, OpCap provides investment management services to the Funds.
OpCap is a subsidiary of Oppenheimer Capital.

   Vontobel USA Inc. ("Vontobel") is sub-advisor to the International Equity Fund pursuant to an investment sub-advisor agreement entered into by ICMI and Vontobel on May 1, 1998. As sub-advisor, Vontobel provides investment management services to the Fund. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd. an affiliate of Bank J. Vontobel & Co. Ltd.

   RS Investment Management, Inc. (formerly Robertson Stephens Investment Management, Inc. ) ("RS") is sub-advisor to the Emerging Growth Fund pursuant to an investment sub-advisor agreement entered into by ICMI and RS on May 1, 1998. As sub-advisor, RS provides investment management services to the Fund.

   Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.40% for first $100 million and 0.35% thereafter; Quality Bond Fund: 0.45% for first $100 million and 0.40% thereafter; Growth Equity Fund: 0.50% for the first $100 million and 0.45% thereafter; Flexibly Managed Fund: 0.50%; High Yield Bond Fund: 0.50%; International Equity Fund: 0.75%; Value Equity Fund: 0.50%; Small Capitalization
Fund: 0.50% and Emerging Growth Fund: .80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter.

   For providing investment management services to the Funds, ICMI pays the sub-advisors, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services
   Under an administrative and corporate services agreement, The Penn Mutual Life Insurance Company ("Penn Mutual") serves as administrative and corporate services agent for Penn Series. Each of the Funds pay Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each of the Fund's average daily net assets.

Expenses and Limitations Thereon
   Each Fund bears all expenses of its operations other than those incurred by the investment advisors under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. The investment advisors and Penn Mutual have each voluntarily agreed to waive fees or reimburse expenses to the extent each of the Fund's expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitations for each Fund. The expense limitations for the Funds are as follows: Money Market, 0.80%; Quality
Bond: 0.90%; High Yield Bond: 1.00%; Growth Equity: 1.00%; Value Equity: 1.00%; Flexibly Managed: 1.00%; International Equity: 1.50%; Small Capitalization 1.00%; and Emerging Growth 1.15%.

   Fees were paid to non-affiliated Directors of Penn Series for the year ended December 31, 1998. However, no person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment advisors, administrator, accounting agent or any parent or subsidiary thereof.

4 - CAPITAL STOCK

   At December 31, 1998, there were one billion shares of $.10 par value capital stock authorized for Penn Series. The shares are divided into ten classes of 100 million shares of capital stock. Nine of the classes designated are Penn Series Money Market Fund Common Stock, Penn Series Quality Bond Fund Common Stock, Penn Series High Yield Bond Fund Common Stock, Penn Series Growth Equity Fund Common Stock, Penn Series Value Equity Fund Common Stock, Penn Series Flexibly Managed Fund Common Stock, Penn Series International Equity Fund Common Stock, Penn Series Small Capitalization Fund Common Stock and Penn Series Emerging Growth Fund Common Stock. One of the classes of common stock is presently designated Class I, and no shares have been issued.
Transactions in capital stock of Penn Series Funds, Inc. were as follows:

                                                               The Year Ended December 31, 1998:
                                         ------------------------------------------------------------------------------
                                                                            Dividend
                                                Shares Sold                Reinvestment            Shares Reacquired
                                         ------------------------    -----------------------   ------------------------
                                           Shares       Amount         Shares       Amount       Shares        Amount
                                         ----------   -----------    ---------    ----------   ----------   -----------
Money Market Fund .....................  84,556,622   $84,556,622    2,176,407    $2,176,407   70,581,999   $70,581,999
Quality Bond Fund .....................   1,642,975   $17,780,630      382,465    $3,977,639      811,620    $8,780,551
High Yield Bond Fund ..................   1,757,800   $17,292,747      589,778    $5,420,056    1,052,320   $10,371,757
Growth Equity Fund ....................     691,494   $19,801,255      669,396   $20,628,621      607,072   $16,844,142
Value Equity Fund .....................   1,671,304   $40,295,090    1,409,105   $31,549,856    1,532,040   $35,752,237
Flexibly Managed Fund .................   2,831,936   $58,177,184    3,855,202   $70,600,678    2,926,275   $59,980,214
International Equity Fund .............   1,780,356   $31,336,651      345,781    $6,355,455    1,793,330   $31,548,343
Small Capitalization Fund .............   1,065,490   $14,767,847       76,921      $986,473      418,401    $5,558,915
Emerging Growth Fund ..................   1,366,179   $20,129,936          638        $8,966      544,610    $7,976,427


--------------------------------------------------------------------------------
PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

Transactions in capital stock of Penn Series Funds, Inc. were as follows:

                                                               The Year Ended December 31, 1997:
                                          -----------------------------------------------------------------------------
                                                                            Dividend
                                                 Shares Sold             Reinvestment             Shares Reacquired
                                          ------------------------   -----------------------   ------------------------
                                            Shares      Amount        Shares       Amount         Shares       Amount
                                          ------------------------   -----------------------   ------------------------

Money Market Fund .....................   52,596,243   $52,596,243   1,857,904    $1,857,904   51,478,157   $51,478,157
Quality Bond Fund .....................      695,043    $7,228,270     219,620    $2,240,125      745,923    $7,674,394
High Yield Bond Fund ..................    1,621,677   $15,567,712     480,137    $4,570,874      829,328    $7,878,467
Growth Equity Fund ....................      560,843   $13,907,900     581,078   $14,160,857      500,698   $12,473,543
Value Equity Fund .....................    2,867,800   $61,202,630     888,923   $20,045,218      712,142   $15,712,398
Flexibly Managed Fund .................    4,061,684   $80,965,783   2,215,705   $43,937,424    1,513,715   $30,886,898
International Equity Fund .............    1,665,223   $27,762,536     514,008    $8,290,956      829,261   $13,999,926
Small Capitalization Fund .............    1,398,053   $19,734,987     171,055    $2,468,316      173,037    $2,478,293
Emerging Growth Fund* .................    1,427,602   $18,230,138     106,892    $1,373,564      138,520    $2,069,490

* For the period from May 1, 1997 (commencement of operations) through December 31, 1997.

5 - PURCHASES AND SALES OF INVESTMENTS

During the year ended December 31, 1998, the Funds made the following purchases and sales of portfolio securities, excluding U.S. Government and Agency obligations and short term securities:

                                               Purchases           Sales
                                               ---------           -----
Quality Bond Fund .....................      $108,643,907      $119,461,219
High Yield Bond Fund ..................       $60,196,551       $48,652,828
Growth Equity Fund ....................      $241,534,849      $243,891,278
Value Equity Fund .....................       $95,882,522       $67,620,213
Flexibly Managed Fund .................      $260,791,434      $230,954,970
International Equity Fund .............       $65,046,636       $58,985,257
Small Capitalization Fund .............       $31,338,551       $22,535,904
Emerging Growth Fund ..................       $73,498,020       $59,063,803

6 - CAPITAL LOSS CARRYOVERS

Capital loss carryovers expire as follows:

                                          Money      High Yield       Emerging
                                          Market        Bond           Growth
                                           Fund         Fund            Fund
                                          ------     ----------     -----------
2000 ..................................   $ 61             $ 0              $ 0
2001 ..................................    183               0                0
2003 ..................................    416       1,052,436                0
2004 ..................................      0         525,647                0
2005 ..................................    225               0                0
2006 ..................................    992          14,558        1,908,042
                                        ------      ----------       ----------
   Total .............................. $1,877      $1,592,641       $1,908,042

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
PENN SERIES FUNDS, INC.

   We have audited the statements of assets and liabilities, including the schedules of investments, of Penn Series Funds, Inc. (comprising, respectively, the Money Market Fund, Quality Bond Fund, High Yield Bond Fund, Growth Equity Fund, Value Equity Fund, Flexibly Managed Fund, International Equity Fund, Small Cap Fund, and Emerging Growth Fund) as of December 31, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of Penn Series Funds, Inc. for the years and periods through December 31, 1996 included herein were audited by other auditors whose report dated February 11, 1997, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Penn Series Funds, Inc. at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
January 29, 1999

PART C:  OTHER INFORMATION

Item 23. Exhibits

              (a) Articles of Incorporation - Previously filed on April 26, 1983 as Exhibit 1 to Post-Effective Amendment No. 24 to this Registration Statement, and incorporated by reference to
                  Exhibit 1 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

              (b) By-Laws - Previously filed on August 27, 1992 as Exhibit 2 to
                  Post-Effective Amendment No. 37 to this Registration Statement, and incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

              (c) None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

              (d) (1) Investment Advisory Agreement between the Registrant and
                      Independence Capital Management, Inc. with respect to the Growth Equity, Quality Bond and Money Market Funds - Previously filed on August 27, 1992 as Exhibit 5(b) to Post-Effective Amendment No. 37 to this Registration Statement, and incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

                  (2) Investment Advisory Agreement between the Registrant and
                      Independence Capital Management, Inc. with respect to the Emerging Growth Fund - Incorporated by reference to
                      Exhibit 5(e) of Post-Effective Amendment No. 45 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-97-001076) on November 21, 1997.

                  (3) Sub-Advisory Agreement between Independence Capital
                      Management, Inc. and RS Investment Management, Inc. with respect to the Emerging Growth Fund - Incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                      filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000286) on February 27,
                      1998.

                  (4) Investment Advisory Agreement between the Registrant and
                      Independence Capital Management, Inc. with respect to the Value Equity, Small Capitalization, Flexibly Managed, International Equity and High Yield Bond Funds - Filed herewith.

                  (5) Sub-Advisory Agreement between Independence Capital
                      Management, Inc. and OpCap Advisors with respect to the Value Equity and Small Capitalization Funds - Filed herewith.

                  (6) Sub-Advisory Agreement between Independence Capital
                      Management, Inc. and T. Rowe Price Associates, Inc. with respect to the Flexibly Managed and High Yield Bond Funds
                      - Filed herewith.

                  (7) Sub-Advisory Agreement between Independence Capital
                      Management, Inc. and Vontobel USA Inc. with respect to the International Equity Fund - Filed herewith.

              (e) None. Common stock of the Registrant is sold only to The Penn
                  Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

              (f) None.

              (g) (1) Amended and Restated Custodian Agreement between the
                      Registrant and Provident National Bank - Previously filed on April 26, 1993 as Exhibit 8(a) to Post-Effective Amendment No. 38 to this Registration Statement, and incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

                  (2) Form of Foreign Custody Manager Agreement between the
                      Registrant and PNC Bank - Incorporated by reference to
                      Exhibit 8(b) of Post-Effective Amendment No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000286) on February 27, 1998.

              (h) (1) Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company
                      - Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 45 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-97-001076) on November 21, 1997.

                  (2) Accounting Services Agreement between the Registrant and
                      Provident Financial Processing Corporation - Previously filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to this Registration Statement, and incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

                  (3) Agreement between the Registrant and Provident Financial
                      Processing Corporation on fees for services under Accounting

                      Services Agreement - Previously filed on February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to this Registration Statement, and incorporated by reference to
                      Exhibit 9(c) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

              (i) Opinion and Consent of Morgan, Lewis & Bockius LLP - Incorporated by reference to Exhibit 11(b) of Post-Effective Amendment No. 43 on Form N-1A (File Nos. 2-77284 and 811-3459), as filed with the Securities and Exchange Commission via EDGAR (Accession
                      #0000950109-96-002456) on April 29, 1996.

              (j)     Consent of Ernst & Young LLP - Filed herewith.

              (k) None.

              (l) None.

              (m) None.

              (n) Financial Data Schedules - Filed herewith.

              (o) None.

              (p) Powers of Attorney of Directors - Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

         The Penn Mutual Life Insurance Company ("Penn Mutual") is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see "Voting Rights" in the Prospectus and "Ownership of Shares" in the Statement of Additional Information, which are incorporated hereunder by reference.

         Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

         Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management., Inc., a Pennsylvania corporation, and registered investment adviser.

         Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

         Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Pennsylvania Trust Company, a Pennsylvania corporation.

         Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Square Properties, Inc., a holding corporation incorporated in Delaware.

         Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of the following corporations:
         Penn Glenside Corp., Penn Wayne Corp., St. James Realty Corp., Investors' Mortgage Corp. and Christie Street Properties, Inc., all Pennsylvania corporations; and Indepro Corp., Economic Resources Associates, Inc. and WPI Investment Company, both Delaware corporations.

         Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund I Corp., Indepro Property Fund II Corp., Commons One Corp. and West Hazleton, Inc., all Delaware corporations.

         Independence Square Properties, Inc. is the record and beneficial owner of 100% of the outstanding common stock of Janney Montgomery Scott Inc., a Delaware corporation, and Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

         Janney Montgomery Scott Inc. is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: Addison Capital Management, Inc., a Pennsylvania corporation; JMS Resources, Inc., a Pennsylvania corporation; and JMS Investor Services, Inc., a Delaware corporation.

         Penn Mutual and Janney Montgomery Scott Inc. each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

Item 25. Indemnification

         Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

         Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney's fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26. Business and Other Connections of Investment Advisers

         T. Rowe Price Associates, Inc.

         Listed below are the directors, executive officers and managing directors of T. Rowe Price Associates, Inc. (the "Manager") who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager.


       Name and Current
        Position with
        T. Rowe Price            Other Business and Connections
       Associates Inc.             During the Past Two Years             Address
      -----------------          ------------------------------          -------
James E. Halbkat, Jr.,        President of U.S. Monitor            P. O. Box 23109
Director of the Manager       Corporation, a provider of           Hilton Head Island, SC
                              public response systems.             29925

Richard L. Menschel,          Limited partner of The               2nd Floor
Director of the Manager       Goldman Sachs Group, L.P.,           85 Broad Street
                              an investment banking firm.          New York, NY  10004

Robert L. Strickland,         Retired Chairman of Lowe's           Suite 604
Director of the Manager       Companies, Inc., a retailer of       2000 W. First Street
                              speciality home supplies, as of      Winston-Salem, NC
                              January 31, 1998 and continues       27104
                              to serve as a Director.  He is
                              also a Director of Hannaford
                              Bros., Co., a food retailer.

Philip C. Walsh               Retired mining industry              Pleasant Valley
Director of the Manager       executive.                           Peapack, NJ  07977

Anne Marie Whittemore         Partner of the law firm of           One James Center
Director of the Manager       McGuire, Woods, Battle &             Richmond, VA  23219
                              Boothe L.L.P. and a Director
                              of Owens & Minor, Inc., Fort
                              James Corporation and
                              Albemarle Corporation.

With the exception of Messrs. Halbkat, Menschel, Strickland and Walsh and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.

       Name and Current
        Position with
        T. Rowe Price                          Other Business and Connections
       Associates Inc.                            During the Past Two Years
       ----------------                        ------------------------------
Henry H. Hopkins,             Director of T. Rowe Price Insurance Agency, Inc.; Vice
Director and Managing         President and Director of T. Rowe Price (Canada), Inc., T.
Director of the Manager       Rowe Price Investment Services, Inc., T. Rowe Price
                              Services, Inc., T. Rowe Price Threshold Fund Associates,
                              Inc., T. Rowe Price Trust Company, TRP Distribution, Inc.,
                              and TRPH Corporation; Director of T. Rowe Price Insurance
                              Agency, Inc.; Vice President of Price-Fleming, T. Rowe
                              Price Real Estate Group, Inc., T. Rowe Price Retirement
                              Plan Services, Inc., T. Rowe Price Stable Asset
                              Management, Inc., and T. Rowe Price Strategic Partners
                              Associates, Inc.


       Name and Current
        Position with
        T. Rowe Price                          Other Business and Connections
       Associates Inc.                            During the Past Two Years
       ----------------                        ------------------------------
James A.C. Kennedy, III       President and Director of T. Rowe Price Strategic Partners
Director and Managing         Associates, Inc.; Director and Vice President of T. Rowe
Director of the Manager       Price Threshold Fund Associates, Inc.

John H. Laporte, Jr.,
Director and Managing
Director of the Manager

William T. Reynolds,          Chairman of the Board of T. Rowe Price Stable Asset
Director and Managing         Management, Inc.; Director of TRP Finance, Inc.
Director of the Manager

James S. Riepe,               Chairman of the Board and President of T. Rowe Price Trust
Vice Chairman of the          Company; Chairman of the Board of T. Rowe Price
Board, Director, and          (Canada), Inc., T. Rowe Price Investment Services, Inc., T.
Managing Director of the      Rowe Price Investment Technologies, Inc., T. Rowe Price
Manager                       Retirement Plan Services, Inc., and T. Rowe Price Services,
                              Inc.; Director of Price-Fleming, T. Rowe Price Insurance
                              Agency, Inc. and TRPH Corporation; Director and President
                              of TRP Distribution, Inc., TRP Suburban Second, Inc., and
                              TRP Suburban, Inc.; and Director and Vice President of T.
                              Rowe Price Stable Asset Management, Inc.

George A. Roche,              Chairman of the Board of TRP Finance, Inc.; Director of
Chairman of the Board,        Price-Fleming, T. Rowe Price Retirement Plan Services,
President, and Managing       Inc., and T. Rowe Price Strategic Partners, Inc.; and
Director of the Manager       Director and Vice President of T. Rowe Price Threshold
                              Fund Associates, Inc., TRP Suburban Second, Inc., and TRP
                              Suburban, Inc.

Brian C. Rogers,              Vice President of T. Rowe Price Trust Company
Director and Managing
Director of the Manager

M. David Testa,               Chairman of the Board of Price-Fleming; President and
Vice Chairman of the          Director of T. Rowe Price (Canada), Inc.; Director and Vice
Board, Chief Investment       President of T. Rowe Price Trust Company; and Director of
Officer, and Managing         TRPH Corporation
Director of the Manager

Executive Officers:

       Name and Current
        Position with
        T. Rowe Price                          Other Business and Connections
       Associates Inc.                            During the Past Two Years
       ----------------                        ------------------------------
Edward C. Bernard,            Director and President of T. Rowe Price Insurance Agency,
Managing Director of the      Inc. and T. Rowe Price Investment Services, Inc.; Director of
Manager                       T. Rowe Price Services, Inc.; Vice President of TRP
                              Distribution, Inc.


       Name and Current
        Position with
        T. Rowe Price                          Other Business and Connections
       Associates Inc.                            During the Past Two Years
       ----------------                        ------------------------------
Michael A. Goff,              Director and the President of T. Rowe Price Investment
Managing Director of the      Technologies, Inc.
Manager

Charles E. Vieth,             Director and President of T. Rowe Price Retirement Plan
Managing Director of the      Services, Inc.; Director and Vice President of T. Rowe Price
Manager                       Investment Services, Inc. and T. Rowe Price Services, Inc.;
                              Vice President of T. Rowe Price (Canada), Inc., T. Rowe Price
                              Trust Company, and TRP Distribution, Inc.

Alvin M. Younger, Jr.,        Director, Vice President, Treasurer, and Secretary of TRP
Chief Financial Officer,      Suburban Second, Inc. and TRP Suburban, Inc.; Director of
Managing Director,            TRP Finance, Inc.; Secretary and Treasurer for Price-Fleming,
Secretary, and Treasurer      T. Rowe Price (Canada), Inc., T. Rowe Price Insurance
of the Manager                Agency, Inc., T. Rowe Price Investment Services, Inc., T.
                              Rowe Price Real Estate Group, Inc., T. Rowe Price Retirement
                              Plan Services, Inc., T. Rowe Price Services, Inc., T. Rowe
                              Price Stable Asset Management, Inc., T. Rowe Price Strategic
                              Partners Associates, Inc., T. Rowe Price Threshold Fund
                              Associates, Inc., T. Rowe Price Trust Company, TRP
                              Distribution, Inc., and TRPH Corporation; Treasurer and Clerk
                              of T. Rowe Price Insurance Agency of Massachusetts, Inc.

Managing Directors:

       Name and Current
        Position with
        T. Rowe Price                          Other Business and Connections
       Associates Inc.                            During the Past Two Years
       ----------------                        ------------------------------
Preston G. Athey,
Managing Director of the
Manager

Brian W.H. Berghuis,
Managing Director of the
Manager

Stephen W. Boesel,            Vice President of T. Rowe Price Trust Company
Managing Director of the
Manager

Gregory A. McCrickard,        Vice President of T. Rowe Price Trust Company
Managing Director of the
Manager

Mary J. Miller,
Managing Director of the
Manager


       Name and Current
        Position with
        T. Rowe Price                          Other Business and Connections
       Associates Inc.                            During the Past Two Years
       ----------------                        ------------------------------
Charles A. Morris,
Managing Director of the
Manager

George A. Murnaghan,          Executive Vice President of Price-Fleming; Vice President of
Managing Director of the      T. Rowe Price Investment Services, Inc. and T. Rowe Price
Manager                       Trust Company

Edmund M. Notzon, III,        Vice President of T. Rowe Price Trust Company
Managing Director of the
Manager

Wayne D. O'Melia,             Director and President of T. Rowe Price Services, Inc.; Vice
Managing Director of the      President of T. Rowe Price Trust Company
Manager

Larry J. Puglia,              Vice President of T. Rowe Price (Canada), Inc.
Managing Director of the
Manager

John R. Rockwell,             Director and Senior Vice President of T. Rowe Price
Managing Director of the      Retirement Plan Services, Inc.; Director and Vice President
Manager                       of T. Rowe Price Stable Asset Management, Inc. and T.
                              Rowe Price Trust Company; Vice President of T. Rowe Price
                              Investment Services, Inc.

R. Todd Ruppert,              President and Director of TRPH Corporation; Vice President
Managing Director of the      of T. Rowe Price Retirement Plan Services, Inc. and T.
Manager                       Rowe Price Trust Company

Robert W. Smith,              Vice President of Price-Fleming
Managing Director of the
Manager

William J. Stromberg,
Managing Director of the
Manager

Richard T. Whitney,           Vice President of Price-Fleming and T. Rowe Price Trust
Managing Director of the      Company
Manager


Independence Capital Management, Inc.

       Name and Current
        Position with
     Independence Capital                       Other Business and Connections
       Management, Inc.                            During the Past Two Years
     --------------------                       ------------------------------
Richardson T. Merriman,         Senior Vice President of Independence Capital Management,
Senior Vice President and       Inc., Radnor, PA; President, Chief Executive Officer and
Director                        Chief Investment Officer of The Pennsylvania Trust
                                Company, Radnor, PA

Nils L. Berglund,               Vice President of Independence Capital Management, Inc.,
Vice President                  Radnor, PA; Senior Vice President and Portfolio Manager
                                of The Pennsylvania Trust Company, Radnor, PA;
                                Registered Representative of Hornor, Townsend & Kent,
                                Inc., Horsham, PA

Peter Moffit Sherman,           Senior Vice President and Chief Investment Officer of The
President and Chief             Penn Mutual Life Insurance Company, Horsham, PA;
Executive Officer               Registered Representative of Hornor, Townsend & Kent,
                                Inc., Horsham, PA; President and Chief Executive Officer
                                of Independence Capital Management, Inc., Horsham, PA

Robert E. Chappell,             Director of Independence Capital Management, Inc.,
Director                        Horsham, PA; Chairman and Chief Executive Officer of
                                The Penn Mutual Life Insurance Company, Horsham, PA

Barbara Sheldon Wood,           Senior Vice President and Treasurer of Hornor, Townsend
Vice President,                 & Kent, Inc., Horsham, PA; Vice President, Controller and
Controller, Treasurer and       Assistant Treasurer of Independence Capital Management,
Secretary                       Inc., Radnor, PA

OpCap Advisors

        Name and Current Position with                 Other Business and Connections
                OpCap Advisors*                           During the Past Two Years
        ------------------------------                 -------------------------------
Robert J. Bluestone,                            Managing Director of Oppenheimer
Vice President                                  Capital; Director of Oppenheimer Capital
                                                Trust Company.

Thomas E. Duggan,                               Managing Director & General Counsel of
General Counsel & Secretary                     Oppenheimer Capital.

Linda S. Ferrante,                              Managing Director of Oppenheimer
Portfolio Manager                               Capital.

Bernard H. Garil,                               Managing Director of Oppenheimer
President                                       Captial; Director of Oppenheimer Capital
                                                Trust Company.

John Giusio,                                    Vice President of Oppenheimer Capital.
Vice President and Portfolio Manager


        Name and Current Position with                 Other Business and Connections
                OpCap Advisors*                           During the Past Two Years
        ------------------------------                 -------------------------------
Richard J. Glasebrook, II,                      Managing Director of Oppenheimer
Vice President and Portfolio Manager            Capital.

Colin Glinsman,                                 Managing Director of Oppenheimer
Vice President and Portfolio Manager            Capital.

Louis Goldstein,                                Senior Vice President of Oppenheimer
Vice President and Portfolio Manager            Capital.

Matthew Greenwald,                              Senior Vice President of Oppenheimer
Portfolio Manager                               Capital.

Alan Gutmann,                                   Senior Vice President of Oppenheimer
Vice President and Portfolio Manager            Capital.

Benjamin Gutstein,                              Assistant Vice President of Oppenheimer
Vice President and Portfolio Manager            Capital.

Vikki Y. Hanges,                                Senior Vice President of Oppenheimer
Vice President and Portfolio Manager            Capital.

Richard Kent,                                   Managing Director of Oppenheimer
Vice President                                  Capital.

Francis A. LeCates, Jr.,                        Managing Director of Oppenheimer
Director of Research                            Capital.

George A. Long,                                 Chairman, Chief Executive Officer and
Chairman                                        Chief Investment Officer of Oppenheimer
                                                Capital.

Elisa A. Mazen,                                 Vice President of Oppenheimer Capital
Vice Presidnet and Portfolio Manager            International Division.

Timothy McCormack,                              Senior Vice President of Oppenheimer
Vice President and Portfolio Manager            Capital; formerly, Assistant Vice
                                                President of Oppenheimer Capital.

Susan Murphy,                                   President of OCC Cash Management
President of an affiliate                       Services Division and Oppenheimer
                                                Capital Trust Company; Managing
                                                Director of Oppenheimer Capital.

Eric Retzlaff,                                  Senior Vice President of Oppenheimer
Senior Vice President                           Capital.

Eileen Rominger,                                Managing Director of Oppenheimer
Vice President and Portfolio Manager            Capital.

Lawrence K. Becker,                             Managing Director/Treasurer/Chief
Treasurer and Chief Financial Officer           Financial Officer of Oppenheimer
                                                Capital; Director of Oppenheimer Capital
                                                Trust Company.


        Name and Current Position with                 Other Business and Connections
                OpCap Advisors*                           During the Past Two Years
        ------------------------------                 -------------------------------
Elliot Weiss,                                   Vice President of Oppenheimer Capital.
Vice President

Jeffrey Whittington,                            Senior Vice President of Oppenheimer
Portfolio Manager                               Capital.

         * The address of OpCap Advisors is 200 Liberty Street, New York, New York, 10281

         Vontobel USA Inc.

         Since February 1997, Mr. Heinrich Schlegel has served as a director of:

                           Vontobel Funds, Inc.
                           Suite 223
                           1500 Forest Avenue
                           Richmond, VA  23229

         Vontobel Funds, Inc. is a registered investment company, incorporated under the laws of Maryland, comprising six fund series for which Vontobel USA Inc. serves as investment adviser.

         RS Investment Management, Inc.

--------------------------------------------------------------------------------------
Name and Current Position       Other Business Connections during the Past Two Years
with RS Investment
Management, Inc.
--------------------------------------------------------------------------------------
David James Evans III
Portfolio Manager
Secretary and Securities
Analyst
--------------------------------------------------------------------------------------
George Randall Hecht            Executive V.P., COO and Limited Partner of
Director and President          Robertson, Stephens & Company, L.P.;
                                President and CEO of Robertson Stephens Investment
                                Trust; Trustee of Robertson Stephens Investment Trust.
--------------------------------------------------------------------------------------
James Lawrence Callinan         Portfolio Manager, Putnam Investments.
Portfolio Manager
--------------------------------------------------------------------------------------

Item 27. Principal Underwriters

         Not Applicable.

Item 28. Location of Accounts and Records

         Penn Series Funds, Inc.
         600 Dresher Road
         Horsham, PA  19044

         PFPC Inc.
         Bellevue Corporate Center
         103 Bellevue Parkway
         Wilmington, DE 19809

         T. Rowe Price Associates, Inc.
         100 E. Pratt Street
         Baltimore, MD 21202

         Morgan, Lewis & Bockius  LLP
         1701 Market Street
         Philadelphia, PA  19103-2921

         Independence Capital Management, Inc.
         600 Dresher Road
         Horsham, PA  19044

         OpCap Advisors
         Oppenheimer Capital
         One World Financial Center
         New York, NY  10281

         Vontobel USA Inc.
         450 Park Avenue
         New York, NY  10022

         RS Investment Management, Inc.
         555 California Street
         San Francisco, CA 94104

Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment to Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Horsham, Commonwealth of Pennsylvania on the 25th day of February, 1999.

                                                PENN SERIES FUNDS, INC.


                                                By: /s/ JAMES B. McELWAIN
                                                    James B. McElwain, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement of the Registrant has been signed below by the following persons in the capacities indicated on the 25th day of February, 1999.

Signature                                         Title

/s/ JAMES B. McELWAIN                             President (Principal Executive
---------------------------                       Officer)
James B. McElwain

/s/ STEVEN M. HERZBERG                            Treasurer (Principal
---------------------------                       Financial Officer)
Steven M. Herzberg

/s/ ANN M. STROOTMAN                              Controller (Principal
---------------------------                       Accounting Officer)
Ann M. Strootman


* EUGENE BAY                                      Director

* JAMES S. GREENE                                 Director

* ROBERT E. CHAPPELL                              Director

* WILLIAM H. LOESCHE, JR.                         Director

* M. DONALD WRIGHT                                Director

* LARRY L. MAST                                   Director

* DANIEL J. TORAN                                 Director


* By: /s/ ROBERT E. CHAPPELL
      ------------------------------------------
          Robert E. Chappell, Attorney-In-Fact

                                  EXHIBIT INDEX

EDGAR
Exhibit
Number       Description
-------      ------------
             (a)  Articles of Incorporation -Previously filed on April 26, 1983 as Exhibit 1 to Post-Effective Amendment No. 24 to this Registration Statement, and incorporated by reference to
                  Exhibit 1 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

             (b) By-Laws - Previously filed on August 27, 1992 as Exhibit 2 to Post-Effective Amendment No. 37 to this Registration Statement, and incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

             (c) None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

             (d)  (1) Investment Advisory Agreement between the Registrant and
                      Independence Capital Management, Inc. with respect to the Growth Equity, Quality Bond and Money Market Funds - Previously filed on August 27, 1992 as Exhibit 5(b) to Post-Effective Amendment No. 37 to this Registration Statement, and incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

                  (2) Investment Advisory Agreement between the Registrant and
                      Independence Capital Management, Inc. with respect to the Emerging Growth Fund Incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 45 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-97-001076) on November 21, 1997.

                  (3) Sub-Advisory Agreement between Independence Capital
                      Management, Inc. and RS Investment Management, Inc. with respect to the Emerging Growth Fund - Incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as
                      filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000286) on February 27,
                      1998.

Ex. 99            (4) Investment Advisory Agreement between the Registrant and
                      Independence Capital Management, Inc. with respect to the Value Equity, Small Capitalization, Flexibly Managed, International Equity and High Yield Bond Funds - Filed herewith.

Ex. 99            (5) Sub-Advisory Agreement between Independence Capital
                      Management, Inc. and OpCap Advisors with respect to the Value Equity and Small Capitalization Funds - Filed herewith.

Ex. 99            (6) Sub-Advisory Agreement between Independence Capital
                      Management, Inc. and T. Rowe Price Associates, Inc. with respect to the Flexibly Managed and High Yield Bond Funds
                      - Filed herewith.

Ex. 99            (7) Sub-Advisory Agreement between Independence Capital
                      Management, Inc. and Vontobel USA Inc. with respect to the International Equity Fund - Filed herewith.

             (e) None. Common stock of the Registrant is sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

             (f)  None.

             (g)  (1) Amended and Restated Custodian Agreement between the
                      Registrant and Provident National Bank - Previously filed on April 26, 1993 as Exhibit 8(a) to Post-Effective Amendment No. 38 to this Registration Statement, and incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

                  (2) Form of Foreign Custody Manager Agreement between the
                      Registrant and PNC Bank - Incorporated by reference to
                      Exhibit 8(b) of Post-Effective Amendment No. 46 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-98-000286) on February 27, 1998.

             (h)  (1) Administrative and Corporate Services Agreement between the Registrant and The Penn Mutual Life Insurance Company
                      - Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 45 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0001036050-97-001076) on November 21, 1997.

                  (2) Accounting Services Agreement between the Registrant and
                      Provident Financial Processing Corporation - Previously filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to this Registration Statement, and incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

                  (3) Agreement between the Registrant and Provident Financial
                      Processing Corporation on fees for services under Accounting Services Agreement - Previously filed on February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to this Registration Statement, and incorporated by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-97-001341) on February 14, 1997.

             (i) Opinion and Consent of Morgan, Lewis & Bockius LLP - Incorporated by reference to Exhibit 11(b) of Post-Effective Amendment No. 43 on Form N-1A (File Nos. 2-77284 and 811-3459), as filed with the Securities and Exchange Commission via EDGAR (Accession #0000950109-96-002456) on April 29, 1996.

  EX-99      (j)  Consent of Ernst & Young LLP - Filed herewith.

             (k)  None.

             (l)  None.

             (m)  None.

  EX-27      (n)  Financial Data Schedules - Filed herewith.

             (o)  None.

EX-99        (p)  Powers of Attorney of Directors - Filed herewith.